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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
STEWART & STEVENSON SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, without par value, of Stewart & Stevenson Services, Inc. (the "Company Common Stock").
	(2)	Aggregate number of securities to which transaction applies: 29,367,498 shares of Company Common Stock and options to purchase 2,106,550 shares of Company Common Stock, all as of February 24, 2006.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        The filing fee was determined by multiplying 0.0002 by the sum of (a) the product of 29,367,498 issued and outstanding shares of Company Common Stock and the per share merger consideration of $35.00, plus (b) the product of 2,106,550 (the aggregate number of shares of Company Common Stock that could be issued and outstanding immediately prior to the effective time as a result of the exercise of options to purchase Company Common Stock that were outstanding as of February 24, 2006) and $18.61 per share (which is the difference between $35.00 and $16.39, which is the weighted average exercise price per share of such options).

	(4)	Proposed maximum aggregate value of transaction: $1,067,067,432
	(5)	Total fee paid: $213,414
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PRELIMINARY COPY

STEWART & STEVENSON SERVICES, INC.
2707 NORTH LOOP WEST
P.O. BOX 1637
HOUSTON, TEXAS 77251-1637

PROPOSED CASH MERGER—YOUR VOTE IS VERY IMPORTANT

                        , 2006

Dear Shareholder:

        You are cordially invited to attend a special meeting of shareholders of Stewart & Stevenson Services, Inc., to be held on                        , 2006 at             , Houston time, at                        . At the special meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of February 27, 2006, among Stewart & Stevenson Services, Inc., Armor Holdings, Inc. and Santana Acquisition Corp., and the merger contemplated by the merger agreement. Under the merger agreement, Santana Acquisition Corp., a wholly owned subsidiary corporation of Armor Holdings, Inc., will be merged with and into Stewart & Stevenson Services, Inc., with Stewart & Stevenson Services, Inc. being the surviving corporation.

        If the merger is completed, each issued and outstanding share of our common stock will be converted into the right to receive $35.00 in cash, without interest, unless the shareholder chooses to be a dissenting shareholder and exercises and perfects appraisal rights under Texas law. In exchange for the execution and delivery of an option cancellation agreement, each outstanding option to purchase our common stock will be canceled and converted into the right to receive (1) the excess, if any, of $35.00 over the per share exercise price of the option multiplied by (2) the number of shares of common stock subject to the option, net of any applicable withholding taxes and without interest.

        If the merger is completed, we will no longer be a publicly traded company.

        Our Board of Directors has unanimously approved the merger agreement and the merger. Our Board of Directors has determined that the terms of the merger agreement and the proposed merger are fair to and in the best interests of our shareholders. Our Board of Directors recommends that you vote FOR the approval and adoption of the merger agreement and the merger. Our Board of Directors also recommends that you vote FOR the approval of any proposal to postpone or adjourn the special meeting to a later date to solicit additional proxies in favor of the approval and adoption of the merger agreement and the merger if there are not sufficient votes for approval and adoption of the merger agreement and the merger at the special meeting.

        The enclosed proxy statement provides information about the merger agreement, the proposed merger and the transactions contemplated thereby and the special meeting. You may obtain additional information about us from documents filed with the Securities and Exchange Commission. We urge you to read the entire proxy statement carefully, including the appendices, as it sets forth the details of the merger agreement and other important information related to the merger.

        Your vote is very important. The merger cannot be completed unless the merger agreement and the merger are approved and adopted by the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote. Even if you plan to attend the special meeting, it is important that your shares are represented at the special meeting. To ensure that your shares will be represented, please complete, sign, date and mail the enclosed proxy card at your first opportunity.

        This solicitation for your proxy is being made by us on behalf of our Board of Directors. If you fail to vote on the merger, the effect will be the same as a vote against the approval and adoption of the merger agreement and the merger for purposes of the vote referred to above. If you complete, sign and submit your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of approval and adoption of the merger agreement, the merger and any postponement or adjournment of the special meeting referred to above. Returning the proxy card will not deprive you of your right to attend the special meeting and vote your shares in person.

        On behalf of our Board of Directors, I thank you for your continued support and your consideration of this matter.

Sincerely,
Max L. Lukens Chief Executive Officer and President

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

        This proxy statement is dated                        , 2006 and is first being mailed to our shareholders on or about                        , 2006.

STEWART & STEVENSON SERVICES, INC.
2707 North Loop West
P.O. Box 1637
Houston, Texas 77251-1637

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On                        , 2006

        Notice is hereby given that a special meeting of shareholders of Stewart & Stevenson Services, Inc., a Texas corporation, will be held on                        , 2006, at              a.m., Houston time, at                        for the following purposes:

  •
  To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of February 27, 2006, among us, Armor Holdings, Inc. and Santana Acquisition Corp., and the merger contemplated by the merger agreement.

  •
  To grant to the proxyholders the authority to vote in their discretion with respect to the approval of any proposal to postpone or adjourn the special meeting to a later date to solicit additional proxies in favor of the approval and adoption of the merger agreement and the merger if there are not sufficient votes for approval and adoption of the merger agreement and the merger at the special meeting.

  •
  To consider and vote upon such other matters as may properly come before the special meeting or any adjournment or postponement of the special meeting.

        Our Board of Directors has approved the terms of the merger agreement and the proposed merger. Our Board of Directors has determined that the terms of the merger agreement and the proposed merger are fair to and in the best interests of our shareholders. Our Board of Directors recommends that you vote FOR the approval and adoption of the merger agreement and the merger. Our Board of Directors also recommends that you vote FOR the approval of any postponement or adjournment of the special meeting referred to above.

        Only holders of record of our common stock at the close of business on                        , 2006, the record date, are entitled to notice of, and to vote at, the special meeting or any adjournments or postponements thereof.

        If you do not vote in favor of approval and adoption of the merger agreement and the merger you will have the right to seek appraisal of the fair value of your shares if the merger is completed, but only if you submit a written demand for an appraisal to us before the vote is taken on the merger agreement and the merger and you comply with Texas law as explained in the accompanying proxy statement.

        Your vote is very important, regardless of the number of shares you own. The merger cannot be completed unless the merger agreement and the merger are approved and adopted by the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote. Failure to vote on the merger has the same effect as a vote against the merger proposal. Even if you plan to attend the special meeting, it is important that your shares are represented at the special meeting. To ensure that your shares will be represented, please complete, date, sign and mail the enclosed proxy card. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for submissions by mail.

        This solicitation for your proxy is being made by us on behalf of our Board of Directors. If you do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

        If you have any questions or need assistance in voting your shares, please call Morrow & Co., Inc., which is assisting us, toll-free at (800) 607-0088.

        The merger agreement and the merger are described in the accompanying proxy statement, which we urge you to read carefully. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement.

By Order of the Board of Directors,
Carl B. King Senior Vice President, General Counsel and Secretary

Houston, Texas
                        , 2006

TABLE OF CONTENTS

SUMMARY TERM SHEET
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
THE SPECIAL MEETING
DATE, TIME AND PLACE OF THE SPECIAL MEETING
PURPOSES OF THE SPECIAL MEETING
RECORD DATE, QUORUM AND VOTING INFORMATION
APPRAISAL RIGHTS
PROXIES; REVOCATION
EXPENSES OF PROXY SOLICITATION
ADJOURNMENTS
STOCK CERTIFICATES
THE PARTIES TO THE MERGER
STEWART & STEVENSON SERVICES, INC.
ARMOR HOLDINGS, INC.
SANTANA ACQUISITION CORP.
SPECIAL FACTORS
GENERAL
BACKGROUND OF THE MERGER
RECOMMENDATION OF OUR BOARD OF DIRECTORS AND REASONS FOR THE MERGER
OPINION OF OUR BOARD'S FINANCIAL ADVISOR
EFFECTS OF THE MERGER
RISKS THAT THE MERGER WILL NOT BE COMPLETED
INTERESTS OF SPECIFIC PERSONS IN THE MERGER
FEDERAL REGULATORY MATTERS
TRANSACTIONS WITH ARMOR HOLDINGS
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
APPRAISAL RIGHTS
THE MERGER AGREEMENT
STRUCTURE OF THE MERGER
EFFECTIVE TIME OF THE MERGER
ARTICLES OF INCORPORATION; BYLAWS AND DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION
MERGER CONSIDERATION
EXCHANGE PROCEDURES
TREATMENT OF OPTIONS
REPRESENTATIONS AND WARRANTIES
COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING THE MERGER
REASONABLE BEST EFFORTS
SHAREHOLDER APPROVAL
PROXY STATEMENT
PRESS RELEASES
ACCESS TO INFORMATION
NO SOLICITATION
TAKEOVER LAWS AND PROVISION
REGULATORY APPLICATIONS
INDEMNIFICATION
EMPLOYEE MATTERS
FINANCING
CONDITIONS TO THE MERGER

DEFINITION OF "MATERIAL ADVERSE CHANGE" AND "MATERIAL ADVERSE EFFECT"
TERMINATION
TERMINATION FEE
AMENDMENT
MARKET PRICE AND DIVIDEND INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION
FUTURE SHAREHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
ADDITIONAL INFORMATION
LIST OF APPENDICES
APPENDIX A—AGREEMENT AND PLAN OF MERGER
APPENDIX B—OPINION OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
APPENDIX C—ARTICLE 5.11, 5.12 AND 5.13 OF THE TEXAS BUSINESS CORPORATION ACT (REGARDING DISSENTERS' RIGHTS)

SUMMARY TERM SHEET

        This summary term sheet, together with the following question and answer section, highlights important information discussed in more detail elsewhere in this proxy statement. This summary term sheet may not contain all of the information you should consider before voting on the merger agreement and the merger. To understand the merger more fully, you are urged to read carefully this entire proxy statement and all of its appendices, including the merger agreement, a copy of which is attached as Appendix A to this proxy statement, before voting on whether to approve the merger agreement and the merger. The merger agreement is the legal document that governs the merger. The representations and warranties in the merger agreement were made for purposes of the merger agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement. In this proxy statement, the terms "we," "us" and "our" refer to Stewart & Stevenson Services, Inc.

The Parties to the Merger

  •
  Stewart & Stevenson Services, Inc.—We are a Texas corporation that is headquartered in Houston, Texas. We are a leading manufacturer of military tactical wheeled vehicles, including the Family of Medium Tactical Vehicles (FMTV), the U.S. Army's primary transport platform.

  •
  Armor Holdings, Inc.—Armor Holdings is a Delaware corporation that is headquartered in Jacksonville, Florida. Armor Holdings is a leading manufacturer and distributor of security products and vehicle armor systems serving military, law enforcement, homeland security and commercial markets.

  •
  Santana Acquisition Corp.—Acquisition Corp. is a Texas corporation that is a wholly-owned subsidiary of Armor Holdings. Armor Holdings formed Acquisition Corp. for the purpose of completing the merger.

The Merger

  •
  In the merger, Acquisition Corp. will merge with and into us, and we will no longer be a publicly traded company. Upon completion of the merger, Acquisition Corp. will cease to exist and we will continue as the surviving corporation and as a wholly-owned subsidiary of Armor Holdings. We have attached the merger agreement as Appendix A to this proxy statement. We urge you to read the merger agreement in its entirety because it is the legal document that governs the merger. See "Special Factors" beginning on page 8 and "The Merger Agreement" beginning on page 33.

  •
  Following the merger, our shareholders will cease to have ownership interests in us or rights as shareholders of our common stock.

Shareholder Vote Required to Approve the Merger

  •
  You are being asked to consider and vote upon a proposal to approve and adopt the merger agreement and the merger contemplated by the merger agreement. Approval and adoption of the merger agreement and the merger require the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote. Abstentions and broker non-votes will have the effect of a vote against the merger. On the record date, there were                  shares of our common stock outstanding and entitled to be voted at the special meeting. See "The Special Meeting" beginning on page 4.

i

Recommendation of Our Board of Directors

  •
  Our Board of Directors has determined that the terms of the merger agreement and the proposed merger are fair to and in the best interests of our shareholders. For information as to the reasons for our Board of Directors reaching such conclusion, see "Special Factors—Recommendation of the Board of Directors and Reasons for the Merger" beginning on page 13. Our Board of Directors has approved the merger agreement and the merger and recommends that you vote FOR the approval and adoption of the merger agreement and the merger and FOR the approval of any proposal to postpone or adjourn the special meeting to a later date to solicit additional proxies in favor of the approval and adoption of the merger agreement and the merger if there are not sufficient votes for approval and adoption of the merger agreement and the merger at the special meeting.

Opinion of Our Board's Financial Advisor

  •
  Our Board of Directors engaged Merrill Lynch, Pierce, Fenner & Smith Incorporated (referred to in this proxy statement as "Merrill Lynch") to assist it in connection with its evaluation of the proposed merger and to render an opinion as to whether the consideration to be received by the holders of our common stock pursuant to the merger was fair from a financial point of view to such holders. On February 26, 2006, Merrill Lynch delivered its oral opinion, which opinion was subsequently confirmed in writing, to our Board of Directors to the effect that, as of that date and based upon the assumptions made, matters considered and limits of review set forth in its written opinion, the consideration of $35.00 in cash per share of our common stock pursuant to the merger was fair from a financial point of view to the holders of our common stock. A copy of Merrill Lynch's written opinion, which sets forth the assumptions made, matters considered and limits on the scope of review undertaken by Merrill Lynch, is attached to this proxy statement as Appendix B and is incorporated into this proxy statement by reference. Each holder of our common stock is encouraged to read Merrill Lynch's opinion in its entirety. Merrill Lynch's opinion was intended for the use and benefit of our Board of Directors, does not address the merits of the underlying decision by us to engage in the merger and does not constitute a recommendation to any shareholder as to how that shareholder should vote on the merger or any related matter. See "Special Factors—Opinion of Our Board's Financial Advisor" beginning on page 16.

Consideration; Effect of the Merger on Our Shareholders

  •
  In the merger, each share of our common stock will be converted automatically into the right to receive $35.00 in cash, without interest, except for:

  •
  shares of our common stock owned or held by us, Armor Holdings, Acquisition Corp. and/or any of our respective subsidiaries, all of which will be canceled without any payment; and

  •
  shares of our common stock held by shareholders who properly exercise and perfect appraisal rights, which will be available in accordance with Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act, referred to in this proxy statement as the "TBCA." See "Special Factors—Appraisal Rights" beginning on page 30.

  •
  In exchange for the execution and delivery of an option cancellation agreement, at the effective time of the merger, each outstanding option under our stock option plans will be fully vested and exercisable and will be canceled and converted into the right to receive an amount in cash determined by multiplying (1) the excess, if any, of $35.00 over the per share exercise price of the option and (2) the number of shares of our common stock subject to the option, net of any applicable withholding taxes and without interest. See "The Merger Agreement" beginning on page 33. The merger agreement requires our Board of Directors or any committee administering stock option plans to take all actions necessary to cause all outstanding stock options granted under stock option plans to become vested and exercisable at the effective time of the merger. See "The Merger Agreement—Treatment of Options" beginning on page 35.

  •
  Upon completion of the merger, our shareholders will cease to have ownership interests in us or rights as our shareholders, and Armor Holdings will own all of the surviving corporation's outstanding capital stock. Therefore, our shareholders will not participate in any of our future earnings or growth and will not benefit from any of our appreciation in value. See "Special Factors—Effects of the Merger" beginning on page 20.

Interests of Specific Persons in the Merger

  •
  Some of our executive officers and directors may have interests in the merger that are different from, or in addition to, the interests of our shareholders generally. See "Special Factors—Interests of Specific Persons in the Merger" beginning on page 22.

Conditions to the Merger

  •
  The merger agreement contains conditions to each party's obligation to consummate the merger, including, without limitation:

  •
  approval of the merger agreement and the merger by the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote;

  •
  expiration or termination of any waiting period applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act, as amended, referred to in this proxy statement as the "HSR Act," and the rules and regulations thereunder; and

  •
  absence of any injunction, order or other legal restraint prohibiting consummation of the merger.

  •
  In addition, the merger agreement contains conditions to Armor Holdings' obligation to consummate the merger, including the absence of a material adverse change (as defined in the merger agreement) since the date of the merger agreement. See "The Merger Agreement—Conditions to the Merger" on page 43.

Restrictions Regarding Other Acquisition Proposals

  •
  Pursuant to the merger agreement, we have agreed that we will not, directly or indirectly, initiate, solicit or knowingly encourage or facilitate inquiries or proposals with respect to, or provide any confidential information to, any third party relating to any proposal to acquire us or our assets. We are obligated to notify Armor Holdings promptly of any such acquisition proposal we receive.

  •
  If any bona fide written acquisition proposal has not been withdrawn, our Board of Directors remains free to withdraw or modify its recommendation to our shareholders in a manner adverse to Armor Holdings if our Board of Directors determines that the acquisition proposal is a superior proposal and determines in good faith, after consulting with counsel, that the failure to do so would be inconsistent with its fiduciary obligations under applicable law.

  •
  Our Board of Directors remains free to withdraw or modify its recommendation to our shareholders in a manner adverse to Armor Holdings to the extent our Board of Directors determines in good faith, after consulting with counsel, that the failure to take such action would constitute a breach of our Board's fiduciary obligations under applicable law. See 'The Merger Agreement-No Solicitation" on page 39.

Termination of the Merger Agreement

  •
  The merger agreement may be terminated prior to the closing of the merger under several circumstances, including, without limitation:

  •
  by us or Armor Holdings if the effective time of the merger does not occur on or before the close of business on November 27, 2006, provided that such termination right will not be available to any party whose failure to comply with any provision of the merger agreement has resulted in the failure of any of the conditions to consummating the merger set forth in the merger agreement;

  •
  by us if our Board of Directors approves or recommends, or we enter into a definitive agreement, for an acquisition proposal, or our Board of Directors changes its recommendation to our shareholders in a manner adverse to Armor Holdings in respect of the merger agreement, in each case to the extent we have complied with the terms of the merger agreement; and

  •
  by Armor Holdings, if:

  •
  we materially violate the terms of the merger agreement regarding other acquisition proposals to the detriment of Armor Holdings;

  •
  our Board of Directors recommends to our shareholders an acquisition proposal or a superior proposal;

  •
  we enter into an agreement providing for an acquisition proposal or a superior proposal; or

  •
  our Board of Directors withdraws the approval of the merger or the merger agreement, withdraws or modifies its recommendation to our shareholders in a manner adverse to Armor Holdings in respect of the merger agreement or approves or recommends an acquisition proposal. See "The Merger Agreement—Termination" beginning on page 44.

Termination Fee

  •
  If the merger agreement is terminated under specified circumstances, including our Board's recommendation of an acquisition proposal or superior proposal, we may be required to pay to Armor Holdings a $37.34 million termination fee or the reasonable expenses incurred by Armor Holdings and Acquisition Corp. in negotiating and preparing the merger agreement. See "The Merger Agreement—Termination Fee" beginning on page 45.

Tax Consequences

  •
  The receipt of cash by a United States holder in exchange for our common stock will be a taxable transaction for U.S. federal income tax purposes. In general, United States holders of our common stock who receive cash in exchange for their shares pursuant to the merger should recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and their adjusted tax basis in their shares of our common stock. If a shareholder holds our shares as a capital asset, such gain or loss should generally be a capital gain or loss. If the shareholder has held the shares for more than one year, the gain or loss should generally be a long-term gain or loss. The deductibility of capital losses is subject to limitations. Tax matters are very complex and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the merger to you, including the federal, state, local and foreign tax consequences of the merger. See "Special Factors—Material U.S. Federal Income Tax Consequences" beginning on page 28.

Dissenters' Rights of Appraisal

  •
  Subject to compliance with the procedures set forth in Articles 5.11, 5.12 and 5.13 of the TBCA, holders of record of our common stock as of the record date who file with us, prior to the special meeting, a written objection to the merger and otherwise comply with the requirements of Articles 5.11, 5.12 and 5.13 of the TBCA are entitled to dissenters' rights of appraisal in connection with the merger, whereby such shareholders may receive the "fair value" of their shares in cash. Failure to take any of the steps required under Articles 5.11, 5.12 and 5.13 of the TBCA on a timely basis may result in a loss of those dissenters' rights of appraisal. These procedures are described in this proxy statement. The provisions of Texas law that grant dissenters' rights and govern such procedures are attached as Appendix C to this proxy statement. See the section entitled "Special Factors—Appraisal Rights" on page 30.

Voting Procedures

  •
  Each share of our outstanding common stock is entitled to one vote at the special meeting. You may vote by completing, signing and mailing your proxy card in the postage-paid envelope, or by attending the meeting and voting in person. Whether or not you intend to attend the special meeting, please grant your proxy to ensure that your shares are represented at the special meeting and your vote is counted.

v

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following section provides brief answers to some of the more likely questions raised in connection with the merger agreement, the special meeting and the merger. This section is not intended to contain all of the information that is important to you. You are urged to read the entire proxy statement carefully, including the information in the Appendices.

Q:    What am I being asked to vote on?

A:
You are being asked to approve and adopt the merger agreement and the merger, which provides for the acquisition of our company by Armor Holdings, and to vote on a proposal to approve the adjournment of the special meeting to a later date to solicit additional proxies in favor of the approval and adoption of the merger agreement and the merger if there are not sufficient votes for approval and adoption of the merger agreement and the merger at the special meeting. After the merger, we will no longer be a publicly traded company and will be a wholly-owned subsidiary of Armor Holdings.

  The merger agreement is attached as Appendix A to this proxy statement. We urge you to read it carefully.

Q:    Does our Board recommend that I vote in favor if the Merger?

A:
Yes. Our Board of Directors unanimously approved the merger agreement and the merger. Our Board of Directors believes that the terms of the merger agreement and the proposed merger are fair to and in the best interests of our shareholders. Our Board of Directors recommends that you vote FOR the approval and adoption of the merger agreement and the merger and FOR the approval of any proposal to postpone or adjourn the special meeting to a later date to solicit additional proxies in favor of the approval and adoption of the merger agreement and the merger if there are not sufficient votes for approval and adoption of the merger agreement and the merger at the special meeting.

Q:    When and where will the special meeting of shareholders be held?

A:
The special meeting of our shareholders will be held at             a.m., Houston time, on                        , 2006 at                        .

Q:    Who is eligible to vote?

A:
Holders of our common stock at the close of business on                        , 2006, the record date for the special meeting, are eligible to vote.

Q:    How many votes do I have?

A:
You have one vote for each share of our common stock that you owned at the close of business on                        , 2006, the record date for the special meeting.

Q:    What will I receive in the merger?

A:
As a result of the merger, our shareholders, other than those shareholders who properly exercise and perfect dissenters' rights of appraisal as discussed in this proxy statement, will receive $35.00 in cash in exchange for each share of our common stock owned, without interest. Each holder of an option to purchase our common stock that is issued and outstanding under our stock option plans will receive, in exchange for the cancellation of the option and execution and delivery of an option cancellation agreement, an amount in cash equal to the excess, if any, of $35.00 over the exercise price per share of our common stock subject to the option, multiplied by the number of shares of our common stock subject to the option, without interest and less any applicable withholding taxes.

Q:    What are the U.S. federal income tax consequences of the merger to me?

A:
The receipt of cash by a United States holder in exchange for our common stock will be a taxable transaction for U.S. federal income tax purposes. In general, United States holders of our common stock who receive cash in exchange for their shares pursuant to the merger should recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and their adjusted tax basis in their shares of our common stock. If a shareholder holds our shares as a capital asset, such gain or loss should generally be a capital gain or loss. If the shareholder has held the shares for more than one year, the gain or loss should generally be a long-term gain or loss. The deductibility of capital losses is subject to limitations. Tax matters are very complex and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the merger to you, including the federal, state, local and foreign tax consequences of the merger. See "Special Factors—Material U.S. Federal Income Tax Consequences" beginning on page 28.

Q:    What is the vote required to approve and adopt the merger agreement and the merger?

A:
The affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote is required to approve and adopt the merger agreement and the merger.

Q:    When do you expect to consummate the merger?

A:
Assuming holders of at least two-thirds of all outstanding shares of our common stock entitled to vote approve and adopt the merger agreement, we expect to consummate the merger promptly following the special meeting. However, we cannot assure you that all conditions to the merger will be satisfied or, if satisfied, the date by which they will be satisfied.

Q:    What do I need to do now?

A:
We urge you to read this proxy statement carefully, including its appendices, consider how the merger would affect you as a shareholder, and then vote. After you read this proxy statement, if you choose to vote by proxy, you should complete, sign and date your proxy card and mail it in the enclosed return envelope as soon as possible, even if you plan to attend the special meeting in person, so that your shares may be represented at the special meeting of our shareholders. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote for the approval and adoption of the merger agreement and the merger in accordance with the recommendation of our Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Q:    If my broker holds my shares in "street name," will my broker vote my shares for me?

A:
Your broker cannot vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedures provided by your broker.

Q:    What happens if I do not send in my proxy, if I do not instruct my broker to vote my shares or I abstain from voting?

A:
If you do not send in your proxy, do not instruct your broker to vote your shares or if you abstain from voting, it will have the same effect as a vote AGAINST approval of the merger agreement and the merger.

Q:    May I vote in person?

A:
Yes. You may attend the special meeting of our shareholders and vote your shares in person, regardless of whether you sign and return your proxy card prior to the special meeting. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy from the record holder.

Q:    Should I send in my stock certificates now?

A:
No. After the merger is completed, the disbursing agent for the merger will send a letter of transmittal and written instructions for exchanging your shares of our common stock for the merger consideration, without interest. You should not send in your stock certificates until you receive the letter of transmittal. See "The Merger Agreement—Exchange Procedures" beginning on page 34.

Q:    What rights do I have to seek an appraisal of my shares?

A:
If you wish, you may seek an appraisal of the fair value of your shares, but only if you comply with all requirements of Texas law as described on pages 30 through 32 of this proxy statement and in Appendix C of this proxy statement. The appraised fair value of your shares of our common stock, which will be paid to you if you seek an appraisal and comply with all such requirements, may be more than, less than or equal to the per share consideration to be paid in the merger.

  Merely voting against the merger agreement and the merger will not preserve your appraisal rights under Texas law. In order to validly exercise and perfect appraisal rights under Article 5.11, 5.12 and 5.13 of the TBCA, as described on pages 30 through 32 of this proxy statement and in Appendix C, among other things, you must not vote for approval and adoption of the merger agreement and the merger and you must deliver to us written demand for appraisal in compliance with Texas law prior to the vote on the merger agreement and the merger at the special meeting.

  Failure to take all of the steps required under Texas law may result in the loss of your appraisal rights. See "Special Factors—Appraisal Rights" beginning on page 30 and see Appendix C.

Q:    Who can help answer my questions?

A:
The information provided above in the question-and-answer format is for your convenience only and is merely a summary of some of the information contained in this proxy statement. You should carefully read the entire proxy statement, including the information in the Appendices. See "Where You Can Find More Information" beginning on page 51. If you would like additional copies of this proxy statement, without charge, or if you have questions about the merger, including the procedures for voting your shares, you should contact:

  Morrow & Co., Inc.
  470 West Avenue—3rd Floor
  Stamford, CT 06902
  E-mail: ssss.info@morrowco.com
  (800) 607-0088 (Toll-free)
  Banks and brokerage firms
  please call (203) 658-9400

  You may also wish to consult your own legal, tax and/or financial advisors with respect to any aspect of the merger, the merger agreement or other matters discussed in this proxy statement.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

        The enclosed proxy is solicited by us on behalf of our Board of Directors for use at a special meeting of shareholders to be held on                        , 2006, at          a.m., Houston time, at                        , or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of special meeting. We intend to first mail this proxy statement, the attached notice of special meeting and accompanying proxy card on or about                        , 2006 to all shareholders entitled to vote at the special meeting.

Purposes of the Special Meeting

        At the special meeting, our shareholders are being asked to consider and vote upon a proposal to approve and adopt the merger agreement, dated as of February 27, 2006, among Armor Holdings, Acquisition Corp. and us, and the merger. You are also being asked to vote on any proposal to approve the adjournment or postponement of the special meeting to a later date to solicit additional proxies in favor of the approval and adoption of the merger agreement and the merger if there are not sufficient votes for approval and adoption of the merger agreement and the merger at the special meeting. Under the merger agreement, Acquisition Corp. will be merged with and into us and each issued and outstanding share of our common stock will be converted into the right to receive $35.00 in cash, without interest, except for:

  •
  shares of our common stock owned or held by us, Armor Holdings, Acquisition Corp. and/or any of our respective subsidiaries, all of which will be canceled without any payment; and

  •
  shares of our common stock held by shareholders who validly exercise and perfect appraisal rights in accordance with Texas law.

        In exchange for the execution and delivery of an option cancellation agreement, at the effective time of the merger, each outstanding stock option will be canceled and converted into the right to receive an amount in cash determined by multiplying (1) the excess, if any, of $35.00 over the per share exercise price of the option and (2) the number of shares of our common stock subject to the option, net of any applicable withholding taxes and without interest. The merger agreement requires our Board of Directors or any committee administering stock option plans to take all actions necessary to cause all outstanding stock options granted under stock option plans to become vested and exercisable.

        Our Board of Directors approved the terms of the merger agreement and the proposed merger. Our Board of Directors recommends that you vote FOR the approval and adoption of the merger agreement and the merger and FOR the approval of any postponement or adjournment of the special meeting referred to above.

Record Date, Quorum and Voting Information

        Only holders of record of our common stock at the close of business on                        , 2006, the record date for the special meeting, will be entitled to notice of and to vote at the special meeting. At the close of business on                        , 2006, there were outstanding and entitled to vote                         shares of our common stock. Of those shares,                         shares were held by shareholders other than Armor Holdings, Acquisition Corp., us and/or our respective subsidiaries. A list of our shareholders entitled to vote at the special meeting will be available for review at our executive offices during regular business hours for a period of 10 days prior to the special meeting. Each holder of record of our common stock on the record date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business at the special meeting.

        All votes will be tabulated by the inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Brokers who hold shares in street name for clients typically have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the approval and adoption of non-routine matters, such as the merger agreement and the merger. Proxies submitted without a vote by the brokers on these matters are referred to as broker non-votes. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the special meeting.

        The affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote is required to approve and adopt the merger agreement and the merger. Accordingly, proxies that reflect abstentions and broker non-votes, as well as proxies that are not returned, will have the same effect as a vote against approval and adoption of the merger agreement and the merger. Accordingly, our the Board of Directors urges you to complete, sign, date and return the enclosed proxy card in the accompanying self-addressed postage prepaid envelope as soon as possible.

Appraisal Rights

        If you do not vote in favor of approval and adoption of the merger agreement and the merger, and you otherwise comply with the applicable statutory procedures and requirements of the TBCA summarized elsewhere in this proxy statement, you will be entitled to seek appraisal of the fair value of your shares as set forth in Articles 5.11, 5.12 and 5.13 of the TBCA. You must precisely follow these specific procedures to exercise and perfect your dissenters' rights of appraisal, or you may lose your appraisal rights. See "Special Factors—Appraisal Rights" beginning on page 30 and see Appendix C.

Proxies; Revocation

        Any person giving a proxy pursuant to this solicitation has the power to revoke the proxy at any time before it is voted at the special meeting. A proxy may be revoked by filing with our Secretary at our executive offices located at 2707 North Loop West, P. O. Box 1637, Houston, Texas 77251-1637, a written notice of revocation or a duly executed proxy bearing a later date, or a proxy may be revoked by attending the special meeting and voting in person. Attendance at the special meeting will not, by itself, revoke a proxy. Furthermore, if a shareholder's shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the meeting, the shareholder must obtain from the record holder a proxy issued in the shareholder's name. If a shareholder has instructed a broker to vote the shareholder's shares, the shareholder must follow such broker's directions to change such instructions.

        If the special meeting is postponed or adjourned, at any subsequent reconvening of the special meeting, all proxies will be voted in the same manner as these proxies would have been voted at the original convening of the special meeting (except for any proxies that previously have been effectively revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

Expenses of Proxy Solicitation

        Except as provided below, we will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We have retained Morrow & Co., Inc. to assist in the solicitation of proxies for a fee of $7,500, plus reimbursement of expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or other electronic means, or by personal solicitation by our directors, officers or other regular employees or by representatives of Morrow & Co., Inc. No additional compensation will be paid to our directors, officers or other regular employees for their services in connection with the solicitation of proxies.

Adjournments

        If the requisite shareholder vote approving the merger proposal has not been received at the time of the special meeting, holders of our common stock may be asked to vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies in favor of the merger proposal. The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or by proxy at the special meeting is required to approve the adjournment proposal. The Board of Directors recommends that you vote FOR the approval of any such adjournment or postponement of the meeting, if necessary.

Stock Certificates

        Please do not send in your stock certificates representing shares of our common stock at this time. In the event the merger is completed, the disbursing agent for the merger will distribute instructions regarding the procedures for exchanging your existing stock certificates representing shares of our common stock for the merger consideration. See "The Merger Agreement—Exchange Procedures" beginning on page 34.

THE PARTIES TO THE MERGER

Stewart & Stevenson Services, Inc.

  •
  We are a leading manufacturer of military tactical wheeled vehicles, including the Family of Medium Tactical Vehicles (FMTV), the U.S. Army's primary transport platform.

  •
  We are incorporated under the laws of the State of Texas. Our principal executive office is at 2707 North Loop West, Suite 800, Houston, Texas 77008, and our telephone number is (713) 868-7700.

  •
  Our common stock is traded on The New York Stock Exchange under the symbol "SVC."

Armor Holdings, Inc.

  •
  Armor Holdings is a leading manufacturer and distributor of security products and vehicle armor systems serving military, law enforcement, homeland security and commercial markets.

  •
  Armor Holdings is incorporated under the laws of the State of Delaware. Its principal executive office is at 13386 International Parkway, Jacksonville, Florida 32218, and its telephone number is (904) 741-5400.

  •
  Armor Holdings' common stock is traded on The New York Stock Exchange under the symbol "AH."

Santana Acquisition Corp.

  •
  Armor Holdings formed Acquisition Corp. as a Texas corporation for the purpose of entering into the merger agreement and completing the merger. Acquisition Corp. is a wholly-owned subsidiary of Armor Holdings and has not engaged in any business activity other than in connection with the proposed merger and related transactions.

  •
  The mailing address of Acquisition Corp.'s principal executive office is c/o Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218, and its telephone number is (904) 741-5400.

SPECIAL FACTORS

General

        At the special meeting we will ask our shareholders to vote on a proposal to approve the merger agreement and the merger of Acquisition Corp. with and into us. We have attached a copy of the merger agreement as Appendix A to this proxy statement. We urge you to read the merger agreement in its entirety because it is the legal document governing the merger.

Background of the Merger

        Our Board has, from time to time, reviewed our long-term strategies and objectives. As part of this process and with a view toward maximizing shareholder value, our management has engaged, from time to time, in discussions with representatives of other companies regarding various strategic alternatives, including potential business combinations.

        At the request of our independent directors, during the first nine months of 2003, Max L. Lukens, then the non-executive Chairman of our Board of Directors, together with an outside consultant, analyzed our overall business strategy, assessed the value of each of our businesses on a stand-alone basis, evaluated our personnel and assisted our Chief Executive Officer and President with strategic and operational planning. During the nine-month period, Mr. Lukens and the outside consultant also discussed with Merrill Lynch the merger and acquisition environment, our status in the market and our strategic alternatives, and kept our independent directors apprised of those discussions.

        Near the end of the nine-month period, Mr. Lukens reported to our Board of Directors that returns in three of our four segments were running at unacceptable levels, and he recommended that we take swift action to restore those segments to profitability by undertaking a significant cost-cutting effort, addressing the working capital employed in certain business segments and addressing means to achieve acceptable returns on the net capital employed in our businesses.

        Our Chief Executive Officer and President resigned on September 15, 2003, and our Board of Directors appointed Mr. Lukens as interim chief executive officer and asked him to implement the measures he had recommended. During the next six months, Mr. Lukens led the implementation of his recommendations, and our Board of Directors elected Mr. Lukens as our Chief Executive Officer and President on March 2, 2004.

        During the first half of 2004, we announced our intention to continue the wind down of our Distributed Energy Solutions division and to sell our Airline Products Division. We engaged a financial advisor to assist us with the sale of our Engineered Products Division, which would leave our Tactical Vehicle Systems Division and our Power Products Division as the remaining continuing operating segments. At meetings of our Board of Directors in August and September of 2004, as we took action on these matters, our Board also met with Merrill Lynch to discuss possible strategic alternatives for our company.

        On January 24, 2005, we completed the sale of our Airline Products Division. In February 2005, we formally engaged Merrill Lynch to act as our financial advisor in connection with strategic advisory and investment banking services, including advice on the structuring, negotiation and effect of a sale of our Power Products Division, our Tactical Vehicle Systems Division and/or our company as a whole.

        In early 2005, a company (referred to in this proxy statement as "Company A") sent us a letter requesting a meeting to discuss a possible strategic combination of our companies. Although we stated that no decision as to a sale of our company had been made at that time, we were agreeable to entering into a confidentiality agreement and sharing certain confidential information with Company A in order to explore possible transactions with Company A. Under that procedure, Company A conducted limited due diligence over a several day period and then informed us that, although it was interested in exploring a transaction relating to our Tactical Vehicle Systems Division, it was not

interested in pursuing a strategic combination that included our other continuing operating divisions or our company as a whole.

        During the first three quarters of 2005 we explored and negotiated and, on September 27, 2005, executed an agreement providing for, the sale of most of the assets and the business of our Engineered Products Division. In early 2005, we also initiated efforts to sell our Power Products Division. On October 24, 2005, we agreed to sell most of the assets and business of our Power Products Division to the same purchaser who had agreed to purchase the business of the Engineered Products Division. In early October 2005, during the course of those negotiations, the purchaser of those divisions together with a third party (referred to in this proxy statement as "Company B") informally expressed a possible interest in acquiring our whole company, which at that time still included the Power Products and Engineered Products Division assets and businesses, as well as our Tactical Vehicle Systems Division. At the onset of this discussion, the purchaser informally indicated a possible price for the whole company of $28.00 per share. Our management team met once with Company B and provided very limited non-public information, but we suspended these preliminary discussions very soon thereafter because we concluded that pursuing a transaction at that time with this group would not be likely to result in maximizing value to our shareholders.

        Upon the public announcement of the agreement to sell the Power Products Division on October 24, 2005, Company A, another defense-oriented company (referred to in this proxy statement as "Company C") and Armor Holdings each called Mr. Lukens to indicate interest in exploring a strategic combination transaction with us. Mr. Lukens informed each company that discussions regarding such a transaction were not appropriate at that time. We were substantially occupied with the complex and time-consuming process of closing the Power Products and Engineered Products asset and business sales and our view was that, were we to decide to authorize exploring the sale of our whole company after such asset and business sales were completed, any such exploration process would be most effective if it were to proceed in an organized manner that could have management's more focused attention.

        During the first ten months of 2005, our Board continued to meet with Merrill Lynch to discuss possible strategic alternatives for our company. Following the public announcement of the agreement to sell certain assets of the Power Products Division, our Board of Directors authorized Merrill Lynch to begin the work necessary to begin a process directed at exploring the possible sale of our company after the consummation of the sale of the Power Products and Engineered Products assets and businesses.

        In November 2005, Merrill Lynch, at our Board's request, contacted 13 potential strategic and financial buyers that we and Merrill Lynch believed might be interested in pursuing an acquisition of our company, including parties we believed might be interested based on their previous inquiries about purchasing our Tactical Vehicle Systems Division by itself. The parties that responded with a preliminary interest, including Company A, Company B, Company C and Armor Holdings, were sent introductory information about us and a confidentiality agreement for them to sign if they wanted to pursue the matter further.

        On December 6, 2005, our Board of Directors met and discussed the status of the ongoing process of exploring a possible sale of our company, which included a discussion with Merrill Lynch about the parties that had been contacted and the status of discussions with each party, as well as our company's alternatives for our substantial cash-on-hand and the substantial additional cash we expected to receive upon the closings of the sales of our Engineered Products and Power Products assets and businesses.

        On December 20 through 21, 2005, we received indications of interest from five of the six parties which had signed confidentiality agreements, including Company A, Company B, Company C and Armor Holdings, which reflected possible offers for our whole company ranging from a low of $23.70 per share to a possible high of $29.00 per share.

        On December 23, 2005, our Board of Directors met to discuss the initial indications of interest. Following a discussion of the strengths and weaknesses of each interested party and their respective indications of interest, including the price per share ranges, our Board of Directors requested Merrill Lynch to invite each of the five remaining parties to send representatives to Houston, Texas, for a management presentation and site visits. These parties were also given access to a "virtual" data room, which was created to provide additional information about us and our operations to interested parties. At that meeting, our legal counsel also discussed with our Board its fiduciary duties and responsibilities in connection with the sale process.

        From January 16, 2006 to January 26, 2006, we conducted management presentations and supervised site visits for each party to our Tactical Vehicle Systems plant in Sealy, Texas and, to the extent requested, our facilities in the United Kingdom (the location of our Pinzgauer vehicle plant and operations).

        On January 25, 2006, we consummated the sales of our Engineered Products and our Power Products businesses.

        On February 7, 2006, final bid instruction letters were sent to each of the five remaining interested parties together with requests that final bids be submitted by noon on February 23, 2006. Each party was also sent a form of merger agreement, which contemplated a first-step cash tender offer for all of our outstanding shares of common stock, to be followed by a second-step merger.

        Throughout the sale process, we and our legal counsel and financial advisors responded to numerous due diligence requests from each interested party and provided updated financial information to each party. During that time period, we consulted with our regular counsel, Fulbright & Jaworski L.L.P., and special counsel, Wachtell, Lipton, Rosen & Katz, and Covington & Burling, regarding potential regulatory issues that might arise if Company A were to be a leading bidder. Our legal counsel and legal counsel for Company A participated in discussions and shared information in order to understand better the potential regulatory issues. Also, during that time period, one of the five interested parties (Company B) which had submitted an indication of interest decided not to proceed further with a possible transaction.

        On February 23, 2006, we received final bids from three parties: Armor Holdings, Company A and Company C. The other remaining party decided not to submit a final bid.

        On the morning of February 24, 2006, our Board of Directors met to discuss the final bids. At this meeting, our legal counsel reviewed Board responsibilities in connection with the sale process and a possible acquisition of all of our outstanding shares—matters that had been previously discussed during the process. Merrill Lynch discussed with our Board of Directors the material features of each bid, summarized as follows:

        Company A submitted a bid that contained the following material terms:

  •
  $28.50 per share;

  •
  structured as a cash tender offer;

  •
  offer subject to numerous remaining due diligence requests that were regarded by us as significant; and

  •
  significant revisions to the draft merger agreement.

        Company C submitted a bid that contained the following material terms:

  •
  $31.00 per share;

  •
  structured as a one-step cash merger;

  •
  silent on remaining due diligence requests; and

  •
  significant revisions to the draft merger agreement.

        Armor Holdings submitted a bid that contained the following material terms:

  •
  $34.00 per share;

  •
  structured as a cash tender offer, but with an indication of a strong preference for a one-step cash merger;

  •
  few remaining due diligence requests;

  •
  signed commitment letter in customary form from a well-known lender for a portion of the purchase price (although the bid indicated that any definitive agreement would not contain a financing contingency); and

  •
  a draft merger agreement with revisions that caused us to expect that the parties would be able to promptly reach agreement on mutually acceptable terms.

        Following a discussion of the bids and related considerations, our Board of Directors instructed Merrill Lynch to ask Armor Holdings to confirm that it understood that we expected Armor Holdings to improve its contract terms to provide for increased certainty of consummation, and upon such confirmation to ask Armor Holdings to come immediately to Houston, Texas to attempt to negotiate a definitive written agreement. Armor Holdings was not advised that its proposed price was acceptable to us. Our Board's decision to seek direct and immediate negotiations with Armor Holdings was, however, based primarily on:

  •
  the superior offer price;

  •
  the few due diligence issues to be resolved and our view as to the significance thereof;

  •
  the belief, based on advice of legal counsel, that regulatory approvals should be obtainable without significant difficulties, as opposed, for example, to significant issues we anticipated from a transaction with Company A (which was at that time also the lowest bidder by a substantial amount);

  •
  our view as to the reasonable nature of the revisions of Armor Holdings to the draft merger agreement (and the fact that such revisions compared favorably to the significant revisions made by Company A and Company C) and, assuming Armor Holdings responded affirmatively to Merrill Lynch's request concerning increased certainty of consummation, our expectation that we would be able to resolve the remaining contract issues promptly and on a reasonable basis; and

  •
  an apparent willingness of Armor Holdings to proceed with a cash tender offer despite its preference for a one-step cash merger (we preferred the cash tender offer structure because, assuming an absence of regulatory delays, our shareholders would receive payment of merger consideration more quickly than in the one-step cash merger structure).

        On the afternoon of February 24, 2006, Merrill Lynch communicated to Armor Holdings our Board's request regarding the closing contingencies and, upon Armor Holdings' agreement to make reasonable efforts to accommodate our requests with respect to the merger agreement, extended the invitation to Armor Holdings, which was accepted. Merrill Lynch also notified Company A and Company C that another bidder had submitted a bid with a superior offer price, more favorable contractual terms and fewer due diligence issues. Both parties were told that if they wished to modify their bids, they should do so by noon on February 25, 2006.

        Commencing on February 25, 2006, and continuing through the early morning hours of February 27, 2006, our representatives and representatives of Armor Holdings, together with our respective advisors, engaged in negotiations regarding the merger agreement and the terms of the proposed merger.

        On February 25, 2006, Company A increased its offer price per share to $32.00, submitted a revised merger agreement and modified the list of due diligence issues that would need to be resolved before signing a merger agreement. Company A's revised merger agreement still contained significant revisions to our original version and, in our judgment, did not offer sufficient protections with respect to the significant regulatory risks inherent in a transaction with Company A, including the likelihood that such a transaction would face considerable delays, as well as a significant risk of non-consummation. On the same day, Company C increased its offer price per share to $32.00, but did not submit a revised merger agreement.

        On the morning of February 26, 2006, Armor Holdings reiterated its previously expressed strong preference for utilizing a one-step merger structure and offered to increase its offer price to $34.75 per share if we would agree to change the structure of the proposed transaction to a one-step merger. Based on the significant progress in negotiations, the advice of our advisors and the increased price offered, our management agreed to recommend to our Board the change in the transaction structure.

        On the afternoon of February 26, 2006, Company A increased its offer price per share to $35.50 and modified the list of due diligence issues that would need to be resolved before signing a merger agreement, but did not submit a revised merger agreement or improve the contract terms it was proposing, including to address the substantial regulatory issues and risks to consummation inherent in a transaction with Company A. Following the receipt of the revised offer from Company A, one of our representatives communicated to Armor Holdings that its offer price was no longer superior to that of the other bidders.

        Early in the evening of February 26, 2006, negotiations with Armor Holdings of the substantive issues under the merger agreement were substantially concluded. Shortly thereafter, our Board of Directors met with our legal, financial and other advisors to review our strategic alternatives, the history of our sale process, the negotiations with Armor Holdings, the terms of the proposed merger agreement and the merger, the alternative bid from Company A and our directors' fiduciary duties and responsibilities under applicable law.

        Our legal advisors reiterated their advice to our Board of Directors as to the directors' responsibilities in the context of the sale process and the proposed merger. Our legal advisors then described the terms and provisions of the merger agreement, including the conditions to closing, restrictions on our ability to solicit other offers and the termination and termination fee provisions.

        During the Board meeting, one of our representatives received a phone call from Armor Holdings' financial advisor stating that Armor Holdings would be willing to raise its offer from $34.75 to $35.00 per share. Armor Holdings specified that its offer was conditioned upon our not communicating with other parties while continuing to work to finalize and execute the merger agreement before the markets opened on February 27, 2006.

        Our Board of Directors then discussed the most recent bid from Company A and the then proposed terms from Armor Holdings. Our Board of Directors determined that ceasing negotiations with Armor Holdings and/or pursuing discussions with Company A was not in the best interests of our shareholders based on:

  •
  the attractiveness of Armor Holdings' present firm offer and the likelihood of the proposed transaction with Armor Holdings being consummated;

  •
  the significant potential regulatory issues that existed with respect to a possible combination with Company A, a direct and recent competitor of ours, which our Board concluded, based on advice of counsel, would likely take a lengthy period of time to resolve, if resolvable at all;

  •
  any unresolved due diligence issues raised by Company A and the time likely necessary to resolve them;

  •
  the belief, based on the revised merger agreement received from Company A on February 25, 2006, as well as prior discussions with Company A and its counsel, that negotiating an acceptable definitive merger agreement with Company A might not be possible in a reasonable period of time, if at all; and

  •
  the belief that a cessation or delay in negotiations with Armor Holdings at this late juncture would entail a significant risk of losing the firm bid from Armor Holdings and the potential benefits for our shareholders of negotiating a sale transaction during a competitive process; thus, our Board of Directors believed that, under the circumstances, the risk of further pursuing a transaction with Company A was too great in comparison to the firm, in-hand offer from Armor Holdings, which was embodied in a virtually fully-negotiated merger agreement on acceptable terms.

        Representatives of Merrill Lynch then made a presentation to our Board of Directors regarding the solicitation process and the bids received, as well as an analysis of the then-current financial terms of the proposed transaction with Armor Holdings, which analysis is summarized below under the caption "Special Factors—Opinion of Our Board's Financial Advisor." Merrill Lynch then delivered to our Board of Directors its oral opinion, which opinion was subsequently confirmed in a written opinion dated February 26, 2006, to the effect that, as of that date and based upon the assumptions made, matters considered and limits of review set forth in its written opinion, the consideration of $35.00 in cash per share proposed to be received by holders of our common stock pursuant to the merger was fair from a financial point of view to such holders.

        Following Merrill Lynch's presentation and the delivery of its oral opinion, our Board considered our projected stand-alone prospects, projected financial performance and possible alternatives to the merger, including:

  •
  executing our current operating plan;

  •
  growing through acquisition;

  •
  using our substantial cash resources to pay an extraordinary dividend to, or repurchase shares from, our shareholders; and

  •
  effecting one or more recapitalization transactions.

        Our Board of Directors then considered the proposed merger and the transactions contemplated thereby, including the positive and negative factors described below in the section entitled "—Recommendation of Our Board of Directors and Reasons for the Merger." Following a discussion of the Merrill Lynch presentation, our Board of Directors:

  •
  determined that the merger agreement and the merger are advisable, fair to and in the best interest of our shareholders;

  •
  approved and adopted the merger agreement and the merger; and

  •
  unanimously recommended that our shareholders approve and adopt the merger agreement and the merger.

        Through the evening of February 26, 2006 and the early morning of February 27, 2006, we and Armor Holdings' representatives completed final drafting of the merger agreement and the schedules thereto. Thereafter, on the morning of February 27, 2006, before market openings, we, Armor Holdings and Acquisition Corp. executed the merger agreement. Armor Holdings and we issued a joint press release at that time.

Recommendation of the Board of Directors and Reasons for the Merger

        At its meeting on the evening of February 26, 2006, our Board of Directors unanimously determined that the terms of the merger agreement and the proposed merger are advisable, fair to, and in the best interests of, our shareholders and unanimously approved and adopted the merger agreement and the merger. Our Board of Directors considered a number of factors, as more fully described above under "—Background of the Merger" in making its determination. Our Board of Directors recommends that you vote FOR the approval and adoption of the merger agreement and the merger.

        In recommending the approval and adoption of the merger agreement and the merger, our Board of Directors considered a number of factors that it believed support its recommendation, including:

  •
  as discussed in the section entitled "—Background of the Merger," following the announcement of the agreements to sell our Engineered Products and Power Products businesses, Merrill Lynch contacted the companies that had previously contacted us since the beginning of 2005 to explore whether we would be interested in a possible transaction involving our Tactical Vehicle Systems Division or our company, as well as other identified parties who might reasonably be interested in a possible transaction with us, and inquired whether they might be interested in a possible transaction with us. Each of these companies that expressed a current interest in a possible transaction was afforded ample time and information to submit an offer;

  •
  the fact that the merger consideration of $35.00 per share, all in cash, represented a substantial premium over the market price of our common stock before the public announcement of the merger agreement, namely, an approximately 29.2% premium over the market closing price of $27.10 per share on February 24, 2006, a 51.4% premium over the 90-day trading average closing price through February 24, 2006, and a 50.4% premium over the 180-day trading average closing price through February 24, 2006. These averages are not weighted averages, since they do not take into account the volume of shares traded on particular days. Our Board of Directors judged that the merger consideration was negotiated on an arm's-length basis and represented the highest price that could be negotiated at the time for a transaction that did not entail substantial risk of non-consummation or possibly significant delay;

  •
  our Board's consultation with our management, with financial advisors and with legal counsel;

  •
  the financial analyses and opinion of Merrill Lynch dated February 26, 2006 to our Board of Directors as to the fairness, from a financial point of view and as of the date of the opinion, of the $35.00 per share cash merger consideration to be received by holders of our common stock pursuant to the merger, which analyses and opinion the Board of Directors considered in their totality. See Appendix B to this proxy statement and "—Opinion of our Board's Financial Advisor" on page 16 of this proxy statement for more information on the analyses and opinion, including the assumptions made, matters considered and limits of review;

  •
  the proposed merger is for all cash, which provides more certainty of value to our shareholders compared to a transaction pursuant to which shareholders receive stock or other non-cash consideration that could fluctuate in value;

  •
  the ability of our shareholders to recognize a significant cash value through the proceeds of the merger versus the risk of continuing to operate as a stand-alone company, taking into account uncertainties regarding future military needs and budgetary constraints of governmental authorities, the unpredictability of stock market valuations, and the uncertainty of achieving management's projections, as well as attendant risks relating to the fact we would essentially have only a single line of business, the military truck business;

  •
  the terms of the merger agreement, including the price, and the conditions to closing the merger and the likelihood of closing the transaction in a reasonable period of time (including the absence of a financing condition and of significant known regulatory issues);

  •
  subject to certain conditions, including the payment of a termination fee under certain circumstances, the terms of the merger agreement allow our Board of Directors to exercise its fiduciary duties to consider potential alternative transactions and to withdraw its recommendation to our shareholders to approve the merger agreement and the merger and to terminate the merger agreement to accept a superior proposal;

  •
  the fact that, as a publicly traded company, the market price of our common stock, and therefore our shareholders' investment in our common stock, would be susceptible to adverse effects of earnings fluctuations that may result from changes in military needs and budgetary constraints of governmental authorities and, generally, in the government defense business environment;

  •
  Armor Holdings' strong financial position to consummate the transactions contemplated by the merger agreement;

  •
  under Texas law, our shareholders have the right to demand appraisal of their shares, which rights are described below under "—Appraisal Rights" beginning on page 30 and Appendix C; and

  •
  concerns about the risk of execution and consummation and potential delays in consummation of a transaction with Company A, which had offered a higher price per share.

        Our Board of Directors also considered risks that the merger with Armor Holdings will not be completed, certain of which are described below under "—Risks that the Merger Will Not be Completed" beginning on page 21 , as well as certain disadvantages of the terms of the merger agreement, including, without limitation:

  •
  our limitations on soliciting alternative proposals for the acquisition of us or our assets;

  •
  our obligation to Armor Holdings to pay a $37.34 million termination fee or the reasonable expenses incurred by Armor Holdings and Acquisition Corp. in negotiating and preparing the merger agreement, if the merger agreement is terminated under specified circumstances; and

  •
  although not believed to materially affect our business, our restrictions on conducting our business prior to the consummation of the merger.

        Our Board of Directors carefully considered the risks and uncertainties associated with our remaining an independent publicly-traded company. Management presented detailed information relevant to this alternative during our Board meetings during the last several years, including our Board meetings of February 26, 2006, December 6, 2005 and September 22, 2005. Many of those risks are described in the "Factors That May Affect Future Results" section in our Annual Reports on Form 10-K. Those risks include the following, among others:

  •
  the risks of dependence on government and failure to obtain new government contracts;

  •
  the inherent risk of government contracts; and

  •
  the risks of supply interruptions to our Tactical Vehicle Systems segment.

        Our Board of Directors based its ultimate decision on its business judgment that the benefits of the merger to our shareholders significantly outweigh the risks of alternatives, including pursuing a possible transaction with Company A. Our Board of Directors judged that the merger represents the best currently available strategic alternative to maximize shareholder value with minimal risk of non-consummation. Our Board of Directors unanimously concluded that the merger consideration of $35.00 per share of common stock is advisable, fair to, and in the best interest of our shareholders.

        The preceding discussion is not, and is not intended to be, exhaustive. In light of the number and the wide variety of positive and negative factors that our Board of Directors considered in connection with its evaluation of the proposed merger and the complexity of these matters, our Board of Directors did not find it practicable, and has not tried, to quantify, rank or otherwise assign relative weights to the specific factors it considered. Individual members of our Board of Directors may have given different weight to different factors. Our Board of Directors considered all these factors together and, on the whole, considered them to be favorable to, and to support, its determination.

Opinion of Our Board's Financial Advisor

        Stewart & Stevenson's Board of Directors engaged Merrill Lynch to assist it in connection with its evaluation of the proposed merger and to render an opinion as to whether the consideration to be received by the holders of Stewart & Stevenson common stock pursuant to the merger was fair from a financial point of view to such holders.

        On February 26, 2006, Merrill Lynch delivered its oral opinion, which opinion was subsequently confirmed in writing, to Stewart & Stevenson's Board of Directors to the effect that, as of that date and based upon the assumptions made, matters considered and limits of review set forth in its written opinion, the consideration of $35.00 in cash per share of common stock pursuant to the merger was fair from a financial point of view to the holders of Stewart & Stevenson common stock. A copy of Merrill Lynch's written opinion is attached to this document as Appendix B and is incorporated into this proxy statement by reference.

        Merrill Lynch's written opinion sets forth the assumptions made, matters considered and limits on the scope of review undertaken by Merrill Lynch. Each holder of Stewart & Stevenson common stock is encouraged to read Merrill Lynch's opinion in its entirety. Merrill Lynch's opinion was intended for the use and benefit of Stewart & Stevenson's Board of Directors, does not address the merits of the underlying decision by Stewart & Stevenson to engage in the merger and does not constitute a recommendation to any shareholder as to how that shareholder should vote on the merger or any related matter. Merrill Lynch was not asked to address nor does its opinion address the fairness to, or any other consideration of, the holders of any class of Stewart & Stevenson securities, creditors or other constituencies, other than the holders of Stewart & Stevenson common stock. This summary of Merrill Lynch's opinion is qualified by reference to the full text of the opinion.

        In arriving at its opinion, Merrill Lynch, among other things:

  •
  reviewed certain publicly available business and financial information relating to Stewart & Stevenson that it deemed to be relevant;

  •
  reviewed certain information, including financial forecasts, relating to Stewart & Stevenson's business, earnings, cash flow, assets, liabilities and prospects, furnished to it by Stewart & Stevenson;

  •
  conducted discussions with members of Stewart & Stevenson's senior management concerning the matters described in the two bullet points above;

  •
  reviewed the market prices and valuation multiples for Stewart & Stevenson common stock and compared them with those of certain publicly traded companies that it deemed to be relevant;

  •
  reviewed Stewart & Stevenson's results of operations and compared them with those of certain publicly traded companies that it deemed to be relevant;

  •
  compared the proposed financial terms of the merger with the financial terms of certain other transactions that it deemed to be relevant;

  •
  participated in certain discussions and negotiations among representatives of Stewart & Stevenson and representatives of Armor Holdings and their respective financial and legal advisors;

  •
  reviewed a draft merger agreement dated February 26, 2006; and

  •
  reviewed such other financial studies and analyses and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

        In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for Merrill Lynch, or publicly available, and did not assume any responsibility for independently verifying such information or undertake an independent evaluation or appraisal of any of Stewart & Stevenson's assets or liabilities and was not furnished with any such evaluation or appraisal, nor did Merrill Lynch evaluate Stewart & Stevenson's solvency or fair value under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, Merrill Lynch has not assumed any obligation to conduct any physical inspection of Stewart & Stevenson's properties or facilities. With respect to the financial forecast information furnished to or discussed with Merrill Lynch by Stewart & Stevenson, Merrill Lynch assumed that it was reasonably prepared and reflected the best currently available estimates and judgment of Stewart & Stevenson's management as to the expected future financial performance of Stewart & Stevenson. Merrill Lynch also assumed that the final form of the merger agreement would be substantially similar to the draft reviewed by it on February 26, 2006.

        Merrill Lynch's opinion was necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Merrill Lynch as of, the date of its opinion.

        The following is a summary of the material financial and comparative analyses performed by Merrill Lynch that were presented to Stewart & Stevenson's Board of Directors in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Merrill Lynch's analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Merrill Lynch's analyses. The analyses summarized below were presented to Stewart & Stevenson's Board of Directors on the basis of consideration of $34.75 in cash per share of Stewart & Stevenson common stock. As a result of further discussions with Armor Holdings the merger consideration was subsequently increased to $35.00 in cash per share of Stewart & Stevenson common stock.

  Historical Trading Performance

        Using publicly available information, Merrill Lynch reviewed historical trading prices and trading volume data for Stewart & Stevenson common stock during the period from September 15, 2003 until February 24, 2006, and compared the relative share price performance of Stewart & Stevenson during that period to the share price performance of an index consisting of the following companies selected by Merrill Lynch, which are referred to below as the "Defense Equipment Companies":

  •
  Alliant Techsystems Inc.
  •
  Armor Holdings, Inc.
  •
  General Dynamics Corporation
  •
  L-3 Communications Holdings, Inc.
  •
  Lockheed Martin Corporation
  •
  Oshkosh Truck Corporation

        Merrill Lynch noted the following:

Stock Price Performance Since	Stewart & Stevenson common stock	Defense Equipment Companies
September 15, 2003	59.4%	85.6%
February 25, 2004	77.8%	68.5%
February 25, 2005	34.4%	41.9%
Start of Solicitation Process (November 16, 2005)	24.9%	18.8%

  Enterprise Value

        Based upon the offer price at which the analyses were presented of $34.75 per share of Stewart & Stevenson common stock, approximately 30.5 million fully diluted shares of Stewart & Stevenson common stock outstanding, and approximately $301.7 million of net cash, Merrill Lynch noted that the offer implied an enterprise value for Stewart & Stevenson of approximately $756.5 million.

  Offer Premium

        Using publicly available information, Merrill Lynch compared the offer price of $34.75 per share of Stewart & Stevenson common stock to the historical trading prices for Stewart & Stevenson common stock over various periods ending February 24, 2006. These comparisons were calculated based on actual historical trading prices of Stewart & Stevenson common stock during such periods, as well as based on the implied share price of Stewart & Stevenson common stock assuming that no premium is allocated to Stewart & Stevenson's net cash balance.

        Merrill Lynch noted the following offer premia:

Time Period (ending February 24, 2006)	Premium based on actual trading prices of Stewart & Stevenson common stock	Premium based on implied value of common stock assuming no allocation to Stewart & Stevenson's net cash balance
One Day	28.2%	44.7%
30-Day	35.1%	57.4%
90-Day	50.4%	88.7%
180-Day	49.3%	86.5%
Since Start of Solicitation Process (November 16, 2005)	52.5%	93.5%
52-Week High	27.6%	43.6%

  Comparable Acquisition Analysis

        Using publicly available information and financial forecasts provided by Stewart & Stevenson's management, Merrill Lynch compared certain financial and operating information and ratios implied by the merger with comparable financial and operating information based on five transactions in the defense equipment manufacturing industry. The transactions considered and the month and year each transaction was announced were as follows:

Transaction	Date Announced
The Carlyle Group/United Defense, L.P.	August 1997
General Dynamics Corp./Defense Business of General Motors Corporation	December 2002
BAE Systems PLC/Alvis PLC	June 2004
BAE Systems PLC/United Defense Industries, Inc.	March 2005
DRS Technologies, Inc./Engineered Support Systems, Inc.	September 2005

        Using publicly available information for each of these transactions, Merrill Lynch reviewed:

  •
  enterprise value as a multiple of the latest-twelve-month earnings before interest, taxes, depreciation and amortization immediately preceding announcement of the transaction, which is referred to below as "Enterprise Value/LTM EBITDA"; and

  •
  enterprise value as a multiple of the estimated earnings before interest, taxes, depreciation and amortization for the twelve-month period following the announcement of the transaction, which is referred to below as "Enterprise Value/Forward EBITDA."

        The analysis indicated the following:

Benchmark	Maximum	Mean	Minimum
Enterprise Value/LTM EBITDA	16.7x	11.8x	8.5x
Enterprise Value/Forward EBITDA	15.5x	10.4x	8.0x

        Using a reference range of 9.5x to 12.5x Stewart & Stevenson's latest-twelve-months EBITDA, this analysis indicated a range of implied values per share of Stewart & Stevenson common stock of approximately $22.00 to $25.75, and using a reference range of 8.5x to 10.5x Stewart & Stevenson's 2006 estimated EBITDA, this analysis indicated a range of implied values per share of Stewart & Stevenson common stock of approximately $24.50 to $27.75 (in each case based upon approximately 30.2 million fully diluted shares of Stewart & Stevenson common stock outstanding, and $301.7 million of net cash), compared to the offer price of $34.75 in cash per share of Stewart & Stevenson common stock.

  Comparable Trading Analysis

        Using publicly available information and financial forecasts provided by Stewart & Stevenson's management, Merrill Lynch compared certain financial and operating information and ratios for Stewart & Stevenson with corresponding financial and operating information for the Defense Equipment Companies.

        Using publicly available information for each of these companies, Merrill Lynch reviewed:

  •
  enterprise value as a multiple of the latest-twelve-month earnings before interest, taxes, depreciation and amortization immediately preceding announcement of the transaction, which is referred to below as "Enterprise Value/LTM EBITDA"; and

  •
  enterprise value as a multiple of the estimated earnings before interest, taxes, depreciation and amortization for the twelve-month period following the announcement of the transaction, which is referred to below as "Enterprise Value/Forward EBITDA."

        The analysis indicated the following:

Benchmark	Maximum	Mean	Minimum
Enterprise Value/LTM EBITDA	14.3x	10.6x	7.9x
Enterprise Value/Forward EBITDA	10.7x	9.1x	7.2x

        Using a reference range of 9.5x to 11.5x Stewart & Stevenson's latest twelve-months EBITDA, this analysis indicated a range of implied values per share of Stewart & Stevenson common stock of approximately $22.00 to $24.50, and using a reference range of 8.0x to 10.0x Stewart & Stevenson's 2006 estimated EBITDA, this analysis indicated a range of implied values per share of Stewart & Stevenson common stock of approximately $23.50 to $27.00 (in each case based upon approximately 30.2 million fully diluted shares of Stewart & Stevenson common stock outstanding, and $301.7 million of net cash), compared to the offer price of $34.75 in cash per share of Stewart & Stevenson common stock.

  Discounted Cash Flow Analysis

        Using financial forecasts provided by Stewart & Stevenson management, Merrill Lynch performed a discounted cash flow analysis for Stewart & Stevenson for fiscal years 2006 through 2010, inclusive, using discount rates ranging from 10.0% to 12.0% and perpetual growth rates of free cash flow after fiscal year 2010 ranging from 0.5% to 2.0%. This analysis indicated a range of implied values per share of Stewart & Stevenson common stock of approximately $27.50 to $34.25, compared to the offer price of $34.75 per share of Stewart & Stevenson common stock. These ranges of implied values per share of Stewart & Stevenson common stock were based in each case on approximately 30.2 million fully diluted shares of Stewart & Stevenson common stock outstanding, and $301.7 million of net cash.

        The summary set forth above summarizes the material analyses performed by Merrill Lynch but does not purport to be a complete description of the analyses performed by Merrill Lynch in arriving at its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial or summary description. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by Merrill Lynch, without considering all analyses and factors, could create an incomplete view of the processes underlying the Merrill Lynch opinion. Merrill Lynch did not assign relative weights to any of its analyses in preparing its opinion. The matters considered by Merrill Lynch in its analyses were based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Stewart & Stevenson's and Merrill Lynch's control, and involve the application of complex methodologies and educated judgments. In addition, no company utilized as a comparison in the analyses described above is identical to Stewart & Stevenson, and none of the transactions utilized as a comparison is identical to the merger.

        Stewart & Stevenson's Board of Directors selected Merrill Lynch to deliver its opinion because of Merrill Lynch's reputation as an internationally recognized investment banking firm with substantial experience in transactions similar to the merger and because Merrill Lynch is familiar with Stewart & Stevenson and its business. As part of Merrill Lynch's investment banking business, Merrill Lynch is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, secondary distributions of listed and unlisted securities and private placements.

        Merrill Lynch acted as Stewart & Stevenson's financial advisor in connection with the merger and will receive customary fees for its services, a significant portion of which is payable upon the consummation of the merger. In addition, Stewart & Stevenson has agreed to indemnify Merrill Lynch for certain liabilities arising out of its engagement. Merrill Lynch has, in the past, provided financial advisory and financing services to Stewart & Stevenson, including financial advisory services to Stewart & Stevenson in connection with the sale of Stewart & Stevenson's Power Products Division, and financial advisory and financing services to Armor Holdings, and may continue to do so and has received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of business, Merrill Lynch may actively trade Stewart & Stevenson common stock, as well as securities of Armor Holdings, for its own account and for the accounts of its customers and, accordingly, Merrill Lynch may at any time hold a long or short position in such securities.

Effects of the Merger

        If the merger is approved by our shareholders and the other conditions to the closing of the merger are either satisfied or waived, Acquisition Corp. will be merged with and into us, and we will be the surviving corporation. After the merger, Armor Holdings will own all of our capital stock.

        When the merger is completed, each share of our common stock issued and outstanding immediately prior to the effective time of the merger (other than shares owned or held by us, Armor Holdings, Acquisition Corp. and/or our respective subsidiaries and shares held by shareholders who validly exercise and perfect appraisal rights) will be converted into the right to receive $35.00 in cash. In exchange for the execution and delivery of an option cancellation agreement, each outstanding option will be canceled and converted into the right to receive an amount in cash determined by multiplying (1) the excess, if any, of $35.00 over the per share exercise price of the option and (2) the number of shares of common stock subject to the option, net of any applicable withholding taxes and without interest.

        At the effective time of the merger, our shareholders will cease to have ownership interests in us or rights as our shareholders. Therefore, you will not participate in any of our future earnings or growth and will not benefit from any of our appreciation in value.

        Our common stock is currently registered under the Exchange Act and is quoted on the New York Stock Exchange under the symbol "SVC". As a result of the merger, we will be a privately held corporation, and there will be no public market for our common stock. After the merger, our common stock will cease to be listed on the New York Stock Exchange. In addition, registration of our common stock under the Exchange Act will be terminated.

        If any condition to the merger is not satisfied or waived, including the necessary regulatory approvals, the merger will not be consummated. In that event, you will not receive any cash or other consideration as a result of these transactions.

Risks that the Merger Will Not Be Completed

        Completion of the merger is subject to various risks, including, but not limited to, the following:

  •
  that the merger agreement and the merger will not be approved and adopted by the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote;

  •
  that we will experience a material adverse effect (as defined in the merger agreement and as defined below);

  •
  the nature and ability of Armor Holdings and Acquisition Corp. to consummate the merger, including satisfying the conditions thereto;

  •
  that the parties will not have performed in all material respects their obligations contained in the merger agreement at or before the effective time of the merger;

  •
  that we will not secure required governmental consents to, and approvals for, the merger;

  •
  that the representations and warranties made by the parties in the merger agreement will not be true and correct to the extent required in the merger agreement immediately before the effective time of the merger;

  •
  that there may be brought or pending any suit, action or proceeding by any United States Federal governmental entity seeking to restrain or prohibit the consummation of the merger; and

  •
  that there shall have been enacted or issued by any governmental entity any injunction, order or other legal restraint restricting or prohibiting consummation of the merger.

        As used in the merger agreement, a "material adverse effect" or "material adverse change" with respect to us means any effect, change or development that individually, or together with other effects, changes or developments, is (or would be) material and adverse to:

  •
  our and our subsidiaries' financial condition, results of operations, assets, liabilities or business, taken as a whole, or

  •
  our ability to consummate the transactions contemplated by the merger agreement, excluding in each case the impact of:

    •
    changes in laws of general applicability or changes in laws of specific applicability to businesses engaged in contracting with governmental authorities as to the supply of products and services for use in, or related to, military activities ("Defense Businesses") and not disproportionally and materially impacting us, or changes in the interpretation thereof by governmental authorities,

    •
    changes in general economic, financial market or political conditions or changes in economic conditions affecting Defense Businesses (including any outbreak or escalation of hostilities or war or any act of terrorism), or

    •
    changes resulting from the announcement or the existence of, or compliance with, the merger agreement and the transactions contemplated thereby.

        As a result of various risks to the completion of the merger, there can be no assurance that the merger will be completed even if the requisite shareholder approval is obtained. If our shareholders do not approve and adopt the merger agreement and the merger or if the merger is not completed for any reason, it could have an adverse effect on:

  •
  our relationships with customers and suppliers;

  •
  employee morale and the potential loss of executives and other key employees; and

  •
  our sales, operating results and stock price.

Interests of Specific Persons in the Merger

        In considering the recommendation of our Board of Directors, you should be aware that certain members of our management team and Board of Directors, including our Chief Executive Officer and President, Max L. Lukens, have interests in the merger that are different from, or in addition to, your interests as a shareholder. These interests include compensatory payments to be paid pursuant to an employment agreement with Mr. Lukens, severance agreements with each of our five executive officers and the cancellation and termination of stock options held by our five executive officers and six non-officer directors. Our Board of Directors was aware of, and considered, the interests of our directors and executive officers in approving the merger agreement and the merger. For the reasons, among others, described below, these additional interests did not affect the ability of our Board of Directors to exercise its judgment solely for the benefit of us and our shareholders:

  •
  our Board of Directors was aware of these additional interests and the Board's decision to approve the merger agreement and the merger was made with full knowledge of the existence of these additional interests and their terms;

  •
  the executive officers' severance agreements were recommended by non-employee directors more than 18 months prior to the execution of the merger agreement (except that our original severance agreement entered into with Mr. Lukens effective February 1, 2004, was replaced in December 2005 in connection with its scheduled expiration in February 1, 2006 and our severance agreement with Mr. L. Scott Biar, our Chief Financial Officer, was entered into in June 2005) and all were recommended for the purpose of ensuring that our executive officers would continue to devote their services for the best interests of us and our shareholders and not be distracted by any potential change in control;

  •
  our directors believed the executive officers' severance agreements to be prudent and in the best interests of us and our shareholders;

  •
  these additional interests were not implemented for the purpose of creating a deterrent to any takeover proposal;

  •
  all of the stock options held by our executive officers and directors were granted in the normal course of business in accordance with our past practices and not in contemplation of the proposed transaction with Armor Holdings or any other party; and

  •
  six of our seven directors are non-employee directors, and the only compensation that such non-employee directors will receive in connection with the merger (other than cash for any shares of our common stock held by such director) results from the cash-out of their stock options, none of which had been granted in connection with the merger agreement or the merger.

  Employment and Severance Agreements

        In February 2004, we entered into an employment agreement and a severance agreement with Mr. Lukens that provided for, among other things, in the case of his employment agreement, a cash payment to him if his employment was terminated by him for good reason or by us without cause, and in the case of the severance agreement, a cash payment to him if his employment was terminated by him for good reason or by us or our successor without cause following a change in control of our company. As a result of the scheduled expiration of these agreements in February 2006, we entered into a new employment agreement and a new severance agreement with Mr. Lukens in December 2005. Under Mr. Lukens' employment agreement and his severance agreement, if his employment is terminated under specified circumstances in connection with a change of control, such as the proposed merger, then he will be entitled to all of the following:

  •
  all amounts due to him as of the date of termination;

  •
  a lump sum cash payment equal to $3,000,000;

  •
  continuation of life, disability, accident and health insurance benefits and all perquisites until February 1, 2010; and

  •
  an additional amount (a "gross-up" payment) to cover any excise taxes that may be imposed under the "golden parachute" rules on payments and benefits received in connection with a change in control, so that Mr. Lukens would receive the total payment initially allocated by us.

        In July 2004, we entered into severance agreements with Carl B. King, our Senior Vice President and General Counsel, Dennis M. Dellinger, Vice President, and Stephen A. Hines, Vice President. In June 2005, we entered into a severance agreement with L. Scott Biar, our current Chief Financial Officer. If the employment of any of Messrs. King, Dellinger, Hines or Biar is terminated under specified circumstances in connection with a change of control, such as the proposed merger, then such person will be entitled to all of the following:

  •
  a lump sum cash payment equal to two times the sum of the executive's base salary and the average cash value of annual bonus (whether paid in cash or stock) earned by the executive in the three fiscal years prior to the date of termination (as defined in the severance agreement), provided the executive has participated in our annual bonus or incentive plan for that period. If not, then the average is calculated using the lesser number of bonuses actually earned;

  •
  continuation of life, disability, accident and health insurance benefits and perquisites for an additional three years;

  •
  notwithstanding any provision of our incentive compensation plan, a lump sum cash payment equal to the sum of any unpaid incentive compensation allocated or awarded to the executive and a pro rata portion to the date of termination of the aggregate value of all contingent incentive compensation awards;

  •
  outplacement services suitable to executive's position for a period of one year;

  •
  a nonforfeitable interest in the executive's benefits accrued under our supplemental retirement plan; and

  •
  an additional amount (a "gross-up" payment) to cover any excise taxes that may be imposed under the "golden parachute" rules on payments and benefits received in connection with a change in control, so that the executive would receive the total payment initially allocated by us.

        We entered into these severance agreements as a result of the determination of our Board of Directors and compensation committee that it was imperative for us to be able to rely upon these individuals to continue in their respective positions with us without concern that such employees might be distracted by the personal uncertainties and risks created by any proposed change of control of our company.

        The table below sets forth the base salary and severance and estimated other payments for each executive officer who has an employment agreement or severance agreement with us:

Executive Officers	Base Salary	Estimated Severance Payment(1)
Max L. Lukens	$750,000	$3,000,000	(2)
Carl B. King	$325,000	$1,124,000	(3)
Dennis M. Dellinger	$290,000	$1,115,000	(3)
L. Scott Biar	$225,000	$674,000	(3)
Stephen A. Hines	$200,000	$629,000	(3)

Total	—	$6,542,000

(1)
The amount payable under each severance agreement is subject to variables and can vary depending upon the circumstances then in existence at the time such amounts become payable. Therefore, in order to quantify the amount payable under each severance agreement, several assumptions must be made, including assuming that the merger is consummated on June 1, 2006 and that a qualifying termination occurs on that date. Excludes cash out of options, payment for shares owned, health and welfare benefits and any excise tax gross-up payments or any other tax-gross up payments that may be payable to executives pursuant to the severance agreements.

(2)
Consists of specified severance payment and bonus pursuant to Severance Agreement dated December 23, 2005.

(3)
Consists of the sum of (i) two times the executive's base salary, (ii) two times the average cash value of annual bonus earned by the executive in respect of fiscal year ended January 31, 2004, 2005 and 2006 and (iii) a pro rata portion of incentive compensation earned during fiscal year ended January 31, 2006, assuming the achievement, at expected value target level, of performance goals.

        One of our former executive officers entered into a termination and severance agreement with us dated January 25, 2006, related to his resignation as an executive officer on January 25, 2006 and his resignation as an employee effective March 31, 2006, in connection with the sales of our Engineered Products and Power Products Divisions on January 25, 2006. The agreement provided for the payment of supplemental compensation to the executive in the event of a change of control of our company prior to December 31, 2006. Pursuant to that agreement, the executive officer will be entitled to receive a lump-sum payment of $974,000 on the later of one day following the date that is six months from the date of his separation from service or the date of the change in control of our company.

  Total Consideration for Our Common Stock

        Our directors and executive officers will receive the same per share consideration for their shares of our common stock in the merger as all of our other shareholders. The table below sets forth the estimated aggregate amount of consideration that will be received in the merger by our directors and executive officers on account of their ownership of our common stock as of                  , 2006:

Directors and Executive Officers	Number of Shares of Our Common Stock Owned	Amount of Cash to be Received for Our Common Stock in the Merger
Max L. Lukens	31,266	$1,094,310
Carl B. King	—	—
Dennis M. Dellinger	1,731	$60,585
L. Scott Biar	—	—
Stephen A. Hines	2,618	$91,630
Howard Wolf	21,776	$762,160
Monroe M. Luther	9,755	$341,425
Charles R. Ofner	4,755	$166,425
Charles S. Ream	1,285	$44,975
Robert S. Sullivan	4,787	$167,545
James M. Tidwell	2,565	$89,775

Total	80,538	$2,818,830

  Stock Options

        If our shareholders approve the merger agreement and the merger, and the merger is completed, in exchange for the execution and delivery of an option cancellation agreement, each outstanding option to purchase our common stock will be cancelled and converted into the right to receive (1) the excess, if any, of $35.00 over the per share exercise price of the option multiplied by (2) the number of shares of common stock subject to the option, net of any applicable withholding taxes and without interest. The following table sets forth the number of shares of our common stock subject to stock options that are owned by our executive officers and directors as of March 1, 2006, and the amount, assuming no option exercises prior to the consummation of the merger, that each executive officer and director will receive in exchange for the cancellation and termination of those options in connection with the merger:

Directors and Executive Officers	Number of Shares of Our Common Stock Subject to Options	Payment Upon Completion Of the Merger and Execution of an Option Cancellation Agreement(1)
Max L. Lukens	581,000	$10,998,950
Carl B. King	213,500	$4,360,750
Dennis M. Dellinger	180,000	$3,521,600
L. Scott Biar	27,500	$499,150
Stephen A. Hines	64,300	$1,301,885
Howard Wolf	54,000	$938,463
Monroe M. Luther	26,000	$411,963
Charles R. Ofner	26,000	$411,963
Charles S. Ream	10,000	$158,650
Robert S. Sullivan	29,000	$443,150
James M. Tidwell	10,000	$154,350

Total	1,221,300	$23,200,874

(1)
Determined by multiplying (1) the excess, if any, of $35.00 over the per share exercise price of the option and (2) the number of shares of our common stock subject to the option.

  Directors and Officers

        It is currently expected that none of our directors or executive officers will become a director or officer of Armor Holdings or Acquisition Corp. Armor Holdings and Acquisition Corp. currently have no arrangements or agreements with any of our officers following completion of the merger.

  Employee Compensation and Benefits

        From and after the effective time of the merger until the date six months after the closing of the transactions contemplated by the merger agreement, Armor Holdings has agreed to provide our employees and former employees (including executive officers) taken as a whole with employee benefits and compensation plans, programs and arrangements (including base salary and annual bonus opportunities, but specifically excluding equity grants and any supplemental executive retirement plan benefits) no less favorable, in the aggregate, than those provided by us and our subsidiaries to such persons immediately prior to the effective time of the merger. After such six month period, Armor Holdings has agreed to provide our employees and former employees (including executive officers) taken as a whole with employee benefits and compensation plans, programs and arrangements and severance benefits that are no less favorable, in the aggregate, to those provided to similarly situated employees of Armor Holdings and its subsidiaries. In addition, during the 24 months after the effective time of the merger, any such person whose employment is terminated "without cause" (as defined in such policy) shall be entitled to receive severance payments and benefits under our severance policy disclosed to Armor Holdings.

        We and Armor Holdings have also agreed that, subject to Armor Holdings' right to propose modifications to conform to the terms and conditions of its bonus plans for similarly situated employees, each of our executive officers will be eligible to participate in a bonus plan for the fiscal year ending January 31, 2007 based upon targets and goals substantially similar to those established for our fiscal year ending January 31, 2006, as adjusted for the fiscal year ending January 31, 2007. The proposed terms of the bonus plan provide for a payment to the executive officers (other than Mr. Lukens) if their employment is terminated prior to October 31, 2006 and the year-to-date performance metric through the most recently completed month meets or exceeds the year-to-date forecasted results computed from the quarterly performance metric targets provided by us to Armor Holdings.

  Directors' and Officers' Indemnification and Insurance

        The merger agreement provides that the indemnification provisions in the articles of incorporation and bylaws of the surviving corporation (which shall be the same provisions as exist in our restated articles of incorporation and amended and restated bylaws, as amended, immediately prior to the completion of the merger) shall not be amended, repealed or otherwise modified for six years after the completion of the merger in any manner that would adversely affect the rights thereunder of the individuals who were directors, officers and employees at the effective time of the merger, unless counsel advises that such modification is legally required.

        In the merger agreement, Armor Holdings and Acquisition Corp. have agreed to indemnify, defend and hold harmless our and our subsidiaries' current and former directors, officers and employees against all liability arising out of actions or omissions before or at the effective time of the merger to the fullest extent permitted by law and our restated articles of incorporation and amended and restated bylaws, as amended.

        Under the merger agreement, Armor Holdings has further agreed that, for a period of six years after the effective time of the merger, it will cause to be maintained in effect director's and officer's liability insurance to reimburse the current and former officers and directors with respect to claims against them arising from facts or events occurring before or at the effective time of the merger. Armor Holdings is obligated to ensure such insurance contains at least the same coverage and amounts of coverage and will contain terms and conditions no less advantageous to the indemnified individuals then those provided in the director's and officer's liability insurance currently provided by us; however, Armor Holdings is not obligated to pay a premium for such coverage in excess of 200% of the current premium, in which event the obligation shall be only to provide the maximum coverage available for a premium not in excess of such amount. The merger agreement further provides that the foregoing obligations shall be satisfied by our purchase on or before the effective time of the merger of a tail-coverage or run-off insurance policy providing the required coverage for the required term and with a premium that does not exceed 200% of the current premium.

        If Armor Holdings or any of its successors or assigns: (1) consolidates with or merges into any other entity and is not the continuing or surviving entity or (2) transfers all or substantially all of its assets to any entity, the surviving or transferee entity shall assume the indemnification and insurance obligations discussed above.

Federal Regulatory Matters

        The HSR Act, and the rules and regulations promulgated thereunder, require that each of us and Armor Holdings file notification and report forms with respect to the merger and related transactions with the Antitrust Division of the Department of Justice, or the DOJ, and the Federal Trade Commission, or the FTC. We and Armor Holdings filed the notification and report forms on March     , 2006. The parties are required to observe a waiting period after these filings before completing the merger and the transactions contemplated by the merger agreement. The waiting period will expire 30 days after the filings were made unless the DOJ or FTC issues a second request for additional information, in which case the waiting period will expire 30 days after substantial compliance with such request. The required waiting period may be terminated by the FTC or the DOJ before its expiration. The DOJ, the FTC, state antitrust authorities or a private person or entity could seek to enjoin the merger under federal or state antitrust laws at any time before completion of the merger or to compel rescission or divestiture at any time subsequent to the merger. We cannot assure you that a challenge to the merger will not be made by the DOJ, the FTC, state antitrust authorities or a private person or entity or that, if made, Armor Holdings and we would prevail or would not be required to accept various conditions, including divestitures, to complete the merger.

Transactions with Armor Holdings

        One of our subsidiaries and a subsidiary of Armor Holdings are parties to

  •
  teaming agreements relating to the joint development of the armored cab for the U.S. Army's Family of Medium Tactical Vehicles, which includes the High Mobility Artillery Rocket System, and

  •
  purchase orders for the supply by a subsidiary of Armor Holdings to one of our subsidiaries of armoring materials for incorporation into our Low Signature Armored Cabs.

Material U.S. Federal Income Tax Consequences

        The following discussion summarizes the material U.S. federal income tax consequences of the merger that are generally applicable to United States holders (as defined below) of our common stock. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, referred to as the Code in this proxy statement, existing and proposed Treasury Regulations promulgated under the Code, and current administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect. This discussion does not address state, local or foreign tax consequences that may be applicable to the parties specified in the first sentence of this paragraph, and such parties should consult their own tax advisors with respect to such consequences.

  United States Holders

        The following discussion applies only to United States holders of our common stock who hold such shares as capital assets and may not apply to shares of our common stock acquired pursuant to the exercise of employee stock options or other compensation arrangements (and does not apply to the exchange or cancellation of employee stock options, including the receipt of cash therefor), and this discussion does not address tax issues relevant to certain classes of taxpayers who may be subject to special treatment under the Code, such as banks, other financial institutions, insurance companies, tax-exempt investors, regulated investment companies, real estate investment trusts, persons subject to the alternative minimum tax, persons who hold their shares of our common stock as part of a position in a "straddle" or as part of a "hedging" or "conversion" transaction, persons who are deemed to sell their shares of our common stock under the constructive sale provisions of the Code, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, persons that have a functional currency other than the U.S. dollar, expatriates, S corporations, entities classified as partnerships for U.S. federal income tax purposes or shareholders who hold shares of our common stock as dealers. All such United States holders should consult their own tax advisors concerning the U.S. federal income tax consequences of the merger to their particular situations.

        THIS SUMMARY IS NOT A SUBSTITUTE FOR AN INDIVIDUAL ANALYSIS OF THE TAX CONSEQUENCES OF THE MERGER TO YOU. TAX MATTERS ARE VERY COMPLEX AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND ON THE FACTS OF YOUR PARTICULAR SITUATION. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE MERGER TO YOU, INCLUDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER.

        If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax consequences) holds shares of our common stock, the tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. Partnerships and partners in partnerships holding shares of our common stock should consult their tax advisors.

        For purposes of this discussion, a "United States holder" means a holder that is:

  •
  a citizen or resident alien of the United States,

  •
  a corporation (or other entity treated as an association taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state,

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or

  •
  a trust if:

  •
  a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust, or

  •
  the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

        In general, United States holders of shares of our common stock who receive cash in exchange for their shares pursuant to the merger should recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the adjusted tax basis in their shares of our common stock. If a shareholder holds our common stock as a capital asset, the gain or loss should generally be a capital gain or loss. If the shareholder has held the shares for more than one year, the gain or loss should generally be a long term gain or loss. The deductibility of capital losses is subject to limitations.

        Holders of our common stock are entitled to appraisal rights under Texas law in connection with the merger. If a United States holder receives cash pursuant to the exercise of appraisal rights, that United States holder generally will recognize gain or loss measured by the difference between the amount of cash received and the adjusted tax basis in their shares of our common stock. This gain should be long-term capital gain or loss if the United States holder held our common stock for more than one year. Any holder of our common stock that plans to exercise appraisal rights in connection with the merger is urged to consult a tax advisor to determine the related tax consequences.

        U.S. federal income tax law requires that a holder of our common stock provide the disbursing agent with his or her correct taxpayer identification number, which is, in the case of a United States holder who is an individual, a social security number, or, in the alternative, establish a basis for exemption from backup withholding. Exempt holders, including, among others, corporations and some foreign individuals, are not subject to backup withholding and reporting requirements. If the correct taxpayer identification number or an adequate basis for exemption is not provided, a holder will be subject to backup withholding on any reportable payment. Any amounts withheld under the backup withholding rules from a payment to a United States holder will be allowed as a credit against that United States holder's U.S. federal income tax and may entitle the United States holder to a refund, if the required information is furnished to the Internal Revenue Service.

        To prevent backup withholding, each United States holder of our common stock must complete the Substitute Form W-9 which will be provided by the disbursing agent with the transmittal letter and certify under penalties of perjury that:

  •
  the taxpayer identification number provided is correct or that the United States holder is awaiting a taxpayer identification number, and

  •
  the United States holder is not subject to backup withholding because:

    •
    the United States holder is exempt from backup withholding,

    •
    the United States holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of the failure to report all interest or dividends, or

    •
    the Internal Revenue Service has notified the United States holder that such holder is no longer subject to backup withholding.

        The Substitute Form W-9 must be completed, signed and returned to the disbursing agent.

Appraisal Rights

        THE FOLLOWING DISCUSSION IS A SUMMARY OF THE MATERIAL STATUTORY PROCEDURES TO BE FOLLOWED BY A HOLDER OF OUR COMMON STOCK IN ORDER TO DISSENT FROM THE MERGER AND PERFECT DISSENTERS' RIGHTS OF APPRAISAL. IF YOU WANT TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD REVIEW CAREFULLY ARTICLES 5.11, 5.12 AND 5.13 OF THE TBCA, WHICH ARE ATTACHED AS APPENDIX C TO THIS PROXY STATEMENT. YOU ARE URGED TO CONSULT A LEGAL ADVISOR BEFORE ELECTING OR ATTEMPTING TO EXERCISE THESE RIGHTS. THE FAILURE TO PRECISELY FOLLOW ALL NECESSARY LEGAL REQUIREMENTS MAY RESULT IN THE LOSS OF APPRAISAL RIGHTS. THIS DESCRIPTION IS NOT COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF ARTICLES 5.11, 5.12 AND 5.13 OF THE TBCA. SHAREHOLDERS SEEKING TO EXERCISE APPRAISAL RIGHTS MUST STRICTLY COMPLY WITH THESE PROVISIONS.

        Shareholders as of the record date who follow the procedures set forth in Articles 5.11, 5.12 and 5.13 of the TBCA will be entitled to demand, if the merger is consummated, that we purchase their shares of our common stock for an amount in cash equal to the "fair value" of their shares. Under the TBCA, fair value of shares for the purposes of exercise of appraisal rights is defined as the value of the shares as of the day immediately prior to the date of the special meeting, excluding any appreciation or depreciation in the value of the shares in anticipation of the proposed merger. This value may differ from the value of the consideration that you would otherwise receive in the merger.

  How to Exercise and Perfect Your Right to Dissent

        In order to be eligible to exercise your right to dissent from the merger and to receive the fair value of your shares of our common stock as of the day immediately preceding the special meeting, excluding any appreciation or depreciation in anticipation of the proposed merger, you must provide us with a written objection to the merger prior to the special meeting. The written objection must state that you intend to exercise your right to dissent if the merger is consummated and provide an address to which a notice about the outcome of the vote on the merger may be sent. Neither a proxy nor a vote against the plan of merger is sufficient to constitute a written objection as required under the TBCA. We must receive your written objection to the merger prior to the special meeting.

        Any written objection with notice of intent to exercise the right of dissent should be addressed as follows:

Stewart & Stevenson Services, Inc.
c/o Carl B. King
Senior Vice President, General Counsel and Secretary
2707 North Loop West
P. O. Box 1637
Houston, Texas 77251-1637

        In order to exercise appraisal rights properly, you must not vote, whether by proxy or in person, in favor of the merger agreement and the transactions contemplated thereby. If you execute and return an unmarked proxy, your shares will be voted "FOR" the merger and, as a consequence, you will be foreclosed from exercising rights of appraisal as a dissenting shareholder.

  Your Demand for Payment

        If the merger is consummated, we will within 10 days after the effective date of the merger deliver or mail to all of our shareholders who have satisfied the foregoing requirements concerning the exercise of appraisal rights a written notice that the merger has been consummated. If you want to exercise your dissenters' rights of appraisal, you must, within 10 days from the delivery or mailing of such notice, send a written demand to us for payment of the fair value of your shares of our common stock. Such written demand must state the number and class of the shares that you owned as of the record date and your estimate of the fair value of the shares. Under Texas law, the fair value of your shares of our common stock for the purpose of exercising dissenters' rights of appraisal will be the value of the shares on the day immediately preceding the special meeting, excluding any appreciation or depreciation in anticipation of the merger. In computing the fair value of your shares, consideration will be given to our value as a going concern without including in the computation of value any payment for a control premium or minority discount other than a discount attributable to the type of share held by you and any limitation placed on the rights and preferences of your shares. If you fail to make such a demand within the 10-day period, you will lose the right to dissent and will be bound by the terms of the merger agreement. In order to preserve your dissenters' rights of appraisal, you must also submit to us your stock certificates, if any, representing your shares of common stock within 20 days after making a demand for payment for notation thereon that such demand has been made. The failure to do so will, at our option, terminate your dissenters' rights of appraisal unless a court of competent jurisdiction for good and sufficient cause shown directs otherwise. Your written demand and any notice should be sent to us at the address set forth above.

  Action Upon Receipt of Your Demand for Payment

        Within 20 days after receiving your written demand for payment and estimate of the fair value of your shares of our common stock, we must mail or deliver to you a written notice that either:

  •
  accepts the amount declared in the demand and agrees to pay that amount within 90 days after the effective date of the merger and, in the case of shares represented by certificates, upon surrender of duly-endorsed certificate(s) representing your shares of our common stock; or

  •
  states our estimate of the fair value of the shares and offers to pay the amount of that estimate within 90 days after the effective date of the merger upon receipt of notice from you within 60 days after the effective date of the merger that you agree to accept our estimate and, in the case of shares represented by certificates, upon surrender of duly endorsed certificate(s) representing your shares of our common stock.

  Payment of the Fair Value of Your Shares of Our Common Stock Upon Agreement of an Estimate

        If you and we agree upon the fair value of your shares of our common stock within 60 days after the effective date of the merger, we will pay you the amount of the agreed value within 90 days after the effective date of the merger and, in the case of shares represented by certificates, upon receipt of your duly-endorsed stock certificates. Upon payment of the agreed fair value, you will cease to have any interest in such shares.

  Commencement of Legal Proceedings if a Demand for Payment Remains Unsettled

        If an agreement upon the fair value of your shares of our common stock is not reached between you and us within the 60-day period immediately following the effective date of the merger, then either you or we may, within 60 days after the expiration of the 60-day period following the effective date of the merger, file a petition in any court of competent jurisdiction in Harris County, the county in Texas where our principal office is located, asking for a finding and determination of the fair value of the shares. If filed by a shareholder, service of the petition shall be made upon us and we must within 10 days after service file with the clerk of the court a list with the names and addresses of all shareholders who have demanded payment and not reached agreement as to the fair value. If filed by us, the petition must be accompanied by such a list. The clerk of the court shall give notice to us and all shareholders named on the list of the time and place fixed for the hearing of the petition.

        After the hearing of the petition, the court shall determine the shareholders who have complied with the statutory requirements and have become entitled to the valuation of and payment for their shares, and the court shall appoint one or more qualified appraisers to determine the fair value. The appraisers may examine our books and records and must afford the interested parties a reasonable opportunity to submit pertinent evidence as to the value of the shares. The appraisers are to make a determination of the fair value upon such examination as they deem proper. The appraisers will file a report of the value in the office of the clerk of the court, notice of which will be given to the parties in interest. The parties in interest may submit exceptions to the report, which will be heard before the court upon the law and the facts. The court will adjudge the fair value of the shares of the shareholders entitled to payment for their shares and will direct the payment thereof by us, together with interest which will begin to accrue 91 days after the effective date of the merger. The judgment will be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the surviving corporation of duly endorsed certificates of those shares. Upon our payment of the judgment, you will cease to have any interest in the shares. In the absence of fraud, the remedy provided by Article 5.12 of the TBCA to a shareholder objecting to the merger is the exclusive remedy for the recovery of the value of such shareholder's shares or money damages with respect to the merger.

        The court must allow the appraisers a reasonable fee as court costs, and all court costs will be allotted between the parties in the manner that the court determines to be fair and equitable.

        Any shareholder who has demanded payment for that holder's shares may withdraw the demand at any time before payment or before any petition has been filed for valuation by the court. A demand may not be withdrawn after payment or, unless we consent, after such a petition has been filed in court. After a demand has been withdrawn, the shareholder and all persons claiming under the shareholder will be conclusively presumed to have approved the plan of merger and will be bound by its terms.

THE MERGER AGREEMENT

        The following is a summary of the material terms of the merger agreement, which is attached to this proxy statement as Appendix A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. To understand the merger more fully, and for a more complete legal description of the merger, you are urged to read carefully the entire proxy statement, including the merger agreement and the other appendices.

        The descriptions of the merger agreement in this proxy statement have been included to provide you with information regarding its terms. Except for its status as the contractual document between the parties with respect to the merger, it is not intended to provide factual information about Armor Holdings, Acquisition Corp. or us. The merger agreement contains representations and warranties made by and to Armor Holdings, Acquisition Corp. and us as of specific dates. The representations and warranties were made for purposes of the merger agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement, including qualifications in disclosures exchanged between the parties. In addition, some representations and warranties were made as of a specified date, may be subject to contractual standards of materiality different from those generally applicable to shareholders, and have been made solely for purposes of risk allocation and to provide contractual rights and other remedies to Armor Holdings, Acquisition Corp. and us. You should not rely upon the representations and warranties set forth in the merger agreement as statements of factual information.

Structure of the Merger

        The merger agreement provides that, following the approval of the merger agreement by our shareholders and the satisfaction or waiver of the other conditions to the merger, including receipt of required regulatory approvals, Acquisition Corp. will be merged with and into us. We will be the surviving corporation in the merger and will be a wholly-owned subsidiary of Armor Holdings.

Effective Time of the Merger

        While we intend to consummate the merger as promptly as practicable subject to receipt of shareholder approval and the satisfaction or waiver of the other conditions to the merger, we cannot specify when, or assure you that, all conditions to the merger will be satisfied or waived.

        The merger will become effective upon the issuance of a certificate of merger by the Secretary of State of the State of Texas following the filing of articles of merger and/or a certificate of merger with the Secretary of State of the State of Texas on the closing date of the merger (or at such later time as agreed to by the parties and specified in the articles of merger).

Articles of Incorporation; Bylaws and Directors and Officers of the Surviving Corporation

        When the merger becomes effective, our amended and restated articles of incorporation, as in effect immediately before the effective time, will become the articles of incorporation of the surviving corporation, except that the name of the surviving corporation will be changed therein to the name of our company immediately prior to the effective time. The by-laws of Acquisition Corp., as in effect immediately prior to the effective time, will become the by-laws of the surviving corporation, except to the extent they need to be amended to effectuate the indemnification obligations of Armor Holdings and Acquisition Corp. in the merger agreement.

        The directors of Acquisition Corp. immediately prior to the effective time of the merger will be the directors of the surviving corporation following the merger until their respective successors are duly elected or appointed and qualified. The officers of the surviving corporation will be as set forth in the merger agreement, subject to the right of the Board of Directors of the surviving corporation to appoint and replace officers.

Merger Consideration

        At the effective time of the merger each issued and outstanding share of our common stock, except those (1) shares owned or held by the us, Armor Holdings or Acquisition Corp. or our respective subsidiaries, and (2) shares held by our shareholders who validly exercise their dissenters' rights under Texas law, will automatically be cancelled and converted into the right to receive $35.00 in cash, without interest. Shares of our common stock that are outstanding immediately prior to the effective time of the merger and that are held by any dissenting shareholder who properly exercises his or her appraisal rights will not be canceled and converted into the right to receive $35.00 in cash; rather the dissenting shareholder will be entitled to the fair value of his or her shares in accordance with and subject to Articles 5.11, 5.12 and 5.13 of the TBCA, including compliance by the shareholder with the procedures therein. See "Special Factors—Appraisal Rights" on page 30.

        At the effective time of the merger, each issued and outstanding share of common stock of Acquisition Corp. will be converted into one fully paid and non-assessable share of common stock, without par value, of the surviving corporation.

Exchange Procedures

        At or prior to the effective time, Armor Holdings will deposit with a disbursing agent agreed upon between Armor Holdings and us an amount in cash sufficient to pay the aggregate merger consideration payable to all holders of our common stock and all holders of options to purchase our common stock. Armor Holdings will also make funds available to the disbursing agent from time to time after the effective time as needed to pay the merger consideration. The disbursing agent will deliver to Armor Holdings any cash remaining in its possession, together with any earnings in respect thereof, one year after the effective time of the merger. Thereafter, Armor Holdings will act as the disbursing agent and any former holder of our common stock may look only to Armor Holdings or the surviving corporation for payment of merger consideration to which they may be entitled. None of us, Armor Holdings, Acquisition Corp. or the disbursing agent will be liable to any former shareholder of ours for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

        Within two business days of the effective time of the merger, the disbursing agent will mail to each record holder of shares of our common stock a transmittal letter containing instructions to effect the surrender of the holder's certificates in exchange for payment of the merger consideration. Our shareholders who surrender their stock certificates to the disbursing agent, together with a properly completed and signed transmittal letter and any other documents required by the instructions to the transmittal letter, will receive $35.00 per share of our common stock surrendered to the disbursing agent, less any applicable withholding taxes.

        You should not return your stock certificates representing shares of our common stock with the enclosed proxy card, and you should not forward your stock certificates to the disbursing agent without a transmittal letter. In all cases, the merger consideration will be paid only in accordance with the procedures set forth in the merger agreement and the transmittal letter.

        If payment of the merger consideration is to be made to a person other than the person in whose name a share certificate is registered, it will be a condition of payment that the person requesting such payment either pay any applicable taxes required or establish, to the reasonable satisfaction of the disbursing agent, that the tax has been paid or is not applicable.

        If any share certificate is lost, stolen or destroyed, the disbursing agent will pay the merger consideration for the number of shares represented by such certificate upon delivery by the person seeking payment of an affidavit in lieu of the certificate, and if required by the surviving corporation, an indemnity bond in form and substance and with surety reasonably satisfactory to the surviving corporation.

        At the effective time of the merger, our stock transfer books will be closed and no further issuances or transfers of our shares will be made.

Treatment of Options

        We will terminate our four existing stock option plans immediately prior to the effective time without prejudice to the rights of the holders of options awarded pursuant thereto. At the effective time of the merger, in exchange for the execution and delivery of an option cancellation agreement, each outstanding option to purchase shares of our common stock will be fully vested and exercisable and will be canceled and converted into the right to receive an amount in cash equal to the product of (1) the excess, if any, of $35.00 over the per share exercise price of the option and (2) the number of shares of the Company's common stock subject to the option, net of any applicable withholding taxes and without interest.

Representations and Warranties

  Our Representations and Warranties

        We make various representations and warranties in the merger agreement with respect to us and our subsidiaries that are subject, in some cases, to disclosures and specified exceptions and qualifications. Our representations and warranties relate to, among other things:

  •
  our due organization, valid existence and good standing;

  •
  our capital structure;

  •
  our ownership of each of our subsidiaries;

  •
  our due organization, valid existence and good standing of our subsidiaries;

  •
  the corporate power and authority of us and each of our subsidiaries to own, lease and operate our respective properties and carry on our respective businesses;

  •
  our corporate power and authority to enter into, execute and deliver the merger agreement and consummate the transactions contemplated thereby;

  •
  our due authorization, execution and delivery of the merger agreement;

  •
  the consents, approvals and filings required to enter into the merger agreement or to complete the transactions contemplated by the merger agreement;

  •
  the accuracy of our filings with the SEC and compliance with applicable rules and regulations for a specified period of time;

  •
  the absence of undisclosed material liabilities that would have a material adverse effect relating to us;

  •
  the conduct of our business, and the absence of certain changes in our business, since January 31, 2005;

  •
  the absence of material adverse effect relating to us and certain other changes since January 31, 2005;

  •
  litigation matters affecting us and our subsidiaries;

  •
  the adequacy of the governmental authorizations and permits needed to conduct our business and our compliance with applicable laws and governmental orders;

  •
  the absence of defaults or breaches under specified contacts;

  •
  tax matters affecting us and our subsidiaries;

  •
  labor and employment, employee welfare and benefit plan matters affecting us and our subsidiaries;

  •
  the inapplicability of state anti-takeover statutes or regulations to the merger;

  •
  our absence of liability for undisclosed broker's fees;

  •
  our compliance with the Sarbanes-Oxley Act;

  •
  environmental matters affecting us and our subsidiaries;

  •
  matters relating to this proxy statement;

  •
  the required vote of our shareholders to approve the merger agreement; and

  •
  the terms of the confidentiality agreements entered into by us and the absence of any waivers by us under such agreements.

        You should be aware that these representations and warranties made by us to Armor Holdings and Acquisition Corp. may be subject to important limitations, disclosures and qualifications set forth in the merger agreement and the disclosure schedules thereto, and do not purport to be accurate as of the date of this proxy statement or provide factual information about us to our shareholders.

  Armor Holdings' Representations and Warranties

        Armor Holdings makes various representations and warranties in the merger agreement with respect to it and its subsidiaries that are subject, in some cases, to disclosures and specified exceptions and qualifications. Its representations and warranties relate to, among other things:

  •
  its due organization, valid existence and good standing;

  •
  its corporate power and authority to own, lease and operate its respective properties and carry on its businesses;

  •
  its corporate power and authority to enter into, execute and deliver the merger agreement and consummate the transactions contemplated thereby;

  •
  its due authorization, execution and delivery of the merger agreement;

  •
  the consents, approvals and filings required by it to enter into the merger agreement or to complete the transactions contemplated by the merger agreement;

  •
  its absence of liability for undisclosed broker's fees;

  •
  its knowledge of any breach by us of our representations or warranties or of any reason why the conditions to closing the merger would not be timely satisfied; and

  •
  its acknowledgment of limitations on our liability for information provided by us to it.

  Representations and Warranties about Acquisition Corp.

        Armor Holdings and Acquisition Corp. make various representations and warranties in the merger agreement with respect to Acquisition Corp. that are subject, in some cases, to disclosures and specified exceptions and qualifications. Their joint and several representations and warranties relate to, among other things:

  •
  the due organization, valid existence and good standing of Acquisition Corp.;

  •
  the capital structure of Acquisition Corp.;

  •
  the corporate power and authority of Acquisition Corp. to own, lease and operate its respective properties and carry on its business;

  •
  the corporate power and authority of Acquisition Corp. to enter into, execute and deliver the merger agreement and consummate the transactions contemplated thereby;

  •
  Acquisition Corp.'s due authorization, execution and delivery of the merger agreement; and

  •
  the ability of Acquisition Corp. to satisfy its obligation to pay the merger consideration.

        All of the representations and warranties contained in the merger agreement will expire at the effective time of the merger.

  Standard for Breach of Representations and Warranties

        No representation or warranty made by us (other than our representations and warranties relating to our capitalization and outstanding securities, which shall be true in all respects except for minor variations, and our ordinary course of business liabilities incurred since January 31, 2005, which shall be true in all respects) or Armor Holdings will be deemed untrue, and neither us nor Armor Holdings will be deemed to have breached a representation or warranty, where such failure to be true or breach of such representation or warranty would not be material and adverse to us and our subsidiaries taken as a whole, or Armor Holdings and its subsidiaries taken as a whole, as the case may be.

Covenants Relating to the Conduct of the Business Pending the Merger

        From the date of the merger agreement to the effective time of the merger, and unless otherwise provided in the merger agreement or consented to in writing by Armor Holdings, we have agreed to (and will cause our subsidiaries to) carry on our business in the usual and ordinary course in substantially the same manner as prior to signing of the merger agreement, and to use our reasonable best efforts to preserve our business organizations and goodwill, keep available the services of our officers and employees, and maintain satisfactory relationships with those persons with whom we have material and advantageous relationships with.

        From the date of the merger agreement to the effective time of the merger, we have agreed, with limited exceptions, that we will not (and we will cause our subsidiaries not to) do any of the following, except as expressly contemplated by the merger agreement or otherwise consented to in writing by Armor Holdings:

  •
  enter into any new line of business or change operating policies in any material respect;

  •
  pursue or take any new business relating to our Distributed Energy Solutions operations, except as reasonably necessary to fulfill existing contractual obligations;

  •
  other than pursuant to outstanding options as of February 27, 2006, issue, deliver, sell, pledge, dispose of or otherwise encumber any of our capital stock or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock;

  •
  permit additional shares of our common stock to become subject of new grants under one of our stock option plans or otherwise;

  •
  make, declare, set aside or pay dividends on, or make any other distributions in respect of, any of our capital stock, other than our regular quarterly dividend and regular intercompany dividends; split, combine, redeem or reclassify any of our capital stock; or redeem, purchase or otherwise acquire any shares of our capital stock;

  •
  sell, transfer, mortgage, encumber or otherwise dispose of any of our assets, business or properties, except for inventories or immaterial obsolete assets or properties in the ordinary course of business;

  •
  acquire all or any portion of the assets, business, properties or shares of stock or other securities of any person or entity, other than in the ordinary course;

  •
  amend our articles of incorporation, bylaws or any other organizational documents;

  •
  implement or adopt any change in financial accounting principles, practices or methods, except as required by generally accepted accounting principles in the United States or other applicable regulatory requirements;

  •
  enter into, amend, modify or renew any employment, consulting, change in control or similar agreement, or grant any salary or wage increase, equity awards or incentive or bonus payments, except (1) as required by law or an existing benefit arrangement or (2) for ordinary course merit based or annual salary increases for existing employees or employment arrangements or compensation awards to newly hired or promoted employees, in each case consistent with past practice;

  •
  enter into, establish, adopt, amend, modify or renew any employee benefit arrangement or take any action to accelerate the vesting or exercisability of any compensation or benefits payable thereunder, except (1) as required by law or the existing benefit arrangement, (2) amendments that do not increase benefits or result in increased administrative costs or (3) employment arrangements or compensation awards to newly hired or promoted employees consistent with past practice;

  •
  settle or compromise any pending or threatened suit, action or claim which would require us or one of our subsidiaries to make a payment of more than $100,000 or would impose a restriction on the business, assets or operations of the surviving corporation, except that we may make payments relating to matters disclosed in the disclosure schedule provided to Armor Holdings in an amount that has been specifically reserved or accrued therefor in our consolidated balance sheet dated as of January 31, 2006, and if we obtain a general release in connection therewith;

  •
  incur, assume, guarantee or otherwise become liable for any debt for borrowed money, or make any loans or advances or make any capital contributions to, or investments in, any other person in excess of $250,000 individually, or $500,000 in the aggregate, except for ordinary course trade debt, and for the avoidance of doubt, ordinary course performance bonds, letters of credit and similar instruments;

  •
  enter into, modify, amend, terminate (other than at the end of the term) or waive any material rights under any material contract, other than in the ordinary course of business consistent with past practice;

  •
  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of us or any of our subsidiaries (other than the merger);

  •
  take, or fail to take, any action which would reasonably be expected to materially delay or prevent clearing any applicable waiting period under the HSR Act;

  •
  waive any rights in any material respect under any of the confidentiality agreements entered into with any person participating in our process to sell our company; and

  •
  agree or commit to do, directly or indirectly, by contract or otherwise, any of the actions listed above.

Reasonable Best Efforts

        Each of us, Armor Holdings and Acquisition Corp. have agreed, subject to the terms and conditions in the merger agreement, to use its reasonable best efforts to

  •
  take all action and to do all things necessary, proper or advisable to consummate and effect the merger as promptly as practicable and the transactions contemplated by the merger agreement; and

  •
  resolve any (1) objections asserted with respect to the transactions under antitrust law or (2) any suits challenging the transactions or otherwise brought under antitrust law or other applicable law that would otherwise materially prohibit or materially impair or materially delay the consummation of the transactions, provided that Armor Holdings is not required to sell or dispose of any business or assets, to the extent that such sale or disposition would have a material adverse effect on Armor Holdings and us, taken as a whole.

Shareholder Approval

        As promptly as practicable following the date of the merger agreement, the Company agreed, through its Board of Directors, to duly call, give notice of, convene and hold a special meeting of its shareholders to consider and approve the merger agreement and the merger. At the shareholders' meeting, Parent and Acquisition Corp. will vote all shares owned by them in favor of the merger agreement.

Proxy Statement

        The merger agreement provides that we will prepare and work with the SEC to clear this proxy statement as promptly as practicable after the date of the merger agreement. Any filing of, amendment to, or written correspondence with the SEC with respect to this proxy statement is subject to Armor Holdings' review and comment. We agreed to provide Armor Holdings with written copies of any comments by the SEC or its staff to this proxy statement promptly after receipt and copies or notification of our or our counsel's responses to the SEC or its staff. Each of us, Armor Holdings and Acquisition Corp. will use its reasonable best efforts, after consultation with the other parties, to respond promptly to comments of or requests from the SEC and to mail, at the earliest practicable time, the proxy statement and all amendments and supplements thereto to shareholders entitled to vote at the special meeting. We agreed to use our reasonable best efforts to solicit from the shareholders at the special meeting the vote required to approve the merger agreement and the merger and the transactions contemplated thereby.

Press Releases

        We and Armor Holdings have agreed to consult with and obtain the consent of the other party before issuing any press release with respect to the merger or the merger agreement, except that such consent is not necessary if the press release or public statement is required by applicable law or securities exchange rules.

Access to Information

        From the date of the merger to the effective time, subject to applicable law, we will (and will cause our subsidiaries to) allow Armor Holdings, its representatives and its accountants reasonable access to the books, records and properties and to such other information as Armor Holdings may reasonably request, provided that such access does not unreasonably disrupt our operations.

No Solicitation

        We have agreed that we will not, directly or indirectly, through any officer, director, employee, representative or agent of ours or our subsidiaries, and will use commercially reasonable efforts to cause our and our subsidiaries' representatives not to, directly or indirectly:

  •
  initiate, solicit or knowingly encourage or facilitate inquiries or proposals with respect to,

  •
  participate in negotiations concerning,

  •
  provide any confidential information or data to, or

  •
  have any substantive discussions with,

any third party relating to, or that would reasonably be expected to lead to, any "acquisition proposal" or enter into any agreement, letter of intent or similar document relating to any acquisition proposal.

        The merger agreement defines "acquisition proposal" to mean any proposal or offer (whether or not in writing) with respect to

  •
  any purchase of an equity interest (including by means of a tender or exchange offer) representing more than 15% of the voting power in us or any of our subsidiaries,

  •
  a merger, consolidation, other business combination, reorganization, recapitalization, dissolution, liquidation or similar transaction involving us or any of our subsidiaries, or

  •
  any purchase of assets, businesses, securities or ownership interests (including the securities of any of our subsidiaries) representing more than 15% of our and our subsidiaries' consolidated assets, in each case other than the transactions contemplated by the merger agreement. We are obligated to notify Armor Holdings promptly of any such acquisition proposal we receive.

        We may, however, furnish information to, and participate in discussions or negotiations with, any person that has made a bona fide written acquisition proposal if and only to the extent that:

  •
  we first obtain a confidentiality agreement from that person on substantially the same confidentiality, standstill and employee non-solicitation terms with respect to employees as our confidentiality agreement with Armor Holdings;

  •
  such acquisition proposal is at a price higher than $35.00 per share and our Board of Directors believes in good faith that there is a substantial likelihood that the consummation of such acquisition proposal is probable;

  •
  after advice of outside legal counsel, our Board of Directors determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties under applicable law; and

  •
  we have not violated the no-solicitation provisions of the merger agreement.

        If any bona fide written acquisition proposal has not been withdrawn, our Board of Directors may approve or recommend, and we may enter into an agreement providing for, an acquisition proposal that is submitted to us prior to the special meeting, and our Board of Directors may withdraw or modify its recommendation to our shareholders in a manner adverse to Armor Holdings, if:

  •
  we have not violated the no-solicitation provisions of the merger agreement;

  •
  we provide notice to Armor Holdings at least three days prior to any meeting of our Board of Directors where such action will take place, during which three days Armor Holdings may propose revisions to the terms of the merger agreement;

  •
  taking into account Armor Holdings' proposed revisions to the merger agreement, our Board of Directors determines that the acquisition proposal is a "superior proposal"; and

  •
  after advice of counsel, our Board of Directors determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

        As used in the merger agreement, the term "superior proposal" means an acquisition proposal made by any person on terms that our Board of Directors determines in good faith, after the receipt of advice from our financial and legal advisors, and considering such factors as our Board of Directors considers to be appropriate (including the conditionality and the timing and likelihood of success of such proposal), are more favorable to us and our shareholders than the transactions contemplated by the merger agreement (including any changes to the terms of the merger agreement proposed by Armor Holdings pursuant to the terms of the merger agreement).

        We have agreed to promptly notify Armor Holdings of the receipt of, or any material modifications or material amendments to, any acquisition proposal, or any request (including the terms and conditions of such request) for non-public information relating to us by any person that has notified us of its intention to make an acquisition proposal.

        We agreed to immediately terminate any existing discussions or negotiations relating to the foregoing with any persons, other than Armor Holdings, conducted prior to the date of the merger agreement. Additionally, we agreed to immediately request each person who executed a confidentiality agreement in connection with its consideration of acquiring our company return or destroy, in accordance with the terms of such confidentiality agreement, all confidential information furnished to such person by us or on our behalf.

        The terms of the merger agreement permit our Board of Directors to withdraw or modify its recommendation to our shareholders in a manner adverse to Armor Holdings if our Board of Directors, determines in good faith, after consulting counsel, that the failure to do so would be inconsistent with its fiduciary duties under applicable law.

Takeover Laws and Provisions

        Each party has agreed that it will not take any action that will cause the transactions contemplated by the merger agreement to become subject to any takeover laws and will take all necessary steps within its control to exempt such transactions, or if necessary challenge the validity or applicability of, any applicable takeover law. Each party has agreed that it will not take any action that will cause the transactions contemplated by the merger agreement not to comply with the takeover provisions in the applicable organizational documents of us or our subsidiaries. We also agreed not to elect to become subject to the Texas Business Organizations Code.

Regulatory Applications

        We, Armor Holdings and our respective subsidiaries have agreed to:

  •
  cooperate with one another to prepare as promptly as possible all documentation, to effect all filings and to obtain all authorizations of all third parties and governmental authorities necessary to consummate the transactions contemplated by the merger agreement as promptly as practicable and make all necessary filings as soon as possible;

  •
  upon request, furnish the other party with all information concerning itself, its subsidiaries, directors, officers and shareholders and such other matters as reasonably necessary or advisable in connection with such filing, notice or application made on behalf of such other party or its subsidiaries with or to any third party or governmental authority in connection with such transactions; and

  •
  to the extent permitted, give the other party the opportunity to attend and participate in any meetings and conferences with any governmental authority or person objecting to the transactions.

Indemnification

        The merger agreement provides that the indemnification provisions in the articles of incorporation and bylaws of the surviving corporation (which shall be the same provisions as exist in our restated articles of incorporation and amended and restated bylaws, as amended, immediately prior to the completion of the merger) shall not be amended, repealed or otherwise modified for six years after the completion of the merger in any manner that would adversely affect the rights thereunder of the individuals who were directors, officers and employees at the effective time of the merger, unless counsel advises that such modification is legally required.

        In the merger agreement, Armor Holdings and Acquisition Corp. have agreed to indemnify, defend and hold harmless our and our subsidiaries' current and former directors, officers and employees against all liability arising out of actions or omissions before or at the effective time of the merger to the fullest extent permitted by law and our restated articles of incorporation and amended and restated bylaws, as amended.

        Under the merger agreement, Armor Holdings has further agreed that, for a period of six years after the effective time of the merger, it will cause to be maintained in effect director's and officer's liability insurance to reimburse the current and former officers and directors with respect to claims against them arising from facts or events occurring before or at the effective time of the merger. Armor Holdings is obligated to ensure such insurance contains at least the same coverage and amounts of coverage and will contain terms and conditions no less advantageous to the indemnified individuals then those provided in the director's and officer's liability insurance currently provided by us; however, Armor Holdings is not obligated to pay a premium for such coverage in excess of 200% of the current premium, in which event the obligation shall be only to provide the maximum coverage available for a premium not in excess of such amount. The merger agreement further provides that the foregoing obligations shall be satisfied by our purchase on or before the effective time of the merger of a tail-coverage or run-off insurance policy providing the required coverage for the required term and with a premium that does not exceed 200% of the current premium.

        If Armor Holdings or any of its successors or assigns: (1) consolidates with or merges into any other entity and is not the continuing or surviving entity or (2) transfers all or substantially all of its assets to any entity, the surviving or transferee entity shall assume the indemnification and insurance obligations discussed above.

Employee Matters

        From and after the effective time of the merger until the date six month after the closing of the transactions contemplated by the merger agreement, Armor Holdings has agreed to provide our employees and former employees (including executive officers) taken as a whole with employee benefits and compensation plans, programs and arrangements (including base salary and annual bonus opportunities, but specifically excluding equity grants and any supplemental executive retirement plan benefits) no less favorable, in the aggregate, than those provided by us and our subsidiaries to such persons immediately prior to the effective time of the merger. After such six month period, Armor Holdings has agreed to provide our employees and former employees (including executive officers) taken as a whole with employee benefits and compensation plans, programs and arrangements and severance benefits that are no less favorable, in the aggregate, to those provided to similarly situated employees of Armor Holdings and its subsidiaries. In addition, during the 24 months after the effective time of the merger, any such person whose employment is terminated "without cause" (as defined in such policy) shall be entitled to receive severance payments and benefits under our severance policy disclosed to Armor Holdings.

        We and Armor Holdings have also agreed that, subject to Armor Holdings' right to propose modifications to conform to the terms and conditions of its bonus plans for similarly situated employees, each of our executive officers will be eligible to participate in a bonus plan for the fiscal year ending January 31, 2007 based upon targets and goals substantially similar to those established for our fiscal year ending January 31, 2006, as adjusted for the fiscal year ending January 31, 2007. The proposed terms of the bonus plan provide for a payment to the executive officers (other than Mr. Lukens) if their employment is terminated prior to October 31, 2006 and the year-to-date performance metric through the most recently completed month meets or exceeds the year-to-date forecasted results computed from the quarterly performance metric targets provided by us to Armor Holdings. Armor Holdings has agreed to pay any bonuses earned for the fiscal year ending January 31, 2006, to the extent they we have not paid them as of the effective time.

Financing

        We confirmed and agreed in the merger agreement that Wachovia Bank, National Association, and its representatives may provide the financing necessary for Armor Holdings and Acquisition Corp. to pay the merger consideration, although the receipt of such financing is not a condition to Armor Holdings' obligation to consummate the merger.

Conditions to the Merger

        The merger agreement contains important conditions to each party's obligation to consummate the merger, including the following:

  •
  the approval of the merger agreement and the merger by the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote;

  •
  the expiration or termination of any waiting period applicable to the merger under the HSR Act;

  •
  the absence of any effective law, rule, regulation, injunction, order, decree or ruling having been enacted, issued, promulgated, enforced or entered by a governmental authority which has the effect of making the merger illegal or otherwise restricting, preventing or prohibiting consummation of the merger;

  •
  the other party's representations and warranties in the merger agreement must be true and correct both as of the date of the merger agreement and at and as of the closing date of the merger, as if they were made at and as of the closing date of the merger (except to the extent expressly made as of an earlier date, in which case as of that date) without regard to the standard described in "—Representations and Warranties—Standard for Breach of Representations and Warranties," except where the aggregate effect of all such failures to be true and correct would not have a "material adverse effect" (as defined below) on the other party; and

  •
  the other party's performance in all material respects of all obligations required to be performed by the other party under the merger agreement at or before the effective time of the merger.

        In addition, the merger agreement contains important conditions to Armor Holdings' obligation to consummate the merger, including the following:

  •
  any approval or consent of any governmental authority necessary for the transactions contemplated by the merger agreement to be consummated, or any relevant governmental waiting periods has been obtained or be effective, except as would not be material to us and our subsidiaries taken as a whole;

  •
  no event, change, effect, condition, fact or circumstance has occurred after the date of the merger agreement that, individually or in the aggregate, constitutes or would constitute a "material adverse change" (as defined below); and

  •
  there has not been instituted or is not pending any action, proceeding, application, claim or counterclaim by any U.S. federal governmental authority seeking to restrain or prohibit the consummation of the merger.

Definition of "Material Adverse Change" and "Material Adverse Effect"

        As used in the merger agreement, a "material adverse effect" or "material adverse change" with respect to us means any effect, change or development that individually, or together with other effects, changes or developments, is (or would be) material and adverse to:

  •
  our and our subsidiaries' financial condition, results of operations, assets, liabilities or business, taken as a whole, or

  •
  our ability to consummate the transactions contemplated by the merger agreement, excluding in each case the impact of:

  •
  changes in laws of general applicability or changes in laws of specific applicability to businesses engaged in contracting with governmental authorities as to the supply of products and services for use in, or related to, military activities ("Defense Businesses") and not disproportionally and materially impacting us, or changes in the interpretation thereof by governmental authorities,

  •
  changes in general economic, financial market or political conditions or changes in economic conditions affecting Defense Businesses (including any outbreak or escalation of hostilities or war or any act of terrorism), or

  •
  changes resulting from the announcement or the existence of, or compliance with, the merger agreement and the transactions contemplated thereby.

        As used in the merger agreement, a "material adverse effect" or "material adverse change" with respect to Armor Holdings or Acquisition Corp. means any effect that would materially impair the ability of Armor Holdings or Acquisition Corp. to perform its obligations under the merger agreement or to consummate the transactions contemplated by the merger agreement by the close of business on November 27, 2006.

Termination

        The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger as follows:

  •
  by mutual written consent of us and Armor Holdings, even if our shareholders have approved and adopted the merger agreement;

  •
  by us or Armor Holdings if any governmental authority has enacted, issued, enforced or entered any final and nonappealable injunction, order, decree or ruling which has the effect of making the consummation of the merger illegal or otherwise prevents or prohibits the consummation of the merger; provided that the party seeking to terminate the merger agreement has used its reasonable best efforts to remove or lift such injunction, order, decree or ruling;

  •
  by us or Armor Holdings if the merger is not consummated by the close of business on November 27, 2006, provided that such termination right will not be available to any party whose failure to comply with any provision of the merger agreement has resulted in the failure of any conditions to consummating the merger set forth in the merger agreement;

  •
  by us if:

  •
  Armor Holdings breaches any covenant, agreement, representation or warranty in the merger agreement, if such breach:

  •
  would cause any of the conditions described in the fourth and fifth bullets under "—Conditions to the Merger" not to be satisfied; and

  •
  is incapable of being cured or has not been cured within the 20 days after Armor Holdings receives notice of such breach from us; or

  •
  our Board of Directors approves or recommends, or we enter into a definitive agreement, for an acquisition proposal, or our Board of Directors changes its recommendation with respect to the merger agreement, in each case to the extent we have complied with the no-solicitation terms of the merger agreement; and

  •
  by Armor Holdings if:

  •
  we breach any covenant, agreement, representation or warranty in the merger agreement, if such breach:

  •
  would cause any of the conditions described in the fourth and fifth bullets under "—Conditions to the Merger" not to be satisfied; and

  •
  is incapable of being cured or has not been cured within the 20 days after we receive notice of such breach from Armor Holdings;

  •
  we materially violate the no-solicitation terms of the merger agreement to the detriment of Armor Holdings;

  •
  our Board of Directors recommends to our shareholders an acquisition proposal or a superior proposal;

  •
  we enter into a definitive agreement providing for an acquisition proposal or a superior proposal; or

  •
  our Board of Directors:

  •
  withdraws the approval of the merger or the merger agreement,

  •
  withdraws or modifies its recommendation to the shareholders in a manner adverse to Armor Holdings, or

  •
  approves or recommends an acquisition proposal.

Termination Fee

        We have agreed to pay Armor Holdings a fee of $37.34 million in cash if the merger agreement is terminated:

  •
  by us if our Board of Directors approves or recommends, or we enter into a definitive agreement for, an acquisition proposal, or our Board of Directors withdraws or modifies its recommendation to our shareholders with respect to the merger agreement in a manner adverse to Armor Holdings; or

  •
  by Armor Holdings if:

  •
  we materially violate the no-solicitation terms of the merger agreement to the material detriment of Armor Holdings;

    •
    our Board of Directors recommends to our shareholders an acquisition proposal or a superior proposal;

    •
    we enter into a definitive agreement providing for an acquisition proposal or a superior proposal;

  •
  our Board of Directors:

  •
  withdraws the approval of the merger or the merger agreement,

  •
  withdraws or modifies its recommendation to our shareholders with respect to the merger agreement in a manner adverse to Armor Holdings, or

  •
  approves and/or recommends an acquisition proposal; or

  •
  we breach any covenant, agreement, representation or warranty in the merger agreement, if:

  •
  such breach would cause any of the conditions described in the fourth and fifth bullets under "—Conditions to the Merger" not to be satisfied;

  •
  such breach is incapable of being cured or has not been cured within the 20 days after we receive notice of such breach from Armor Holdings;

  •
  prior to the breach resulting in Armor Holdings' right to terminate the merger agreement, an acquisition proposal has been publicly communicated to our shareholders generally and has not been withdrawn; and

  •
  prior to the six month anniversary of the termination of the merger agreement:

  •
  we enter into a definitive agreement with respect to the acquisition proposal; or

  •
  the acquisition proposal is consummated.

        We have agreed to pay Armor Holdings the reasonable expenses actually incurred by it and Acquisition Corp. in connection with the negotiation, preparation, execution and performance of the merger agreement if the merger agreement is terminated by us or Armor Holdings if:

  •
  the merger has not been consummated by the close of business on November 27, 2006 because the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote have not approved the merger agreement (and the failure is not a result of the non-terminating party's failure to comply with the terms of the merger agreement);

  •
  prior to the applicable meeting of our shareholders, an acquisition proposal has been publicly communicated to our shareholders generally and has not been withdrawn; and

  •
  prior to the six month anniversary of the termination of the merger agreement:

  •
  we enter into a definitive agreement with respect to the acquisition proposal; or

  •
  the acquisition proposal is consummated.

Amendment

        At any time prior to the effective time of the merger, any provision of the merger agreement may be waived in writing by the party benefited by such provision or amended or modified by written agreement of the parties to the merger agreement, except to the extent such amendment would violate applicable law or require submission or resubmission of the merger agreement to our shareholders.

MARKET PRICE AND DIVIDEND INFORMATION

        Our common stock is traded on The New York Stock Exchange under the symbol "SVC." As of                        , 2006, the last trading day before the date of this proxy statement, we had                        shares of common stock outstanding, and we had approximately                        shareholders of record. The number of shareholders does not take into account those shareholders whose certificates are held by broker-dealers or other nominees. The following table sets forth the range of high and low sales prices of our common stock for each fiscal quarterly period as reported by The New York Stock Exchange and the dividends per share declared by us in each quarterly period within the last two fiscal years and our current fiscal quarter.

Fiscal Year Ended January 31, 2005	High	Low	Dividend
Fiscal Quarter Ended May 1, 2004	$17.20	$12.46	$0.085
Fiscal Quarter Ended July 31, 2004	$18.25	$14.02	$0.085
Fiscal Quarter Ended October 30, 2004	$18.14	$14.55	$0.085
Fiscal Quarter Ended January 31, 2005	$20.63	$16.57	$0.085
Fiscal Year Ended January 31, 2006	High	Low	Dividend
Fiscal Quarter Ended April 30, 2005	$25.00	$19.74	$0.085
Fiscal Quarter Ended July 30, 2005	$25.24	$20.86	$0.085
Fiscal Quarter Ended October 29, 2005	$26.00	$21.08	$0.085
Fiscal Quarter Ended January 31, 2006	$26.37	$20.00	$0.085
Fiscal Year Ending January 31, 2007	High	Low	Dividend
Fiscal Quarter Ending April 29, 2006 (through , 2006)(1)	$34.54	$24.40	$	N/A

(1)
The highest stock price during this quarter occurred after we announced the execution of the merger agreement. On February 24, 2006, the last trading day before the announcement of the execution of the merger agreement, the closing price of our common stock was $27.10 per share.

        On                        , 2006, the last trading day prior to the date of this proxy statement, the last reported sales price was $            . You should obtain current market price quotations for shares of our common stock in connection with voting your shares.

        Declaration and payment of dividends in the future is dependent upon our earnings and liquidity position and limitations under our revolving credit facility and other debt agreements, among other factors. Based on our financial condition at January 31, 2006, the restrictions imposed by our senior notes and revolving credit facility do not currently restrict our ability to declare and pay dividends at historical levels.

        Following the merger there will be no further market for our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        At the close of business on                        , 2006, the record date for the special meeting, we had outstanding            shares of common stock. The following table lists the beneficial ownership of shares of our common stock by:

  •
  all persons and groups known by us to own beneficially more than 5% of the outstanding shares of our common stock;

  •
  each director;

  •
  each person who held the office of Chief Executive Officer during the last fiscal year and the four additional highest compensated executive officers who were serving as executive officers on January 31, 2006;

  •
  two additional persons each of whom would have been one of such four highest compensated executive officers except that he was not serving as an executive officer on January 31, 2006; and

  •
  all current directors and executive officers as a group.

        None of our directors or officers owned any equity security issued by our subsidiaries other than director's qualifying shares. Information with respect to current and former officers, directors and their families is as of February 20, 2006 and is based on our books and records and information obtained from each individual. All shareholders set forth below have our principal business address (except as indicated). Additionally, unless otherwise indicated, the owner has sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner	Shares Owned	Shares Subject to Options(1)	Total Shares Beneficially Owned(2)	Percentage of Shares Outstanding as of [ ], 2006(2)
J. & W. Seligman & Co. Incorporated(3)	1,524,873	—	1,524,873	5.2%
Max L. Lukens	31,266	581,000	612,266	2.0%
Carl B. King	—	213,500	213,500	*
Dennis M. Dellinger	1,731	180,000	181,731	*
L. Scott Biar	—	27,500	27,500	*
Stephen A. Hines	2,618	64,300	66,918	*
Don K. Kyle(4)	—	100,000	100,000
Mark Whitman(4)	100	40,000	40,100
Howard Wolf	21,776	54,000	75,776	*
Monroe M. Luther	9,755	26,000	35,755	*
Charles R. Ofner	4,755	26,000	30,755	*
Charles S. Ream	1,285	10,000	11,285	*
Robert S. Sullivan	4,787	29,000	33,787	*
James M. Tidwell	2,565	10,000	12,565	*
All current executive officers and directors as a group (11 persons)	80,538	1,221,300	1,301,838	4.3%

*
Less than 1.0% of the outstanding shares.

(1)
Includes shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following                        , 2006.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC. Shares of our common stock issuable by us pursuant to options that may be exercised within 60 days after                        , 2006, are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by the applicable person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

(3)
A Schedule 13G/A filed with the SEC on February 13, 2006 shows J. & W. Seligman Co. Incorporated and William C. Morris, each with a principal business office at 100 Park Avenue, New York, NY 10017, as each having shared voting power over 1,147,505 shares, shared dispositive power over 1,524,873 shares and beneficial ownership of 1,524,873 shares of our common stock. The Schedule 13G/A states that William C. Morris is the owner of a majority of the outstanding voting securities of, and may be deemed to beneficially own the shares reported by, J. & W. Seligman & Co. Incorporated.

(4)
Messrs. Kyle and Whitman ceased to be executive officers of Stewart & Stevenson in January 2006.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement contains forward-looking statements, including statements that include the words "believes," "expects," "anticipates," "estimates," "intends," "plans," "projects" or similar expressions and statements regarding our prospects. All statements other than statements of historical fact include in this proxy statement are forward-looking statements. These statements are not guarantees of future performance and involve a number of risks, uncertainties, and assumptions and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Many factors, including those discussed more fully elsewhere herein, in our most recent annual report on Form 10-K, and in our quarterly reports on Form 10-Q, as well as others, could cause results to differ materially from those stated.

        Specific important factors that could cause actual results, performance, or achievements to differ materially from such forward-looking statements include risks of dependence on government and failure to obtain new government contracts, inherent risks of government contracts, risks of supply interruptions to Tactical Vehicle Systems segment, risks associated with Distributed Energy Solutions segment, risks of fixed-price contracts, risks as to rising steel prices, risks as to cost controls, risks of general economic conditions, risk of competition, risks relating to technology, risks as to terrorist attacks on the U.S. and their impact on the U.S. economy, risks relating to personnel, risks of claims and litigation, risks of product defects, risks as to foreign sales and global trade matters, risks as to acquisitions and restructuring activities, risks as to currency fluctuations, risks as to environmental and safety matters, and credit risks, all as more specifically outlined in our most recent annual report on Form 10-K. In addition, such forward-looking statements could be affected by general industry and market conditions and growth rates, general domestic and international conditions including interest rates, inflation and currency exchange rates and other future factors. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

FUTURE SHAREHOLDER PROPOSALS

        If the merger is consummated, we will not hold an annual meeting of shareholders in 2006 and there will be no public participation in any future meetings of our shareholders. However, if the merger is not consummated, we will hold a 2006 annual meeting of shareholders. In that event, we will inform our shareholders, by press release or other means we determine to be reasonable, of the date by which shareholder proposals must be received by us for inclusion in the proxy materials relating to the annual meeting, which proposals must comply with the rules and regulations of the SEC then in effect. If a shareholder wishes to present a proposal before the 2006 annual meeting, if held, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, that shareholder must also give written notice to our corporate secretary at 2707 N. Loop West, P.O. Box 1637, Houston, Texas 77251-1637. If our corporate secretary does not receive the notice within a reasonable time before we begin to print and mail our proxy materials for such meeting, the proxies designated by our Board of Directors will have discretionary authority to vote on any such proposal.

        In the event the merger is not consummated and we hold a 2006 annual meeting of shareholders, a shareholder's notice to our corporate secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting:

  •
  a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

  •
  the name and address, as they appear on our books, of the shareholder proposing such business,

  •
  the class and number of shares of our voting stock which are beneficially owned by the shareholder,

  •
  a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the proposed business before the annual meeting, and

  •
  a description of any material interest of the shareholder in such business.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. In addition, you may read and copy any reports, statements or other information that we file with the SEC at the SEC's public reference room at the following location:

Public Reference Room
100F Street, Room 2521
Washington, D.C. 20549

        Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference room.

        Statements contained in this proxy statement regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

        You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated                        , 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of the proxy statement to shareholders does not create any implication to the contrary.

ADDITIONAL INFORMATION

        To vote your shares, please complete, date, sign and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope. If you would like additional copies of this proxy statement, without charge, or if you have questions about the merger, including the procedures for voting your shares, you should contact:

  Morrow & Co., Inc.
  470 West Avenue—3rd Floor
  Stamford, CT 06902
  E-mail: ssss.info@morrowco.com
  (800) 607-0088 (Toll-free)
  Banks and brokerage firms
  please call (203) 658-9400

        You may also wish to consult your own legal, tax and/or financial advisors with respect to any aspect of the merger, the merger agreement or other matters discussed in this proxy statement.

        If you would like to request additional information from us, please do so by                        , 2006 in order to receive the information before the special meeting.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

DATED AS OF FEBRUARY 27, 2006

BY AND AMONG

ARMOR HOLDINGS, INC.,

SANTANA ACQUISITION CORP.

AND

STEWART & STEVENSON SERVICES, INC.

ARTICLE VII	CONDITIONS TO THE MERGER	A-37
7.01	Conditions to Each Party's Obligation to Effect the Merger	A-37
7.02	Conditions to the Company's Obligation	A-37
7.03	Conditions to Parent's Obligation	A-38
ARTICLE VIII	TERMINATION	A-39
8.01	Termination	A-39
8.02	Effect of Termination	A-40
8.03	Expenses	A-40
ARTICLE IX	MISCELLANEOUS	A-41
9.01	Survival	A-41
9.02	Waiver; Amendment	A-41
9.03	Counterparts	A-41
9.04	Governing Law; Jurisdiction; Venue	A-41
9.05	Notices	A-41
9.06	Entire Understanding; No Third Party Beneficiaries	A-42
9.07	Severability	A-42
9.08	Assignment; Successors	A-43
Schedules
Schedule 2.06	Officers of the Surviving Corporation
Schedule 6.01	Contract Consents
Company's Disclosure Schedule

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of February 27, 2006, is by and among Armor Holdings, Inc., a Delaware corporation ("Parent"), Santana Acquisition Corp., a Texas corporation ("Merger Sub`"), and Stewart & Stevenson Services, Inc., a Texas corporation (the "Company").

RECITALS

        A.    The Proposed Transaction.    The parties intend to effect a strategic business combination through the merger of Merger Sub with and into the Company (the "Merger"), with the Company being the surviving corporation (the "Surviving Corporation").

        B.    Board Determinations.    The respective boards of directors of Parent, Merger Sub and the Company have each determined that the Merger and the other transactions contemplated hereby are in the best interests of their respective stockholders or shareholders, as the case may be, and, therefore, have approved the Merger and this Agreement and the plan of merger contained in this Agreement (the "Plan of Merger"), and the respective boards of directors of Merger Sub and the Company have each recommended that this Agreement and the Merger be approved by the respective shareholders of Merger Sub and the Company.

        NOW, THEREFORE, in consideration of the premises, and of the mutual representations, warranties, covenants and agreements contained in this Agreement, Parent, Merger Sub and the Company agree as follows:

ARTICLE I
DEFINITIONS; INTERPRETATION

        1.01    Definitions.    This Agreement uses the following definitions:

        "Acquisition Proposal" means any proposal or offer (whether or not in writing) with respect to (a) any purchase of an equity interest (including by means of a tender or exchange offer) representing more than 15% of the voting power in the Company or any of its Subsidiaries, (b) a merger, consolidation, other business combination, reorganization, recapitalization, dissolution, liquidation or similar transaction involving the Company or any of its Subsidiaries or (c) any purchase of assets, businesses, securities or ownership interests (including the securities of any Subsidiary of the Company) representing more than 15% of the consolidated assets of the Company and its Subsidiaries, other than the Transactions.

        "Agreement" has the meaning assigned in the Preamble to this Agreement.

        "Articles of Merger" has the meaning assigned in Section 2.03.

        "Benefit Arrangement" means, with respect to the Company, each of the following (a) under which any Employee or any of its current or former directors has any present or future right to benefits, (b) that is sponsored or maintained by it or its Subsidiaries, or (c) under which it or its Subsidiaries has had or has any present or future liability: each "employee benefit plan"

(within the meaning of Section 3(3) of ERISA) and each stock purchase, stock option, equity-based grants, severance, employment, change-in-control, fringe benefit, bonus, incentive, deferred compensation, paid time off benefits and other employee benefit plan, agreement, program, policy or other arrangement (with respect to any of the preceding, whether or not subject to ERISA).

        "Benefits Transition Date" has the meaning assigned in Section 6.10(a).

        "Business Day" means any day other than a day on which banks in the State of Texas are required or authorized to be closed.

        "Certificate" has the meaning assigned in Section 3.01(a).

        "Certificate of Merger" has the meaning assigned in Section 2.03.

        "Closing" has the meaning assigned in Section 2.02.

        "Closing Date" has the meaning assigned in Section 2.02.

        "Code" has the meaning assigned in Section 5.03(m)(2).

        "Company" has the meaning assigned in the Preamble to this Agreement.

        "Company Board" means the Board of Directors of the Company.

        "Company Board Recommendation" has the meaning assigned in Section 5.03(e).

        "Company Board Change of Recommendation" has the meaning assigned in Section 6.06(b).

        "Company Common Stock" means the common stock, without par value, of the Company.

        "Company Representatives" has the meaning assigned in Section 6.06(a).

        "Company Shareholder Approval" has the meaning assigned in Section 5.03(e).

        "Company Stock Option" has the meaning assigned in Section 3.03.

        "Company Stock Plans" has the meaning assigned in Section 3.03.

        "Confidentiality Agreement" means that certain Confidentiality Agreement dated as of December 7, 2005 between Parent and the Company.

        "Constituent Documents" means the charter or articles or certificate of incorporation and by-laws of a corporation, the certificate of partnership and partnership agreement of a general or limited partnership, the certificate of formation and limited liability company agreement of a limited liability company, the trust agreement of a trust and the comparable documents of other entities.

        "Covered Employees" has the meaning assigned in Section 6.10(a).

        "Defense Businesses" has the meaning assigned in the definition of "Material Adverse Effect" in this Section 1.01.

        "Disbursing Agent" has the meaning assigned in Section 3.02(a).

        "Disclosure Schedule" has the meaning assigned in Section 5.01.

        "Dissenting Shareholder" has the meaning assigned in Section 3.04(a).

        "Dissenting Shares" means shares of Company Common Stock the holders of which have perfected and not withdrawn or lost their right to dissent with respect to such shares under Articles 5.11, 5.12, and 5.13 and of the TBCA, as applicable.

        "Effective Time" has the meaning assigned in Section 2.03.

        "Eligible Option" has the meaning assigned in Section 3.03.

        "Employees" means current and former employees of the Company and its Subsidiaries.

        "Environmental Laws" means the statutes, rules, regulations, ordinances, codes, orders, decrees, and any other laws (including common law) of any foreign, federal, state, local and any other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning pollution or protection of human health and safety or of the environment, in every case as in effect on or prior to the date of this Agreement.

        "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" has the meaning assigned in Section 5.03(m)(3).

        "Exception Shares" means, collectively, shares of Company Common Stock owned or held by the Company, Parent or Merger Sub and/or any of their respective Subsidiaries.

        "Exchange Act" means the U.S. Securities Exchange Act of 1934 and the rules and regulations thereunder.

        "Existing Confidentiality Agreements" has the meaning assigned in Section 5.03(w).

        "Financing" has the meaning assigned in Section 6.12.

        "GAAP" means generally accepted accounting principles in the United States.

        "Governmental Authority" means any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

        "HSR Act" means the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder.

        "Indemnified Party" has the meaning assigned in Section 6.09(b).

        "Information Memorandum" has the meaning assigned in Section 5.03(s)(3).

        "Knowledge" and "knowingly" means or has reference to, respectively, the actual knowledge of the executive officers of the Company or Parent, as the case may be, after due inquiry consistent with their respective responsibilities as an executive officer.

        "Lien" means any charge, mortgage, pledge, security interest, restriction, claim, lien, or encumbrance other than, with respect to the Company or its Subsidiaries, (a) any such charge, mortgage, pledge, security interest, restriction, claim, lien or encumbrance disclosed in the consolidated financial statements of the Company and its Subsidiaries or the notes thereto or securing liabilities reflected on such financial statements or incurred in the ordinary course of business since the date of the most recent consolidated financial statements, (b) any such charge, mortgage, pledge, security interest, restriction, claim, lien or encumbrance for Taxes not yet delinquent or that are being contested in good faith and reserved for in accordance with GAAP, or (c) any such charge, mortgage, pledge, security interest, restriction, claim, lien or encumbrance which is a carrier's, warehousemen's, mechanic's, materialmen's, repairmen's or other similar lien arising in the ordinary course of business.

        "Management Presentation" has the meaning assigned in Section 5.03(s)(3).

        "Material Adverse Effect" or "Material Adverse Change" means

        (a)   with respect to the Company, any effect, change or development that individually, or together with other effects, changes or developments, is (or would be) material and adverse to (i) the financial condition, results of operations, assets, liabilities or business of the Company and its Subsidiaries, taken as a whole or (ii) the ability of the Company to consummate the Transactions, excluding in each case the impact of (1) changes in laws of general applicability or changes in laws of specific applicability to businesses engaged in contracting with Governmental Authorities as to the supply of products and services for use in, or related to, military activities ("Defense Businesses") and not disproportionally and materially impacting the Company, or changes in the interpretation thereof by Governmental Authorities, (2) changes in general economic, financial market or political conditions or changes in economic conditions affecting Defense Businesses (including any outbreak or escalation of hostilities or war or any act of terrorism), or (3) changes resulting from the announcement or the existence of, or compliance with, this Agreement and the Transactions; and

        (b)   with respect to Parent or Merger Sub, any effect that would materially impair the ability of Parent or Merger Sub to perform its obligations under this Agreement or to consummate the Transactions by the Termination Date.

        "Material Contract" has the meaning assigned in Section 5.03(k)(1).

        "Materials of Environmental Concern" means any hazardous or toxic substances, materials, wastes, pollutants, or contaminants, including without limitation those defined or regulated as such under any Environmental Law, and any other substance the presence of which may give rise to liability under any Environmental Law.

        "Merger" has the meaning assigned in the Recitals.

        "Merger Sub" has the meaning assigned in the Preamble to this Agreement.

        "Merger Sub By-laws" means the by-laws of Merger Sub.

        "Merger Sub Common Stock" means the common stock, $0.001 par value per share, of Merger Sub.

        "Parent" has the meaning assigned in the Preamble to this Agreement.

        "Parent Board" means the Board of Directors of Parent.

        "party" means Parent, Merger Sub or the Company.

        "Pension Plan" has the meaning assigned in Section 5.03(m)(2).

        "Per Share Consideration" has the meaning assigned in Section 3.01(a).

        "person" is to be interpreted broadly to include any individual, corporation, limited liability company, partnership, association, joint-stock company, business trust or unincorporated organization.

        "Plan of Merger" has the meaning assigned in the Recitals.

        "Previously Disclosed" means information set forth by the Company in the applicable paragraph of the Disclosure Schedule, or any other paragraph of the Disclosure Schedule (so long as it is reasonably clear from the context that the disclosure in such other paragraph of the Disclosure Schedule is also applicable to the Section or subsection of this Agreement in question) or in the Company's Regulatory Filings (including any schedules and exhibits thereto).

        "Proxy Statement" has the meaning assigned in Section 5.03(t).

        "Regulatory Filings" has the meaning assigned in Section 5.03(g)(1).

        "Representatives" means, with respect to any person, such person's directors, officers, employees, legal or financial advisors or any representatives of such legal or financial advisors.

        "Requisite Approvals" has the meaning assigned in Section 6.08(a).

        "Rights" means, with respect to any person, securities or obligations convertible into or exercisable or exchangeable for, or giving any other person any right to subscribe for or acquire, or any options, calls or commitments relating to, or any stock appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price or value of, shares of capital stock of such first person.

        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder.

        "SEC" means the U.S. Securities and Exchange Commission.

        "Securities Act" means the U.S. Securities Act of 1933 and the rules and regulations promulgated thereunder.

        "Shareholders' Meeting" has the meaning assigned in Section 6.02.

        "Subsidiary" has the meaning ascribed to such term in Rule 1-02 of Regulation S-X promulgated by the SEC.

        "Superior Proposal" means an Acquisition Proposal made by any person on terms that the Company Board determines in good faith, after the receipt of advice from the Company's financial and legal advisors, and considering such factors as the Company Board considers to be appropriate (including the conditionality and the timing and likelihood of success of such proposal), are more favorable to the Company and its shareholders than the Transactions (including any changes to the terms of this Agreement proposed by Parent in response to such offer or otherwise pursuant to Section 6.06(b)).

        "Surviving Corporation" has the meaning assigned in the Recitals.

        "Takeover Laws" has the meaning assigned in Section 5.03(n).

        "Takeover Provisions" has the meaning assigned in Section 5.03(n).

        "Tax" and "Taxes" means all federal, state, local or foreign taxes, charges, fees, levies or other assessments, however denominated, including, without limitation, all net income, gross income, gains, gross receipts, sales, use, ad valorem, goods and services, capital, production, transfer, franchise, windfall profits, license, withholding, payroll, employment, disability, employer health, excise, estimated, severance, stamp, occupation, property, environmental, unemployment or other taxes, custom duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

        "Tax Returns" means any return, amended return or other report (including elections, declarations, disclosures, schedules, estimates and information returns) required to be filed with respect to any Tax.

        "TBCA" means the Texas Business Corporation Act.

        "TBOC" means the Texas Business Organizations Code.

        "Termination Date" has the meaning assigned in Section 8.01(d).

        "Texas Courts" has the meaning assigned in Section 9.04.

        "Transactions" has the meaning assigned in Section 5.03(e).

        1.02    Interpretation.

          (a)   In this Agreement, except as the context may otherwise require, references:

            (1)   to the Preamble, Recitals, Sections, Annexes or Schedules are to the Preamble to, a Recital or Section of, or Annex or Schedule to, this Agreement;

            (2)   to this Agreement are to this Agreement and the Annexes and Schedules to it taken as a whole;

            (3)   to any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof);

            (4)   to any section of any statute or regulation include any successor to the section;

            (5)   to any Governmental Authority include any successor to that Governmental Authority; and

            (6)   to the date of this Agreement are to February 27, 2006.

          (b)   The table of contents and Article and Section headings are for reference purposes only and do not limit or otherwise affect any of the substance of this Agreement.

          (c)   The words "include," "includes" or "including" are to be deemed followed by the words "without limitation".

          (d)   The words "herein", "hereof" or "hereunder", and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific Section.

          (e)   This Agreement is the product of negotiation by the parties, which have had the assistance of counsel and other advisers. The parties intend that this Agreement not be construed more strictly with regard to one party than with regard to another.

          (f)    No provision of this Agreement is to be construed to require, directly or indirectly, any person to take any action, or omit to take any action, to the extent such action or omission would violate applicable law (including statutory and common law), rule or regulation.

ARTICLE II
THE MERGER

        2.01    The Merger.    Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the provisions of the TBCA and the TBOC, Merger Sub will merge with and into the Company at the Effective Time. At the Effective Time the separate corporate existence of Merger Sub will terminate. The Company will be the Surviving Corporation and will continue its corporate existence under the laws of the State of Texas.

        2.02    Closing.    The closing of the Merger (the "Closing") will take place in the offices of Fulbright & Jaworski L.L.P., 1301 McKinney St., Suite 5100, Houston, Texas, at 10:00 a.m. as promptly as practicable (but in any event within two Business Days) after satisfaction or waiver of the conditions set forth in Article VII, other than those conditions that by their nature are to be satisfied at the Closing but subject to the fulfillment or waiver of those conditions (the "Closing Date").

        2.03    Effective Time.    Subject to the provisions of this Agreement, at the Closing the Company and Merger Sub will duly execute and file articles of merger or a certificate of merger, as applicable (collectively, the "Articles of Merger") with the Secretary of State of the State of Texas for filing under Article 5.04 of the TBCA or Section 10.153 of the TBOC as required. The parties will make all other filings or recordings required under the TBCA or the TBOC, and the Merger will become effective when the Articles of Merger are filed in the office of the Secretary of State of the State of Texas and a certificate of merger (the "Certificate of Merger") is issued by the office of the Secretary of State of the State of Texas pursuant to Article 5.05 of the TBCA, or at such later date or time as Parent and the Company shall agree and specify in the Articles of Merger in accordance with Article 10.03 of the TBCA (the time the Merger becomes effective being the "Effective Time").

        2.04    Effects of the Merger.    The Merger will have the effects prescribed by the TBCA, the TBOC and other applicable law.

        2.05    Articles of Incorporation and By-laws.

          (a)   The amended and restated articles of incorporation of the Company, as in effect immediately before the Effective Time, will be the articles of incorporation of the Surviving Corporation as of the Effective Time, except that the name of the Surviving Corporation shall be changed therein to be the name of the Company immediately prior to the Effective Time.

          (b)   The Merger Sub By-laws, as in effect immediately before the Effective Time, will be the by-laws of the Surviving Corporation as of the Effective Time except that the Merger Sub By-laws shall, to the extent that they do not do so, be amended (and be deemed to be so amended) as of the Effective Time to effectuate the obligations of Parent and the Surviving Corporation provided in Sections 6.09(a) and 6.09(b).

        2.06    Directors and Officers.    The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time. The

officers of the Surviving Corporation as of the Effective Time and their titles, subject to the right of the board of directors of the Surviving Corporation to appoint or replace officers, shall be as set forth in Section 2.06 of the Disclosure Schedule.

ARTICLE III
CONSIDERATION; EXCHANGE PROCEDURES

        3.01    Conversion or Cancellation of Shares.    At the Effective Time, by virtue of the Merger and without any action on the part of any shareholder:

          (a)   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than Exception Shares (which shares shall be cancelled and shall cease to exist with no payment being made with respect thereto) and Dissenting Shares (which shares shall be treated in accordance with Section 3.04) shall be converted into and constitute the right to receive cash in an amount equal to $35.00, without interest (the "Per Share Consideration"). At the Effective Time, all shares of Company Common Stock that have been converted into the right to receive the Per Share Consideration as provided in this Section 3.01(a) shall no longer be outstanding and shall be cancelled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented such shares of Company Common Stock (a "Certificate") shall cease to have any rights with respect thereto, except the right to receive (i) the Per Share Consideration and (ii) any dividends with respect to Company Common Stock with a record date prior to the Effective Time but unpaid as of the Effective Time.

          (b)   Each issued and outstanding share of Merger Sub Common Stock shall be converted into one fully paid and nonassessable share of common stock, without par value, of the Surviving Corporation.

        3.02    Exchange of Certificates; Payment of the Merger Consideration.

          (a)   Appointment of Disbursing Agent. At or prior to the Effective Time, Parent shall deposit with a disbursing agent agreed upon by Parent and the Company (the "Disbursing Agent") cash in an amount sufficient to allow the Disbursing Agent to make all payments that may be required pursuant to this Article III. Parent shall be obligated to, from time to time, deposit any additional funds necessary to make all payments that may be required by this Article III. Such funds shall be invested by the Disbursing Agent in short term investments in direct obligations of the United States of America, obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of all principal and interest or commercial paper obligations receiving the highest rating from either Moody's Investors Service, Inc. or Standard & Poor's or a combination thereof as directed by Parent; provided that no such investment or loss thereon shall affect the amounts payable or the timing of the amounts payable pursuant to this Article III. Any net profits resulting from, or interest or income produced by, such investments shall be payable as directed by the Parent. Upon the first anniversary of the Effective Time, any such cash remaining in the possession of the

Disbursing Agent (together with any earnings in respect thereof) shall be delivered to Parent and any holder of Certificates who has not theretofore exchanged such Certificates pursuant to this Article III shall thereafter be entitled to look exclusively to Parent and/or the Surviving Corporation, and only as a general creditor thereof, for the consideration to which such holder may be entitled upon exchange of such Certificates pursuant to this Article III. Notwithstanding the foregoing, neither the Disbursing Agent nor any party hereto shall be liable to any holder of Certificates for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (b)   Exchange Procedures. Promptly after the Effective Time, but in no event later than two Business Days thereafter, Parent shall cause the Disbursing Agent to mail or deliver to each person who was, immediately prior to the Effective Time, a holder of record of Company Common Stock, a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to Certificates shall pass, only upon proper delivery of such certificates to the Disbursing Agent) containing instructions for use in effecting the surrender of Certificates in exchange for the consideration to which such person is entitled pursuant to this Article III. Upon surrender to the Disbursing Agent of a Certificate for cancellation together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall promptly be provided in exchange therefor cash in the amount to which such holder is entitled pursuant to this Article III, and the Certificate so surrendered shall forthwith be canceled. No interest will accrue or be paid with respect to any consideration to be delivered upon surrender of Certificates.

          (c)   Transfer to Holder other than Existing Holder. If any cash payment is to be made in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such payment that the person requesting such payment shall pay any transfer or other similar Taxes required by reason of the making of such payment in a name other than that of the registered holder of the Certificate surrendered, or required for any other reason relating to such holder or requesting person, or shall establish to the reasonable satisfaction of the Disbursing Agent that such Tax has been paid or is not payable.

          (d)   Transfers. At or after the Effective Time, there shall be no transfers registered on the stock transfer books of the Surviving Corporation of Company Common Stock or Certificates that were outstanding immediately prior to the Effective Time.

          (e)   Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or the Disbursing Agent, the posting by such person of a bond in such reasonable amount as the Surviving Corporation or the Disbursing Agent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Surviving Corporation or the Disbursing Agent shall, in exchange for such lost, stolen or destroyed Certificate, pay or cause to be paid the consideration deliverable in respect of Company Common Stock formerly represented by such Certificate pursuant to this Article III.

        3.03    Stock Options.    The Company shall (a) terminate the Company's Non-statutory Stock Option Plan (as amended and restated effective as of June 10, 1997, and as subsequently amended), Amended and Restated 1993 Non-officer Employee Stock Option Plan, 1994 Director Stock Option Plan, and Amended and Restated 1996 Director Stock Plan (as amended by Amendment No. 1 effective as of July 9, 2004) (collectively, the "Company Stock Plans"), immediately prior to the Effective Time without prejudice to the rights of the holders of options (each, a "Company Stock Option") awarded pursuant thereto, (b) following such termination grant no additional options under the Company Stock Plans or permit the receipt of shares of Company Common Stock, and (c) cause each Company Stock Option that is outstanding immediately prior to the consummation of the Merger to become fully vested and exercisable. Prior to the Effective Time, the Company and Parent will take all actions reasonably necessary to provide that, upon the Effective Time, each outstanding Company Stock Option shall be cancelled automatically and at the Effective Time shall be converted into and constitute the right to receive cash in an amount equal (less any applicable withholding and without interest) to the product of (1) the total number of shares of Company Common Stock subject to such holder's Company Stock Option or Options immediately prior to the Effective Time and (2) the excess, if any, of the Per Share Consideration over the exercise price per share of Company Common Stock subject to such Company Stock Option or Options (each, an "Eligible Option"). No payment of the Per Share Consideration with respect to an Eligible Option shall be made by the Disbursing Agent to the holder of such Eligible Option until receipt by the Disbursing Agent of an option cancellation agreement, in a form mutually and reasonably acceptable to the Company and Parent, with respect to all Eligible Options owned by the holder of such Eligible Option.

        3.04    Dissenting Shareholders.

          (a)   Each Dissenting Share shall not be converted into or represent a right to receive the Per Share Consideration hereunder, and the holder thereof shall be entitled only to such rights as are granted by Articles 5.11, 5.12, and 5.13 of the TBCA, as applicable. The Company shall give Parent notice as promptly as reasonably practicable upon receipt by the Company of any demand for payment pursuant to Article 5.12 of the TBCA, as applicable, and of withdrawals of such notice (any shareholder duly making such demand being hereinafter called a "Dissenting Shareholder"), and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to any such demands. The Company shall not, without the prior written consent (which consent may not be unreasonably withheld or delayed) of Parent, make any payment with respect to, settle, offer to settle or otherwise negotiate, any such demands. Any payments made in respect of Dissenting Shares shall be made by Parent and/or the Surviving Corporation.

          (b)   If any Dissenting Shareholder shall have withdrawn or lost (through failure to perfect or otherwise) his or her right to dissent under Articles 5.11, 5.12, and 5.13 of the TBCA, as applicable, each of such holder's shares of Company Common Stock shall be converted solely into a right to receive the Per Share Consideration, without interest, in accordance with the applicable provisions of this Agreement.

ARTICLE IV
CONDUCT OF BUSINESS PENDING THE MERGER

        4.01    Agreements of the Company.    The Company agrees that from the date of this Agreement until the Effective Time, except as expressly contemplated by this Agreement or as Previously Disclosed, without the prior written consent of Parent (which consent will not be unreasonably withheld or delayed), it will not, and will cause each of its Subsidiaries not to:

          (a)   Ordinary Course. Conduct its business and the business of its Subsidiaries other than in the ordinary and usual course consistent with past practices in all material respects and in compliance in all material respects with applicable laws, or fail to use commercially reasonable efforts to (i) preserve intact, in all material respects, their business organizations and goodwill, (ii) keep available the services of its officers and employees, and (iii) maintain satisfactory relationships with those persons having material and advantageous business relationships with the Company or its Subsidiaries.

          (b)   Operations. Enter into any new line of business or change its operating policies in any material respect except as required by applicable law, regulation or policies imposed by any Governmental Authority; provided, however, that the Company will not be deemed to be engaged in a new line of business to the extent it prosecutes its efforts to sell trucks, trailers and related kinds of products and services reasonably related to its current line of business. The Company will not pursue or take any new business related to its Distributed Energy Solutions operations, except to the extent reasonably necessary to fulfill its existing contractual obligations.

          (c)   Capital Stock and Other Securities. Other than pursuant to Rights Previously Disclosed and outstanding on the date of this Agreement, (1) issue, sell or otherwise permit to become outstanding or dispose of or encumber or pledge, or authorize or propose the creation of, any additional shares of its stock or any other securities (including long-term debt) or any Rights with respect to its stock or any other securities, or (2) permit any additional shares of its stock to become subject to new grants under Company Stock Plans or otherwise.

          (d)   Dividends, Distributions, Repurchases. (1) Make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of its stock, other than (A) dividends from its wholly owned Subsidiaries to it or another of its wholly owned Subsidiaries consistent with past practice or (B) regular quarterly dividends on Company Common Stock in an amount not exceeding $.085 per share and consistent with past practices with respect to the timing of the payment of such dividends, or (2) directly or indirectly adjust, split, combine, redeem or reclassify, or purchase or otherwise acquire any shares of its stock.

          (e)   Dispositions. Sell, transfer, mortgage, encumber or otherwise dispose of any of its assets, business or properties, except for sales, transfers, mortgages, encumbrances or other dispositions of inventories or de minimis obsolete assets or properties in the ordinary course of business.

          (f)    Acquisitions. Acquire all or any portion of the assets, business, properties or shares of stock or other securities of any other person other than the purchase of assets and properties in the ordinary course of business.

          (g)   Constituent Documents. Amend its Constituent Documents.

          (h)   Accounting Methods. Implement or adopt any change in its financial accounting principles, practices or methods, other than as may be required by GAAP or regulatory accounting requirements applicable to U.S.-publicly owned business organizations generally.

          (i)    Compensation; Employment Agreements; Etc. Enter into, amend, modify or renew any employment, consulting, change in control or similar contract, agreement or arrangement with any director or employee, or grant any salary or wage increase, equity awards or incentive or bonus payments, except (1) to make changes that are required by applicable law or the terms of a Benefit Arrangement, (2) to grant merit-based or annual salary increases in the ordinary and usual course of business and in accordance with past practice or (3) for employment arrangements for, or grants of awards to, newly hired employees or promoted employees in the ordinary and usual course of business consistent with past practice.

          (j)    Benefit Plans. Enter into, establish, adopt, amend, modify or renew any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement or any trust agreement in respect of any director, officer or employee or take any action to accelerate the vesting or exercisability of stock options, restricted stock or other compensation or benefits payable thereunder, except (1) as may be required by applicable law or the terms of a Benefit Arrangement, (2) amendments that do not increase benefits or result in increased administrative costs or (3) for employment arrangements for, or grants of awards to, newly hired employees or promoted employees in the ordinary and usual course of business consistent with past practice.

          (k)   Litigation. Settle or compromise any litigation, or other pending or threatened suit, action, or claim which would require the payment by the Company or a Subsidiary of more than $100,000 or would impose a restriction on the business, assets or operations of the Company following the Effective Time, except that the Company may make any such payment in respect of matters Previously Disclosed in an amount in each such case to the extent specifically reserved or accrued therefor in the Company's consolidated balance sheet dated as of January 31, 2006 and if the Company obtains a general release in connection therewith.

          (l)    Indebtedness, Investments. Incur, assume, guarantee or otherwise become liable for any indebtedness for borrowed money, including, without limitation, capital leases, or make any loans or advances or make any capital contributions to, or investments in, any other Person in excess of $250,000 individually, or $500,000 in the aggregate, except indebtedness to trade creditors of the Company or its Subsidiaries in the ordinary and usual course consistent with past practices. This Section 4.01(l) shall not apply to performance bonds, letters of credit and similar instruments in the conduct of its business in the ordinary course.

          (m)  Material Contract. Enter into, modify, amend, terminate (other than at the end of the term thereof) or waive any material rights under any Company Material Contract, other than in the ordinary and usual course of business consistent with past practice.

          (n)   Reorganization. Adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any Subsidiary (other than the Merger).

          (o)   Adverse Actions. Take, or omit to take, any action which would reasonably be expected to have the legal or practical effect of materially delaying or preventing the expiration or termination of any applicable waiting period under the HSR Act prior to the Effective Time.

          (p)   Confidentiality Agreements. The Company will not waive any of its rights in any material respect under any Existing Confidentiality Agreement.

          (q)   Commitments. Enter into any contract with respect to, or otherwise agree or commit to do, directly or indirectly, any of the foregoing.

        4.02    Agreements of Parent.    Parent agrees that, from the date hereof until the Effective Time, without the prior written consent of the Company, it will not, and will cause each of its Subsidiaries not to:

          (a)   Adverse Actions. Take, or omit to take, any action that would reasonably be expected to result in any of the conditions to the Merger set forth in Article VII not being satisfied in a timely manner, including enter into agreements with respect to any acquisitions, mergers, consolidations or business combinations which has the effect of materially delaying or preventing the consummation of the Merger or the other Transactions or the obtaining of any regulatory or other consent or approval contemplated hereby.

          (b)   Commitments. Enter into any contract with respect to, or otherwise agree or commit to do, directly or indirectly, any of the foregoing.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

        5.01    Disclosure Schedules.    Before entry into this Agreement, the Company delivered to Parent a schedule (the "Disclosure Schedule") which is divided into sections and subsections corresponding to the sections and subsections of this Agreement setting forth, among other things, items the disclosure of which is necessary or appropriate either (a) in response to an express disclosure requirement contained in a provision hereof or (b) as an exception to one or more representations or warranties contained in Section 5.03 or to one or more of its covenants contained in Article IV; provided that the inclusion of an item in the Disclosure Schedule as an exception to a representation or warranty will not by itself be deemed an admission by the Company that such item is material or was required to be disclosed therein. Unless otherwise specifically defined therein or the context otherwise requires, capitalized terms set forth in the Disclosure Schedule shall have the meanings ascribed to such terms in this Agreement.

        5.02    Standard for Breach of Representations and Warranties.    For all purposes of this Agreement, no representation or warranty of the Company or Parent contained in Section 5.03 (other than the representations and warranties contained in Section 5.03(b), which shall be true in all respects except for de minimus variations, and in 5.03(g)(2)(B), which shall be true in all respects) will be deemed untrue, and no party will be deemed to have breached a representation or warranty, where such failure to be true or breach of such representation or warranty would not be material and adverse to the Company and its Subsidiaries taken as a whole, or Parent and its Subsidiaries taken as a whole, as the case may be.

        5.03    Representations and Warranties.    Except as Previously Disclosed, the Company hereby represents and warrants to Parent, and Parent hereby represents and warrants to the Company, except where specifically indicated as applicable only to the Company or Parent, as the case may be, as follows:

          (a)   Organization and Standing. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. It is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or assets or its conduct of business requires it to be so qualified.

          (b)   Company Stock. In the case of the Company only:

          The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock. As of February 24, 2006, no more than 29,367,498 shares of Company Common Stock were issued and outstanding. As of February 24, 2006, no more than 2,106,550 shares of Company Common Stock were issuable upon exercise of Company Stock Options under Company Stock Plans. As of February 24, 2006, no shares of Company Common Stock were issuable upon exercise of any other Rights under Company Stock Plans. As of the date of this Agreement, (1) no shares of Company Common Stock have been issued since February 24, 2006, other than shares of Company Common Stock issued pursuant to the exercise of Company Stock Options issued and outstanding as of February 24, 2006 and (2) no Company Stock Options have been issued since February 24, 2006. The outstanding shares of Company Common Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights (and were not issued in violation of any preemptive rights). Except as set forth above and except for shares issuable pursuant to Company Stock Plans, there are no shares of Company Stock reserved for issuance, the Company does not have any Rights outstanding with respect to Company Stock and the Company does not have any commitment to authorize, issue or sell any Company

  Common Stock, preferred stock or Rights, except pursuant to this Agreement, outstanding Company Stock Options and Company Stock Plans. The Company has no commitment to redeem, repurchase or otherwise acquire any shares of Company Common Stock. The Company does not have a poison pill, shareholder rights plan or agreement or any similar plans or agreements having similar consequences that will be triggered as a result of the Transactions.

          (c)   Company Subsidiaries. In the case of the Company only:

            (1)   (A) It owns, directly or indirectly, all the outstanding equity securities of each of its Subsidiaries free and clear of any Liens, (B) no equity securities of any of its Subsidiaries are or may become required to be issued (other than to it or its wholly owned Subsidiaries) by reason of any Right or otherwise, (C) there are no contracts, commitments, understandings or arrangements by which any of such Subsidiaries is, or may be, bound to sell or otherwise transfer any equity securities of any such Subsidiaries (other than to it or its wholly-owned Subsidiaries), (D) there are no contracts, commitments, understandings or arrangements relating to its rights to vote or to dispose of such securities and (E) all the equity securities of each Subsidiary held by it or its Subsidiaries have been duly authorized and are validly issued and outstanding, fully paid and nonassessable.

            (2)   Each of its Subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, and is duly qualified to do business and in good standing in all jurisdictions where its ownership or leasing of property or its conduct of business requires it to be so qualified.

          (d)   Power. It and, in the case of the Company only, each of its Subsidiaries, has the corporate (or comparable) power and authority to carry on its business as it is now being conducted and to own all its properties and assets; and it has the corporate (or comparable) power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions.

          (e)   Authority. It has duly authorized, executed and delivered this Agreement. Subject only in the case of the Company to receipt of the affirmative vote of the holders of at least two-thirds of the outstanding shares of Company Common Stock to approve the Plan of Merger (the "Company Shareholder Approval"), this Agreement and the Transactions have been authorized by all necessary respective corporate action. In the case of the Company only, at a meeting duly called and held, the Company Board has (1) determined that this Agreement and the transactions contemplated hereby, including the Merger (collectively, the "Transactions"), are fair to, and in the best interests of, the holders of Shares, (2) approved, adopted and declared advisable this Agreement and the Transactions (such approval and adoption having been made in accordance with the TBCA, including, without limitation, Part 13 thereof), and (3) recommended that the Merger and this Agreement be approved by the shareholders of the Company (the "Company Board Recommendation"); provided, however, that any withdrawal, modification or qualification of such recommendation in accordance with Section 6.06 shall not be deemed a breach of this Section 5.03(e). This Agreement is its valid and legally binding obligation, enforceable in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

          (f)    Regulatory Approvals; No Defaults.

            (1)   No consents or approvals of, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by it or, in the case of the Company only, any of its Subsidiaries in connection with the execution, delivery or performance by it of this Agreement or to consummate the Merger, except for (A) filings of applications and notices with, receipt of approvals or non-objections from, and expiration of related waiting periods, required by U.S. federal or foreign Governmental Authorities, (B) filing of notices, and expiration of the related waiting period, under the HSR Act, (C) filings as may be required by the Securities Act or the Exchange Act including, in the case of the Company only, filing of the Proxy Statement with the SEC, (D) receipt of the Company Shareholder Approval, and (E) the filing of the Articles of Merger and the issuance of the Certificate of Merger.

            (2)   Subject to receipt of the consents and approvals referred to in the preceding paragraph, and the expiration of related waiting periods, and required filings with U.S. federal or foreign Governmental Authorities, the execution, delivery and performance of this Agreement and the consummation of the Transactions do not and will not (A) constitute a breach or violation of, or a default under, or give rise, in the case of the Company only, to any Lien or any acceleration of remedies, penalty, increase in material benefit payable or right of termination under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of it or, in the case of the Company only, of any of its Subsidiaries or to which it or, in the case of the Company only, any of its Subsidiaries or properties is subject or bound, (B) constitute a breach or violation of, or a default under, its Constituent Documents or (C) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument.

          (g)   Company Financial Reports and Regulatory Filings; Material Adverse Effect. In the case of the Company only:

            (1)   Since January 31, 2001, the Company has filed with the SEC all material forms, statements, reports and documents required to be filed by it under the Exchange Act and the Securities Act. Its Annual Reports on Form 10-K for the fiscal years ended January 31, 2003, 2004, and 2005 and all other reports, registration statements, definitive proxy statements or information statements filed by it or any of its Subsidiaries subsequent to January 31, 2002 under the

    Securities Act, or under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the form filed (collectively, its "Regulatory Filings") with the SEC as of the date filed, (A) complied in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be, and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the consolidated statements of financial position contained in or incorporated by reference into any such Regulatory Filing (including the related notes and schedules) fairly presented in all material respects the financial position of it and its Subsidiaries on a consolidated basis as of the date of such statement in accordance with GAAP consistently applied during the periods involved, except in each case as may be noted therein, and, in the case of quarterly reports filed on Form 10-Q, subject to normal year-end audit adjustments as permitted by SEC Form 10-Q promulgated under the Exchange Act in the case of unaudited statements.

            (2)   Since January 31, 2005, except for liabilities (A) permitted or contemplated by this Agreement, (B) incurred in the ordinary course of business, or (C) that would not reasonably be expected to be material and adverse to the Company and its Subsidiaries taken as a whole, the Company has not incurred any liabilities of a nature required to be set forth or reflected in a balance sheet prepared in accordance with GAAP.

            (3)   Since January 31, 2005, (A) it and its Subsidiaries have conducted their respective businesses in the ordinary and usual course consistent with past practice (excluding the incurrence of expenses related to this Agreement and the Transactions) and (B) no event has occurred or circumstance has arisen that has had or is reasonably likely to have a Material Adverse Effect with respect to it.

          (h)   Company Litigation. In the case of the Company only, as of the date hereof, there is no suit, action, investigation or proceeding pending or, to its Knowledge, threatened against or affecting it or any of its Subsidiaries, nor is there any judgment, decree, injunction, rule or order of any Governmental Authority or arbitration outstanding against it or any of its Subsidiaries.

          (i)    Company Regulatory Matters. In the case of the Company only, neither it nor any of its Subsidiaries is subject to or has been advised by any Governmental Authority that it is likely to become subject to, any written order, decree or similar agreement from or with any U.S. federal Governmental Authority charged with the regulation of, or enforcement of matters concerning, persons engaged in Defense Businesses.

          (j)    Company Compliance with Laws. In the case of the Company only, it and each of its Subsidiaries:

            (1)   conducts its business in compliance with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto or to the employees conducting such businesses;

            (2)   has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit them to own or lease their properties and to conduct their businesses as presently conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to its Knowledge, no suspension or cancellation of any of them is threatened; and

            (3)   has not received, since January 31, 2005, written notification from any Governmental Authority (A) asserting that it or any of its Subsidiaries is not in compliance with any of the statutes, regulations or ordinances which such Governmental Authority enforces or (B) threatening to revoke any license, franchise, permit or governmental authorization.

          (k)   Company Material Contracts; Defaults. In the case of the Company only:

            (1)   Neither it nor any of its Subsidiaries is a party to, bound by or subject to any agreement, contract, arrangement, commitment or understanding (whether written or oral) (A) that is a "material contract" within the meaning of Item 601(b)(10) of the SEC's Regulation S-K or (B) that restricts in any material respect the conduct of business by it or any of its Subsidiaries or its or their ability to compete in any line of business (each a "Material Contract").

            (2)   Neither it nor any of its Subsidiaries is in default under any Material Contract, and to its Knowledge, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

          (l)    Company Taxes. In the case of the Company only,

      (i) (1) all Tax Returns that are required to be filed (taking into account any extensions of time within which to file) by or with respect to it and its Subsidiaries have been duly and timely filed, (2) all Taxes shown to be due on the Tax Returns referred to in clause (1) have been paid in full, (3) all Taxes that it or any of its Subsidiaries is obligated to withhold from amounts owing to any employee, creditor or third party have been withheld and paid over to the proper Governmental Authority, to the extent due and payable, and (4) no extensions or waivers of statutes of limitation have been given by or requested with respect to any of its U.S. federal income taxes or those of its Subsidiaries. The Company has either paid or made provision in accordance with GAAP, in the consolidated financial statements included in the Regulatory Filings filed before the date hereof, for all Taxes of the Company and its Subsidiaries that accrued on or before the end of the most recent period covered by its Regulatory Filings filed before the date hereof. No Liens for Taxes exist with respect to any of its assets or properties or those of its Subsidiaries.

      (ii) The Company's reserve for Taxes contained in its consolidated financial statements included in the Regulatory Filings filed before the date hereof is adequate, as determined under GAAP, to cover any unpaid Taxes of the Company and its Subsidiaries.

      (iii) Neither the Company nor any of its Subsidiaries is a party to or bound by any Tax allocation or sharing agreement which could require a payment by the Company or a Subsidiary to a party other than the Company or a Subsidiary. Neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person (other than Company or any of its Subsidiaries) under Reg. §1.1502-6 (or any similar provision of state, local, or foreign law).

      (iv) No written claim has been made by a taxing authority in a jurisdiction where the Company or its Subsidiaries does not file Tax Returns that the Company or its Subsidiaries may be subject to taxation by that jurisdiction.

      (v) Neither the Company nor any of its Subsidiaries is a party to any agreement, contract or arrangement or plan that could result, separately or in the aggregate, as a result of the transactions contemplated by this Agreement, in the payment of any "excess parachute payment" within the meaning of Code Section 280G (or any corresponding provision of state, local or foreign Tax law).

      (vi) Within the past two years (or any other Tax year for which the applicable statute of limitations is open as of the date of this Agreement), neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Code Section 355 or Code Section 361.

      (vii) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any "closing agreement" as described in Code Section 7121 (or any corresponding provision).

          (m)  Company Employee Benefit Plans. In the case of the Company only:

            (1)   All of its Benefit Arrangements are Previously Disclosed. True and complete copies of all Benefit Arrangements, including, but not limited to,

    any trust instruments and insurance contracts forming a part of any Benefit Arrangements, and all amendments thereto, have been made available to Parent.

            (2)   All of its Benefit Arrangements, other than "multiemployer plans" within the meaning of Section 3(37) of ERISA, are in compliance with ERISA, the U.S. Internal Revenue Code of 1986 (the "Code") and other applicable laws. Each of its Benefit Arrangements which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan"), and which is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the U.S. Internal Revenue Service, and to its Knowledge there are no circumstances reasonably likely to result in revocation of any such favorable determination letter or which would result in material costs under the U.S.-Internal Revenue Service's Employee Plans Compliance Resolution System.

            (3)   None of it, any of its Subsidiaries or any entity which is considered one employer with it under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate") has contributed to a "multiemployer plan", within the meaning of Section 3(37) of ERISA, at any time within the last six years.

            (4)   All contributions required to be made under the terms of any of its Benefit Arrangements have been timely made or have been reflected on its consolidated financial statements included in its Regulatory Filings. None of its Pension Plans or any single-employer plan of any of its ERISA Affiliates has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA and none of its ERISA Affiliates has an outstanding funding waiver. Neither it nor any of its Subsidiaries has provided, or is required to provide, security to any of its Pension Plans or to any single-employer plan of any of its ERISA Affiliates pursuant to Section 401(a)(29) of the Code.

            (5)   Neither it nor any of its Subsidiaries has any obligations for retiree health and life benefits under any Benefit Arrangement or collective bargaining agreement, other than for benefits required by applicable law or the cost of which is borne by the participant.

            (6)   Neither its execution of this Agreement, the consummation of the Transactions nor the Company Shareholder Approval will, either alone or in conjunction with another event (such as termination of employment), (A) entitle any of its employees or any employees of its Subsidiaries to severance pay or any increase in severance pay or (B) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of its Benefit Arrangements.

          (n)   Takeover Laws and Provisions Applicable to the Company. In the case of the Company only, it has taken all action required to be taken by it in order to exempt this

  Agreement and the Transactions from, and this Agreement and the Transactions are exempt from, the provisions of Article 13.03 of the TBCA, and the requirements of any "moratorium," "control share", "fair price", "affiliate transaction", "business combination" or other anti-takeover laws and regulations of any state (collectively, "Takeover Laws"). In the case of the Company only, it has taken all action required to be taken by it in order to make this Agreement and the Transactions comply with, and this Agreement and the Transactions do comply with, the requirements of any Articles, Sections or provisions of its Constituent Documents concerning "business combination", "fair price", "voting requirement", "constituency requirement" or other related provisions (collectively, "Takeover Provisions").

          (o)   Financial Advisors and Consultants. None of it, its Subsidiaries or any of their officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions, except that, in connection with this Agreement, Parent has retained Wachovia Securities and Pruzan & Co. LLC as its financial advisors, and the Company has retained Merrill Lynch & Co. as its financial advisor and Robinson Partners as an outside consultant, the arrangements with which have been disclosed to Parent prior to the date hereof.

          (p)   Sarbanes-Oxley Act. In the case of the Company only, it is in compliance with the provisions of the Sarbanes-Oxley Act, including Section 404 thereof, and to its Knowledge, the certifications provided pursuant to Sections 302 and 906 thereof with each Regulatory Filing of the Company, at the time of filing or submission of each such certification, were accurate.

          (q)   Company Labor Matters. In the case of the Company only, neither it nor any of its Subsidiaries is a party to, or is bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it or any of its Subsidiaries the subject of a proceeding asserting that it or any such Subsidiary has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel it or such Subsidiary to bargain with any labor organization as to wages and conditions of employment, nor is there any strike or other labor dispute involving it or any of its Subsidiaries pending or, to its Knowledge, threatened, nor is it aware, as of the date of this Agreement, of any activity involving it or any of its Subsidiaries' employees seeking to certify a collective bargaining unit or engaging in any other organization activity.

          (r)   Company Environmental Matters. In the case of the Company only, there are no proceedings, claims, actions or investigations of any kind pending or, to the Knowledge of the Company, threatened, against the Company or any Subsidiary in any court, agency or other Governmental Authority or in any arbitral body, arising under any Environmental Law; the Company and its Subsidiaries have conducted their respective operations in compliance with their respective environmental permits and the limitations, restrictions, conditions, standards, prohibitions, requirements and obligations of applicable Environmental Laws; all permits required under Environmental Laws have been obtained and are in full force and effect; there have been no releases of Materials of

  Environmental Concern or other conditions at any property owned, or operated by the Company or its Subsidiaries that would require remediation under Environmental Laws; and, no facts or circumstances exist that would reasonably be expected to result in any liabilities under Environmental Law or common law relating to the operations of the Company or its Subsidiaries as a result of (1) any violation by the Company or its Subsidiaries of any Environmental Law, or (2) the release, storage, handling, treatment, transportation or disposal of any Materials of Environmental Concern generated by the Company's or its Subsidiaries' operations.

          (s)   Knowledge Regarding Representations; Satisfaction of Conditions; No Additional Representations. In the case of Parent only:

            (1)   As of the date hereof, neither Parent nor Merger Sub is aware of any inaccuracy or misstatement in, or breach of, any representation or warranty of the Company contained herein.

            (2)   As of the date hereof, neither Parent nor Merger Sub is aware of any reason why the conditions set forth in Article VII hereof would not be timely satisfied.

            (3)   Parent acknowledges that it and its representatives have received access to such books and records, facilities, equipment, contracts and other assets of the Company and its Subsidiaries which it and its representatives have desired or requested to review, and that it and its representatives have had full opportunity to meet with the management of the Company to discuss the businesses and assets of the Company and its Subsidiaries. Parent acknowledges that neither the Company nor any other person has made any representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent and its representatives except as expressly set forth in Section 5.03 hereof, and neither the Company nor any other person shall have or be subject to any liability to Parent, Merger Sub or any other person resulting from the Company's information memorandum dated December 2005, as subsequently updated, supplemented or amended (the "Information Memorandum") or any information, documents or material made available to Parent in the due diligence materials provided to Parent, including in the "data room," other management presentations (formal or informal including the management presentation dated January 2006 and entitled "Evaluation Materials" (the "Management Presentation")) or in any other form in connection with the Transactions. Without limiting the foregoing, the Company makes no representation or warranty to Parent or Merger Sub with respect to (a) the information set forth in the Information Memorandum or the Management Presentation or (b) any financial projection or forecast relating to the Company or its Subsidiaries, whether or not included in the Information Memorandum or the Management Presentation. Except as otherwise expressly provided herein, no information or knowledge obtained by any party as described in this Section 5.03(s)(3) or otherwise shall affect or be deemed to modify any representation or warranty made by any party hereunder, unless and to the extent a party has actual knowledge to the contrary.

          (t)    Proxy Statement. In the case of the Company only:

            (1)   The proxy statement to be sent to the shareholders of the Company in connection with such Shareholders' Meeting (such proxy statement, as amended or supplemented, being referred to herein as the "Proxy Statement"), shall not, at the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to shareholders of the Company or at the time of the Shareholders' Meeting, contain any statement which, at the time and in light of the circumstances under which it was made, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholders' Meeting which shall have become false or misleading.

            (2)   Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent, Merger Sub or any of Parent's or Merger Sub's representatives for inclusion in the Proxy Statement.

            (3)   The Proxy Statement shall comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.

            (4)   Merrill Lynch & Co. has consented to the inclusion of the full text of its opinion described in Section 5.03(o) in the Proxy Statement and the Company has provided a copy of such opinion to the Parent and Merger Sub.

          (u)   Proxy Statement. In the case of Parent and Merger Sub only:

            (1)   The information supplied by Parent for inclusion in the Proxy Statement shall not, at the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to shareholders of the Company or at the time of the Shareholders' Meeting, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading, or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholders' Meeting which shall have become false or misleading.

            (2)   Notwithstanding the foregoing, Parent and Merger Sub make no representation or warranty with respect to any information supplied by the Company or any of its representatives for inclusion in the Proxy Statement.

          (v)   Required Vote of Company Shareholders. In the case of the Company only, the affirmative vote of the holders of at least two-thirds of the outstanding Shares,

  voting together as a single class, is the vote required to approve the Merger and this Agreement, and no other vote of the security holders of the Company is required by law, the Company's Constituent Documents or otherwise in order for the Company to consummate the Merger and the other Transactions contemplated hereby.

          (w)  Confidentiality Agreements. In the case of the Company only, each confidentiality agreement executed by any person participating in the auction process conducted by the Company in connection with its solicitation of acquisition offers (the "Existing Confidentiality Agreements") is substantially similar to the Confidentiality Agreement executed by Parent, including, but not limited to, with respect to terms concerning confidentiality, "standstill" obligations relating to the purchase or offer to purchase any equity securities of the Company and non-solicitation of the Company's employees. In addition, the Company has not waived any of its rights under any of such other confidentiality agreements.

        5.04    Representations and Warranties about Merger Sub.    Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

          (a)   Organization and Standing. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. It is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or assets or its conduct of business requires it to be so qualified.

          (b)   Merger Sub Stock. The authorized capital stock of Merger Sub consists of 1,000 shares of Merger Sub Common Stock. All of the issued and outstanding capital stock of Merger Sub is owned by Parent as its sole shareholder. The outstanding shares of Merger Sub Common Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights (and were not issued in violation of any preemptive rights).

          (c)   Power. Merger Sub has the corporate power and authority to carry on its business as it is now being conducted and to own all its properties and assets, and it has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Transactions.

          (d)   Authority. Merger Sub has duly authorized, executed and delivered this Agreement, and this Agreement and the Transactions have been authorized by all other necessary corporate actions, including the necessary approval of Parent as the sole shareholder of Merger Sub. This Agreement is its valid and legally binding obligation, enforceable in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

          (e)   Funds. Merger Sub has, or will have at the Effective Time, sufficient funds available to satisfy the obligation to pay the Per Share Consideration in the Merger.

ARTICLE VI
COVENANTS

        6.01    Reasonable Best Efforts.    Subject to the terms and conditions of this Agreement, Parent, Merger Sub and the Company will each use its reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Merger as promptly as practicable and otherwise to enable consummation of the Transactions, including, in the case of the Company, using its reasonable best efforts to obtain the consents of the Governmental Authorities that are parties to the contracts set forth on Schedule 6.01 under those contracts, including the giving of any notices thereunder, and each will cooperate fully with, and furnish information to, the other party to that end. In furtherance and not in limitation of the covenants of the parties contained in this Section 6.01, if any objections are asserted with respect to the Transactions under any antitrust law, or if any suit is threatened to be instituted, by any Governmental Authority or any private party challenging any of the Transactions or otherwise brought under any antitrust law or other applicable law that would otherwise prohibit or materially impair or materially delay the consummation of the Transactions, each of Parent, Merger Sub and the Company shall use its reasonable best efforts to resolve any such objections or suits so as to permit consummation of the Transactions as soon as practicable, and in any event before the Termination Date. Notwithstanding anything in this Section 6.01 to the contrary, Parent shall not be required to sell or dispose of any businesses or assets, to the extent any such sale or disposition would have a material adverse effect on Parent and the Company, taken as a whole.

        6.02    Shareholder Approvals.    The Company, acting through the Company Board, shall, in accordance with applicable law, including the TBCA, and the Company's Articles of Incorporation and By-laws, duly call, give notice of, convene and hold an annual or special meeting of its shareholders as promptly as practicable following the date hereof for the purpose of considering and taking action on this Agreement and the Merger (the "Shareholders' Meeting"). At the Shareholders' Meeting, Parent and Merger Sub shall cause all Shares then owned by them and their subsidiaries to be voted in favor of the adoption of this Agreement.

        6.03    Proxy Statement.    As promptly as practicable after the date hereof, the Company shall file the Proxy Statement with the SEC under the Exchange Act, and shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC promptly. The Company shall provide Parent and its counsel a reasonable opportunity to review and comment upon the Proxy Statement prior to the filing with the SEC. In addition, the Company shall provide Parent and its counsel a written copy of any comments the Company or its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after receipt of such comments and with copies of any written responses to such comments and telephonic notification of any verbal responses to such comments by the Company or its counsel. No filing of, or amendment to, or written correspondence to the SEC or its staff with respect to the Proxy Statement shall be made by the Company without providing Parent and its counsel reasonable opportunity to review and comment thereon. Each of the Company, Parent and Merger Sub agrees to use its reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Proxy Statement and all required amendments and supplements thereto to be mailed to the holders of Shares entitled to vote at the Shareholders' Meeting at the earliest practicable time. Subject in each case to Section 6.06, the Company agrees to use its reasonable best efforts to solicit from the holders of Shares proxies in favor of the adoption of this Agreement and the Merger and take all other action necessary or advisable to secure, at the Shareholders' Meeting the Company Shareholder Approval, by the vote described in Section 5.03(v) of this Agreement.

        6.04    Press Releases.    Parent and the Company will consult with each other before issuing any press release with respect to the Merger or this Agreement and will not issue any such press release without the prior written consent of the other party, which will not be unreasonably withheld or delayed; provided that a party may, without the prior consent of the other party (but after prior consultation, to the extent practicable in the circumstances), issue any such press release or a public statement or file any required documents with the SEC as may be required by applicable law or securities exchange rules. Parent and the Company will cooperate to develop all public communications and make appropriate members of management available at presentations related to the Transactions as reasonably requested by the other party.

        6.05    Access; Information.

          (a)   Company agrees that upon reasonable notice and subject to applicable laws relating to the exchange of information, it will (and will cause its Subsidiaries to) afford Parent, and Parent's Representatives and accountants, such access during normal business hours throughout the period before the Effective Time to the books, records (including, without limitation, Tax Returns and work papers of independent auditors) and properties and to such other information as Parent may reasonably request; provided, however, that such access shall not unreasonably disrupt the operations of the Company. All requests for such access shall be made to representatives of the Company as the Company shall designate, who shall be solely responsible for coordinating all such requests and all access permitted hereunder. Neither Parent nor any of Parent's Representatives shall contact any of the employees, customers or suppliers of the Company in connection with the Transactions, whether in person or by telephone, mail or other means of communication, without the specific prior written authorization of such representatives of the Company as the Company may designate. The Company will not be required to afford access or disclose information that would jeopardize attorney-client privilege, contravene any binding agreement with any third party or violate any law or regulation. The parties will make reasonable appropriate substitute arrangements in circumstances where the previous sentence applies.

          (b)   Each party will hold any information provided in connection with this Agreement or the Transactions confidential in accordance with the Confidentiality Agreement.

        6.06    No Solicitation.

          (a)   From the date hereof until the Effective Time or the earlier termination of this Agreement, the Company shall not, directly or indirectly, through any officer, director, employee, representative or agent of the Company or any of its Subsidiaries

  (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) (collectively, the "Company Representatives"), and shall use commercially reasonable efforts to cause the Company Representatives, not to, directly or indirectly, (i) initiate, solicit, or knowingly encourage or facilitate inquiries or proposals with respect to, or participate in negotiations concerning, or provide any confidential information or data to, or have any substantive discussions with, any third party relating to or that would reasonably be expected to lead to, any Acquisition Proposal (except to notify such person as to the existence of the provisions of this Section 6.06), or (ii) enter into any merger agreement, acquisition agreement, letter of intent or similar document providing for or otherwise relating to any Acquisition Proposal; provided, that notwithstanding anything in this Agreement to the contrary, the Company may, directly or indirectly through any of the Company Representatives, furnish information and data to, and participate in discussions or negotiations with, any person that has made a bona fide written Acquisition Proposal if, and only to the extent that, (I) (A) such Acquisition Proposal is at a price higher than the Per Share Consideration and the Company's Board believes in good faith that there is a substantial likelihood that the consummation of such Acquisition Proposal is probable and (B) after the receipt of advice from outside legal counsel, the Company Board determines in good faith that the failure to take such action would be inconsistent with its fiduciary obligations to the Company's shareholders under applicable law, (II) the Company shall not have violated any of the provisions of this Section 6.06(a), and (III) prior to taking such action, the Company receives from such person an executed confidentiality agreement on terms with respect to confidentiality, standstill obligations relating to the purchase or offer to purchase any equity securities of the Company and non-solicitation of the Company's employees on substantially similar terms to the Confidentiality Agreement; provided, that, notwithstanding anything herein to the contrary, the Company and its Representatives may take, and shall not be prohibited or otherwise limited by the terms of such confidentiality agreement in taking, any action that is otherwise contemplated by this Section 6.06, including the waiver by the Company of the standstill provision to permit discussions and negotiations, the entering into of a definitive agreement and any other actions in the furtherance thereof with respect to such Acquisition Proposal.

          (b)   Notwithstanding anything herein to the contrary, in the event of any bona fide written Acquisition Proposal that has not been withdrawn, (i) the Company Board may approve or recommend, and the Company may enter into a definitive agreement providing for, an Acquisition Proposal that is submitted to the Company prior to the Shareholders' Meeting, and (ii) the Company Board may withdraw or modify in any manner adverse to Parent the Company Board Recommendation (a "Company Board Change of Recommendation"), if (I) the Company shall not have violated any of the provisions of Section 6.06(a), (II) the Company provides Parent with written notice at least three Business Days prior to any meeting of the Company Board at which the Company Board will take any such action, during which three-business day period Parent may propose revisions to the terms of this Agreement, (III) notwithstanding such revisions proposed by Parent pursuant to clause (II) above, the Company Board makes the determination that such Acquisition Proposal constitutes a Superior Proposal, (IV) after the receipt of advice from outside legal counsel, the Company Board determines in good faith that the failure to take such action would be inconsistent with its fiduciary obligations to the Company's shareholders under applicable law.

          (c)   The Company shall promptly (and in any event within 24 hours of receipt thereof) notify Parent after receipt of any Acquisition Proposal (which notice shall identify the person making such Acquisition Proposal and set forth the material terms thereof), any material modification of or material amendment to any Acquisition Proposal (including the material terms thereof), or any request for non-public information relating to the Company by any person that has notified the Company of its intention to make any Acquisition Proposal and the terms and conditions of such request.

          (d)   The Company shall immediately cease and cause to be terminated any existing discussions or negotiations with any persons (other than Parent) conducted heretofore with respect to any of the foregoing. The Company shall immediately request each person who has heretofore executed a confidentiality agreement in connection with its consideration of acquiring Company or any portion thereof to return or destroy in accordance with the terms of such confidentiality agreement all confidential information heretofore furnished to such person by or on behalf of Company.

          (e)   Nothing contained in this Agreement shall prohibit the Company or the Company Board from taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's shareholders if, in the good faith judgment of the Company Board, after consultation with outside counsel, failure to take such action would be inconsistent with applicable law.

          (f)    Nothing in this Agreement shall prohibit or restrict the Company Board from making a Company Board Change of Recommendation to the extent that the Company Board determines in good faith, following consultation with outside legal counsel, that failure to take such action would constitute a breach of the Company Board's fiduciary obligations under applicable law.

        6.07    Takeover Laws and Provisions.    No party will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Law and each of them will take all necessary steps within its control to exempt (or ensure the continued exemption of) such Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect. No party will take any action that would cause the Transactions not to comply with any Takeover Provisions and each of them will take all necessary steps within its control to make such Transactions comply with (or continue to comply with) the Takeover Provisions. Prior to the Effective Time, the Company shall not elect to adopt, or otherwise take action to become subject to, the TBOC.

        6.08    Regulatory Applications.

          (a)   Parent and the Company and their respective Subsidiaries will cooperate and use all reasonable best efforts to prepare as promptly as possible all documentation, to effect all filings and to obtain all material permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary to consummate the Transactions (the "Requisite Approvals") as promptly as practicable, and will make all necessary filings in respect of those Requisite Approvals as soon as practicable. Each of Parent and the Company will have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, with respect to all material written information submitted to any third party or any Governmental Authority in connection with the Requisite Approvals. In exercising the foregoing right, each of the parties will act reasonably and as promptly as practicable. Each party agrees that it will consult with the other party with respect to obtaining all Requisite Approvals and each party will keep the other party apprised of the status of material matters relating to completion of the Transactions.

          (b)   Parent and the Company will, upon request, furnish the other party with all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of such other party or any of its Subsidiaries with or to any third party or Governmental Authority in connection with the Transactions and to the extent permitted by the applicable Governmental Authority or any person objecting to the Transactions, give the other party the opportunity to attend and participate in any meetings and conferences with such Governmental Authority or person objecting to the Transactions.

        6.09    Indemnification.

          (a)   The indemnification provisions of the Constituent Documents of the Surviving Corporation as in effect at the Effective Time shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at the Effective Time were directors, officers or employees of the Company unless such modification is, in the opinion of outside counsel, required by applicable law. Parent shall assume, be jointly and severally liable for, and honor, guarantee and stand surety for, and shall cause the Surviving Corporation to honor, in accordance with their respective terms, each of the covenants contained in this Section 6.09.

          (b)   Without limiting Section 6.09(a), following the Effective Time, Parent and the Surviving Corporation will indemnify, defend and hold harmless the present and former directors, officers and employees of the Company and its Subsidiaries (each, an "Indemnified Party") against all costs or expenses (including reasonable attorneys' fees and costs of investigation), judgments, fines, losses, claims, damages or liabilities as incurred, in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of actions or omissions before, or at the Effective Time (including as to, or arising out of or pertaining to, the Transactions), to the fullest extent permitted by applicable law and the Constituent Documents. Parent shall pay all costs and expenses in connection with such indemnification promptly as statements therefor are received, provided, however, the Parent or the Surviving Corporation may condition the payment of any costs and expenses upon the execution and delivery to the Parent or the Surviving Corporation of an undertaking in customary form providing solely that the Indemnified Party undertakes to repay any payments advanced to the extent that it is ultimately and finally judicially determined that the Indemnified Party is not entitled to be indemnified by the Parent or the Surviving Corporation. At and as of the Effective Time Parent shall cause the By-laws of the Surviving Corporation to conform with the Constituent Documents of the Company and with its obligations under this Section 6.09.

          (c)   For a period of six years following the Effective Time, Parent will cause to be maintained in effect director's and officer's liability insurance that serves to reimburse the present and former officers and directors (determined as of the Effective Time) of the Company or any of their respective Subsidiaries (as opposed to reimbursing the Company or such Subsidiary) with respect to claims against such directors and officers arising from facts or events occurring before, or at the Effective Time (including as to, arising out of or pertaining to, the Transactions), which insurance will contain at least the same coverage and amounts of coverage and will contain terms and conditions no less advantageous to the Indemnified Party than those provided in the director's and officer's liability insurance currently provided by the Company; provided, that officers and directors of the Company or any Subsidiary may be required to make application and provide customary representations and warranties to Parent's insurance carrier for the purpose of obtaining insurance required to be provided by Parent pursuant to this Section 6.09(c); provided, however, that the premium for such coverage does not exceed 200% of current premium, in which event the obligation shall be only to provide the maximum coverage available for a premium not in excess of such amount; and provided, further, the obligation of Parent, Merger Sub and the Surviving Corporation in this Section 6.09(c) shall be satisfied by the purchase by the Company on or before the Effective Time of a "tail-coverage" or "run-off' insurance policy providing the coverage required under this Section 6.09(c) for the required term hereof that is substantially in accord with the requirements of this Section 6.09(c), the premium for which does not exceed 200% of current premium.

          (d)   Any Indemnified Party wishing to claim indemnification under Section 6.09(a), upon learning of any claim, action, suit, proceeding or investigation described above, will promptly notify Parent; provided that failure so to notify will not affect the obligations of Parent under Section 6.09(a) unless and to the extent that Parent is actually prejudiced as a consequence.

          (e)   If Parent or any of its successors or assigns (1) consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or (2) transfers all or substantially all of its assets to any other entity, then and in each case, Parent will, as a condition precedent to the consummation of any such transaction, cause proper provision to be made so that the successors and assigns of Parent will, by specificity, assume the obligations set forth in this Section 6.09 except to the extent that with respect to clause (1) such obligations shall have been assumed by operation of law.

          (f)    The provisions of this Section 6.09 shall survive the Effective Time and are intended to be for the benefit of, and will be enforceable by, each Indemnified Party and his or her heirs and legal representatives.

          (g)   Parent shall pay all reasonable expenses, including reasonable attorneys' fees and costs of investigation, that may be incurred by any Indemnified Party in enforcing all obligations provided in this Section 6.09, provided, however, Parent or the Surviving Corporation may condition the payment of any costs and expenses upon the execution and delivery to Parent or the Surviving Corporation of an undertaking in customary form providing solely that the Indemnified Party undertakes to repay any payments advanced (including legal fees and expenses) to the extent that it is ultimately and finally judicially determined that the Indemnified Party is not entitled to be indemnified by Parent or the Surviving Corporation.

        6.10    Employee Matters.

          (a)   From the Effective Time until the date which is six months after the Closing Date (such date being referred to herein as the "Benefits Transition Date"), Parent shall provide the employees and former employees of the Company and its Subsidiaries, as of the Effective Time (the "Covered Employees") taken as a whole with employee benefits and compensation plans, programs and arrangements (including base salary and annual bonus opportunities, but specifically excluding equity grants and any Supplemental Executive Retirement Plan benefits) no less favorable, in the aggregate, than those provided by the Company or its Subsidiaries, as the case may be, to such Covered Employees immediately prior to the Effective Time. From and after the Benefits Transition Date, Parent shall provide the Covered Employees taken as a whole with employee benefits and compensation plans, programs and arrangements and severance benefits that are no less favorable, in the aggregate, to those provided to similarly situated employees of Parent and its Subsidiaries. In addition, during the 24 months after the Effective Time, a Covered Employee whose employment is terminated "without cause" (as defined in such policy) shall be entitled to receive severance payments and benefits under the Company's severance policy described in the Disclosure Schedule.

          (b)   From and after the Effective Time, Parent shall, (1) provide all Covered Employees with service credit (for purposes of eligibility (including eligibility for retirement), participation, vesting, levels of benefits and benefit accruals under any employee benefit or compensation plan, program or arrangement adopted, maintained or contributed to by Parent or any of its Subsidiaries in which Covered Employees are eligible to participate, but specifically excluding any Supplemental Executive Retirement Plan benefits), for all periods of employment with the Company or any of its Subsidiaries (or their predecessor entities) prior to the Effective Time to the extent credited by the Company for purposes of a comparable plan (provided that there will be no duplication of benefits) and (2) cause any pre-existing conditions, limitations, eligibility waiting periods or required physical examinations under any group health plans of Parent or any of its Subsidiaries to be waived with respect to the Covered Employees and their eligible dependents to the extent waived under the corresponding plan (for a comparable level of coverage) in which the applicable Covered Employee participated immediately prior to the Effective Time. If the Company's medical and/or dental benefit plans for Covered Employees are terminated prior to the end of a plan year, Covered Employees and their dependents who are then participating in a deductible-based medical and/or dental plan sponsored by the Company will be given credit for deductibles and eligible out-of-pocket expenses incurred towards deductibles and out-of-pocket maximums during the portion of the plan year preceding the termination date in a comparable deductible-based medical and/or dental plan of Parent or any of its Subsidiaries for the corresponding Parent benefit plan year.

          (c)   Except as otherwise provided in this Agreement, Parent and the Company shall honor, or cause to be honored, in accordance with their terms, all vested or accrued benefit obligations to, and contractual rights of, Covered Employees of the Company and its Subsidiaries, including any benefits or rights arising as a result of the Merger (either alone or in combination with any other event).

          (d)   Parent and the Company hereby agree that the Transactions shall constitute a "change in control" for purposes of any Benefit Arrangement for the Company to the extent such Benefit Arrangements include such term.

          (e)   The Company shall be permitted at any time prior to the Effective Time to pay annual bonuses based upon performance in its fiscal year ending January 31, 2006, in the ordinary course of business consistent with past practice in an amount currently accrued on the Company's consolidated balance sheet as of January 31, 2006. The Company has proposed to Merger Sub a bonus plan for the fiscal year ending January 31, 2007, a copy of which is set forth in Section 6.10(e) of the Disclosure Schedule, based upon targets and goals substantially similar to those established for its fiscal year ending January 31, 2006, but adjusted so as to apply to the fiscal year ending January 31, 2007 in accordance with past practices. The adoption of such bonus plan for the year ended January 31, 2007 shall not be adopted without the consent of Parent and Merger Sub, but such consent shall not be unreasonably withheld. In granting such consent, Parent and Merger Sub shall be entitled in good faith to propose modifications to such plan that are reasonably intended to make such plan substantially similar in its purposes and effects to Parent's existing plans for its own employees. The Company will in good faith agree to changes proposed by Parent in such regards.

          (f)    The Covered Employees shall participate in Parent's bonus plans for similarly situated employees for the remainder of calendar year 2006 on the same terms and conditions as are Parent's other similarly situated employees. The Company's performance in respect of calculations made under the bonus plans for its fiscal year ending January 31, 2006, shall be calculated without taking into account any expenses or costs associated with or arising as a result of the Transactions or any nonrecurring charges that would not reasonably be expected to have been incurred had the Transactions not occurred and shall not be subject to reduction or negative discretion by the administrator of the bonus plan. If the Effective Time shall have occurred prior to the Company having paid bonuses for the fiscal year ending January 31, 2006, then Parent shall pay such bonuses to the Covered Employees promptly following the Effective Time.

        6.11    Notification of Certain Matters.    Parent and the Company will give prompt notice to the other of any fact, event or circumstance known to it that would cause or constitute a breach of any of its representations, warranties, covenants or agreements contained herein that would be reasonably likely to cause a condition in Article VII not to be capable of being satisfied by the Termination Date.

        6.12    Parent Financing.    The Company hereby confirms and agrees that Wachovia Bank, National Association, its representatives and or affiliates (a) may assist, provide and/or arrange financing (the "Financing") in order for Parent to directly or indirectly acquire, or agree to acquire, offer, seek or propose to acquire directly or indirectly, ownership of the Company or its Subsidiaries or any securities issued by the Company or its Subsidiaries or any rights or options to acquire such ownership, all in accordance with the terms and conditions of this Agreement, and (b) following the Effective Time and the Financing, may exercise any rights or remedies available to it under the credit documentation or otherwise, and that such actions will not be deemed to be in violation of the standstill provisions of the Confidentiality Agreement.

ARTICLE VII
CONDITIONS TO THE MERGER

        7.01    Conditions to Each Party's Obligation to Effect the Merger.    The respective obligation of each party to consummate the Merger is subject to the fulfillment or written waiver by the parties before the Effective Time of each of the following conditions:

          (a)   Shareholder Approval. The Company Shareholder Approval shall have been obtained.

          (b)   HSR Expiration. The applicable waiting period under the HSR Act shall have expired or been terminated.

          (c)   No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, injunction, order, decree or ruling (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the Merger illegal or otherwise restricting, preventing or prohibiting consummation of the Merger.

        7.02    Conditions to the Company's Obligation.    The Company's obligation to consummate the Merger is also subject to the fulfillment or written waiver by the Company before the Effective Time of each of the following conditions:

          (a)   Parent's Representations and Warranties. The representations and warranties of Parent in this Agreement, including those relating to Merger Sub, shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties speak as of an earlier date, in which case such representations and warranties shall be true and correct as of such date) without regard to the standard set forth in Section 5.02 of this Agreement, except where the aggregate effect of all such failures to be true and correct would not have a Material Adverse Effect on Parent; and the Company shall have received a certificate, dated the Closing Date, signed on behalf of Parent by the Chief Executive Officer or Chief Financial Officer of Parent to that effect.

          (b)   Performance of Parent's Obligations. Parent shall have performed in all material respects all obligations required to be performed by it under this Agreement at or before the Effective Time; and the Company shall have received a certificate, dated the Closing Date, signed on behalf of Parent by the Chief Executive Officer or Chief Financial Officer of Parent to that effect.

        7.03    Conditions to Parent's Obligation.    Parent's obligation to consummate the Merger is also subject to the fulfillment, or written waiver by Parent, before the Effective Time of each of the following conditions:

          (a)   The Company's Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties speak as of an earlier date, in which case such representations and warranties shall be true and correct as of such date) without regard to the standard set forth in Section 5.02 of this Agreement, except where the aggregate effect of all such failures to be true and correct would not have a Material Adverse Effect on the Company; and Parent shall have received a certificate, dated the Closing Date, signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company to that effect.

          (b)   Performance of the Company's Obligations. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or before the Effective Time; and Parent shall have received a certificate, dated the Closing Date, signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company to that effect.

          (c)   Governmental Consent. Any approval or consent of any Governmental Authority which is necessary for the Transactions to be consummated in accordance with the terms of the Agreement, or any relevant statutory, regulatory or other governmental waiting periods, whether domestic, foreign or supranational, shall have been obtained or be in full force and effect or shall have expired, except as would not be material and adverse to the Company and its Subsidiaries taken as a whole.

          (d)   No Material Adverse Change. No event, change, effect, condition, fact or circumstance shall have occurred following the date of this Agreement that, individually or in the aggregate, constitutes or would constitute a Material Adverse Change.

          (e)   No U.S. Governmental Litigation. There shall not have been instituted or be pending any action, proceeding, application, claim or counterclaim by any United States Federal Governmental Authority seeking to restrain or prohibit the consummation of the Merger.

ARTICLE VIII
TERMINATION

        8.01    Termination.    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time for any reason provided in paragraphs (a) through (f) below.

          (a)   By mutual written consent of each of Parent and the Company, notwithstanding any approval and adoption of this Agreement by the shareholders of the Company.

          (b)   By either Parent or the Company if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger; provided that the party seeking to terminate this Agreement shall have used its reasonable best efforts to remove or lift such injunction, order, decree or ruling.

          (c)   By either Parent or the Company (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the other party such that if the non-breaching party is Merger Sub, Merger Sub would be entitled to not consummate the Merger pursuant to Section 7.02 (a) or (b) or if the non-breaching party is the Company, the Company would be entitled to not consummate the Merger pursuant to Section 7.03 (a) or (b), which breach has not been cured within the 20 days following written notice to the breaching party except for any breach which, by its nature or timing, cannot be cured.

          (d)   By Parent or the Company if the Effective Time has not occurred by the close of business on November 27, 2006 (the "Termination Date"), provided, however, that the right to terminate this Agreement under this Section 8.01(d) shall not be available to any party to the extent that such party's failure to comply with any provision of this Agreement, including without limitation Section 6.01, has resulted in the failure of any of the conditions set forth in Article VII hereto.

          (e)   By the Company if (i) the Company Board approves or recommends, or the Company enters into, a definitive agreement providing for an Acquisition Proposal, or (ii) the Company Board makes a Company Board Change of Recommendation, in each case only to the extent the Company has acted in accordance with, and has otherwise complied with the terms of, Section 6.06(b).

          (f)    By Parent if: (i) the Company violates in any material respect any of the provisions of Section 6.06 to the material detriment of Parent; (ii) the Company Board recommends to the Company's shareholders any Acquisition Proposal or Superior Proposal; (iii) the Company enters into a definitive agreement providing for any Acquisition Proposal or Superior Proposal; or (iv) the Company Board or any committee thereof shall withdraw the approval of the Merger or this Agreement or effect a Company Board Change of Recommendation, or shall have approved and/or recommended, as applicable, an Acquisition Proposal.

        8.02    Effect of Termination.    In the event of the termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or any of its affiliates, directors, officers or stockholders or shareholders except that the Company or Parent may have liability or obligations as set forth in Section 8.03 and as set forth in or contemplated by Section 8.01 hereof. Notwithstanding the foregoing, nothing herein shall relieve the Company or Parent from liability for any willful breach hereof or willful misrepresentation herein.

        8.03    Expenses.

          (a)   Except as otherwise specifically provided herein, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

          (b)   In the event that this Agreement is terminated by (i) the Company pursuant to Section 8.01(e), (ii) the Parent pursuant to Section 8.01(f), (iii) the Parent pursuant to Section 8.01(c), or (iv) the Company or the Parent pursuant to Section 8.01(d) by reason of Section 7.01(a) not having been satisfied and in the case of such a termination pursuant to Section 8.01(c) or 8.01(e), (A) after the date of this Agreement and prior to in the case of clause (iii), the applicable breach giving rise to such termination right or in the case of clause (iv) the applicable Shareholders' Meeting, an Acquisition Proposal shall have been publicly announced or otherwise publicly communicated to the shareholders of the Company generally and in each case not withdrawn and (B) prior to the six month anniversary of such termination, (i) the Company shall enter into a definitive agreement with respect to such Acquisition Proposal or (ii) such Acquisition Proposal is consummated, then in the case of clauses (i) or (ii) of this Section 8.03(b) the Company shall not later than one Business Day following such termination, pay to Parent in immediately available funds an amount equal to $37,340,000 (the "Termination Fee") and, in the case of clause (iv) of this Section 8.03(b) the Company shall pay to Parent in immediately available funds an amount equal to (x) in the case of clause (iii), the Termination Fee, or (y) in the case of clause (iv), the reasonable expenses actually incurred by Parent and Merger Sub in connection with the negotiation, preparation, execution and performance of this Agreement, in the cases of clauses (x) and (y), if and in the event of the consummation of such Acquisition Proposal no later than one Business Day following the consummation of such Acquisition Proposal. The Company acknowledges that the agreements contained in this Section 8.03(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the Parent and the Merger Sub would not enter into this Agreement; accordingly, if the Company fails to pay the amount due pursuant to this Section 8.03(b), and, in order to obtain such payment, the Parent or the

  Merger Sub commences a suit which results in a judgment against the Company for the fee set forth in this Section 8.03(b), the Company shall pay to the Parent or the Merger Sub, as the case may be, its costs and expenses (including attorneys' fees and expenses) in connection with such suit, together with interest on the amount of the fee at the prime rate in effect on the date such payment was required to be made. The Company shall pay such amount to Parent by wire transfer of same day funds to an account designated by Parent.

ARTICLE IX
MISCELLANEOUS

        9.01    Survival.    The representations, warranties, agreements and covenants contained in this Agreement will not survive the Effective Time (other than Sections 2.04, 2.05, 2.06, 3.01 3.02, 3.03, 3.04, 6.09 and 6.10 and this Article IX).

        9.02    Waiver; Amendment.    At any time prior to the Effective Time, any provision of this Agreement may be (a) waived by the party benefited by the provision, but only in writing, or (b) amended or modified at any time, but only by a written agreement executed in the same manner as this Agreement, except to the extent that any such amendment would violate applicable law or require submission or resubmission of this Agreement or the Plan of Merger contained herein to the shareholders of the Company.

        9.03    Counterparts.    This Agreement may be executed in one or more counterparts, each of which will be deemed to constitute an original.

        9.04    Governing Law; Jurisdiction; Venue.    This Agreement is governed by, and will be interpreted in accordance with, the laws of the State of Texas applicable to contracts made and to be performed entirely within that State. Each of Parent, Merger Sub, and the Company hereby irrevocably and unconditionally; (i) consents to submit to the exclusive jurisdiction of the state and federal courts located in the State of Texas ("Texas Courts") for any litigation arising out of or relating to this Agreement and the Transactions (and agrees not to commence any litigation relating thereto except in such courts), (ii) waives any objection to the laying of venue of any such litigation in the Texas Courts, and (iii) agrees not to plead or claim in any Texas Court that such litigation brought therein has been brought in any inconvenient forum.

        9.05    Notices.    All notices, requests and other communications given or made under this Agreement must be in writing and will be deemed given when personally delivered, facsimile transmitted (with confirmation) or mailed by registered or certified mail (return receipt requested) to the persons and addresses set forth below or such other place as such party may specify by notice.

    If to the Company, to:

      Stewart & Stevenson Services, Inc.
      2707 North Loop West, Suite 800
      Houston, Texas 77008
      Attention: General Counsel
      Fax: (713) 868-2130

    With a copy to:

      Charles Henry Still
      Fulbright & Jaworski L.L.P.
      Fulbright Tower
      1301 McKinney, Suite 5100
      Houston, Texas 77010-3095
      Fax: (713) 651-5246

    If to Parent or Merger Sub, to:

      Armor Holdings, Inc.
      13386 International Parkway
      Jacksonville, Florida 32218
      Attention: Robert R. Schiller
      Fax: (904) 741-5403

    With copies to:

      Kane Kessler, P.C.
      1350 Avenue of the Americas, 26th Floor
      New York, New York 10019
      Attention: Robert L. Lawrence, Esq.
      Fax: 212-245-3009

        9.06    Entire Understanding; No Third Party Beneficiaries.    This Agreement represents the entire understanding of Parent and the Company regarding the Transactions and supersedes any and all other oral or written Agreements previously made or purported to be made, other than the Confidentiality Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied on by any party in entering into this Agreement. Except for Article II, and Section 6.09, which is intended to benefit the Indemnified Parties, and Section 6.10, which is intended to benefit Covered Employees and others, nothing expressed or implied in this Agreement is intended to confer any rights, remedies, obligations or liabilities upon any person other than Parent and the Company.

        9.07    Severability.    If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon any such determination, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

        9.08    Assignment; Successors.    No party may assign either this Agreement or any of its rights or interests, or delegate any of its duties hereunder, in whole or in part, without the prior written consent of the other parties. Any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and permitted assigns.

[remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

PARENT:
ARMOR HOLDINGS, INC.
By:	/s/ PHILIP BARATELLI
Name:	Philip Baratelli
Title:	Corporate Controller, Treasurer & Secretary
MERGER SUB:
SANTANA ACQUISITION CORP.
By:	/s/ PHILIP BARATELLI
Name:	Philip Baratelli
Title:	Vice President and Secretary
COMPANY:
STEWART & STEVENSON SERVICES, INC.
By:	/s/ L. SCOTT BIAR
Name:	L. Scott Biar
Title:	Chief Financial Officer

APPENDIX B

[Letterhead of Merrill Lynch]

                        February 26, 2006

Board of Directors
Stewart & Stevenson Services, Inc.
2707 North Loop West
Houston, TX 77008

Members of the Board of Directors:

        Stewart & Stevenson Services, Inc. (the "Company"), Armor Holdings, Inc. ("Parent") and Santana Acquisition Corp., a newly formed, wholly owned subsidiary of Parent ("MergerSub"), propose to enter into an Agreement and Plan of Merger (the "Agreement") pursuant to which MergerSub would be merged with the Company in a merger (the "Merger") in which each outstanding share of the Company's common stock, without par value, (the "Company Shares"), other than Company Shares held in treasury or held by Parent or any affiliate of Parent or as to which dissenter's rights have been perfected, would be converted into the right to receive $35.00 per share in cash (the "Consideration").

        You have asked us whether, in our opinion, the Consideration to be received by the holders of the Company Shares pursuant to the Merger is fair from a financial point of view to such holders.

        In arriving at the opinion set forth below, we have, among other things:

  (1)
  Reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant;

  (2)
  Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company furnished to us by the Company;

  (3)
  Conducted discussions with members of senior management of the Company concerning the matters described in clauses 1 and 2 above;

  (4)
  Reviewed the market prices and valuation multiples for the Company Shares and compared them with those of certain publicly traded companies that we deemed to be relevant;

  (5)
  Reviewed the results of operations of the Company and compared them with those of certain publicly traded companies that we deemed to be relevant;

  (6)
  Compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed to be relevant;

  (7)
  Participated in certain discussions and negotiations among representatives of the Company and Parent and their financial and legal advisors;

  (8)
  Reviewed a draft dated February 26, 2006 of the Agreement; and

  (9)
  Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

        In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of

B-1

the Company or been furnished with any such evaluation or appraisal, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company. With respect to the financial forecast information furnished to or discussed with us by the Company, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's management as to the expected future financial performance of the Company. We have also assumed that the final form of the Agreement will be substantially similar to the last draft reviewed by us.

        Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof.

        We are acting as financial advisor to the Company in connection with the Merger and will receive a fee from the Company for our services, a significant portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We have, in the past, provided financial advisory and financing services to the Company, including financial advisory services to the Company in connection with the sale of its Power Products Division, and financial advisory and financing services to Parent and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade the Company Shares and other securities of the Company, as well as securities of Parent for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

        This opinion is for the use and benefit of the Board of Directors of the Company. Our opinion does not address the merits of the underlying decision by the Company to engage in the Merger and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Merger or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than the holders of the Company Shares.

        On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received by the holders of the Company Shares pursuant to the Merger is fair from a financial point of view to the holders of such shares.

Very truly yours,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

B-2

APPENDIX C

        Art. 5.11. Rights of Dissenting Shareholders in the Event of Certain Corporate Actions

        A.    Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

          (1)   Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

          (2)   Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

          (3)   Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

        B.    Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

          (1)   the shares, or depository receipts in respect of the shares, held by the shareholder are part of a class or series, shares, or depository receipts in respect of the shares, of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

            (a)   listed on a national securities exchange;

            (b)   listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

            (c)   held of record by not less than 2,000 holders;

          (2)   the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

          (3)   the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

            (a)   shares, or depository receipts in respect of the shares, of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares, or depository receipts in respect of the shares, of which are:

                (i)  listed, or authorized for listing upon official notice of issuance, on a national securities exchange;

               (ii)  approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

              (iii)  held of record by not less than 2,000 holders;

            (b)   cash in lieu of fractional shares otherwise entitled to be received; or

            (c)   any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

        Art. 5.12. Procedure for Dissent by Shareholders as to Said Corporate Actions

        A.    Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

          (1)   (a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. In computing the fair value of the shares under this article, consideration must be given to the value of the corporation as a going concern without including in the computation of value any payment for a control premium or minority discount other than a discount attributable to the type of share held by the dissenting shareholder and any limitation placed on the rights and preferences of those shares. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

            (b)   With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

          (2)   Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty (60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

          (3)   If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

        B.    If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

        C.    After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

        D.    The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

        E.    Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

        F.     The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

        G.    In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

        Art. 5.13. Provisions Affecting Remedies of Dissenting Shareholders

        A.    Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

        B.    Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles 5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

        C.    Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

Front Side of Proxy

STEWART & STEVENSON, SERVICES, INC.
SPECIAL MEETING
                        , 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints CARL B. KING and RITA M. SCHAULAT, or either of them, each with power to appoint his or her substitute, as proxies of the undersigned and authorizes them to represent and vote, as designated below, all the shares of Common Stock of Stewart & Stevenson Services, Inc. that the undersigned would be entitled to vote if personally present, and to act for the undersigned at the special meeting to be held on                        , 2006, or any adjournment or postponement thereof.

This proxy revokes all prior proxies with respect to the special meeting. This proxy will be voted in the manner directed herein and in accordance with the accompanying Proxy Statement. Receipt of the Notice of Special Meeting and the related Proxy Statement is hereby acknowledged. If no direction is made, the undersigned grants the Proxies discretionary authority with respect to, and this proxy will be voted FOR, proposals 1 and 2 which are being proposed by the Board of Directors of Stewart & Stevenson Services, Inc. In their discretion, the Proxies are authorized to consider and vote upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR the approval of proposals 1 and 2.

(TO BE SIGNED ON THE REVERSE SIDE)

Back Side of Proxy

PLEASE MARK, DATE AND SIGN THIS PROXY

1.
To approve and adopt the Agreement and Plan of Merger dated as of February 27, 2006, among Stewart & Stevenson Services, Inc., Armor Holdings, Inc. and Santana Acquisition Corp. and the merger contemplated by the merger agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.
To approve the postponement or adjournment of the special meeting to a later date to solicit additional proxies in favor of the approval and adoption of the merger agreement and the merger if there are not sufficient votes for approval and adoption of the merger agreement and the merger at the special meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
In accordance with their discretion, to consider and vote upon such other matters as may properly come before the special meeting or any adjournment or postponement of the special meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

The signature must be that of the shareholder himself, herself or itself. If shares are held jointly, each shareholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign the full partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Dated:	, 2006	IMPORTANT: Please insert date.
INDIVIDUAL OR JOINT HOLDER:
Signature
Print Name Here
Signature (if jointly held)
Print Name Here
CORPORATE OR PARTNERSHIP HOLDER:
Company Name
By:
Its: